UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:
811-21732
MGI FUNDS
(Exact Name of Registrant as Specified in Charter)
99 High Street
Boston, MA 02110
(Address of Principal Executive Offices)(Zip Code)
Scott M. Zoltowski, Esq.
Mercer Global Investments, Inc.
99 High Street
Boston, MA 02110
(Name and Address of Agent for Service)
Registrant’s Telephone Number, including Area Code:
(617) 747-9500
Date of Fiscal Year End: March 31, 2011
Date of Reporting Period: March 31, 2011

Item 1.	Reports to Stockholders.
The Report to Shareholders is attached herewith.

MGI FundsTM
Annual Report
MGI US Large Cap Growth Equity Fund
MGI US Large Cap Value Equity Fund
MGI US Small/Mid Cap Growth Equity Fund
MGI US Small/Mid Cap Value Equity Fund
MGI Non-US Core Equity Fund
MGI Core Opportunistic Fixed Income Fund
MGI US Short Maturity Fixed Income Fund

This report has been prepared for MGI Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current MGI Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2011

MGI FUNDS

MGI US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are believed to possess superior potential for long-term capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2011, the Fund’s Y-3 share class performance was 21.38% compared to its benchmark return of 18.26%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2011, the Fund employed four sub-advisors, Atlanta Capital, Neuberger Berman, Sands Capital and Winslow Capital. Atlanta manages a portfolio using high quality as defined by the S&P as part of their selection criteria. Neuberger Berman uses a fundamental process that leads them to focus on accelerating earnings for buys and decelerating earnings for sales. Sands manages a concentrated portfolio using a fundamental, bottom-up approach looking for leading companies. Winslow manages a portfolio of fundamental selected securities diversified across market capitalization, earnings growth, market valuations and industry sectors.

Market Commentary and Fund Performance

The market as measured by the S&P 500 Index this fiscal year continued the upward move which had started in 2009, although the ride was somewhat bumpier. The S&P 500 Index posted a return of 15.65% for the period; its advances and declines often moving in tandem with global economic news announcements. With fears of a double dip recession a possibility, the behavior of asset classes followed a pattern that became known as a “risk on, risk off trade”. When the news was positive, the same risky assets that had performed well during the prior fiscal year surged. These same assets and the market as a whole dropped when the news was more negative. The last major positive news was the announcement by the Federal Reserve that they would continue quantitative easing (QE2). QE2 was announced on November 3rd, but widely anticipated in the months prior to the announcement. In the first five months of the fiscal year through the end of August 2010, the S&P 500 Index declined 9.5%, largely on fears of a double-dip recession. As those fears receded and QE2 appeared more certain, the S&P 500 Index gained 27.8% in the last seven months of the fiscal year. Improving economic and corporate data was supportive, despite persistently high unemployment and a murky housing recovery. Markets remained strong as the fiscal year entered 2011, but were soon eclipsed by the combination of unrest in the Middle East/North Africa and the earthquake and resulting tsunami which hit Japan. As had been the pattern all fiscal year, strong economic news sent the market higher for the last two weeks of March 2011 regaining much of what had been lost in February. Within the Russell 1000 Growth Index, the best performing sectors for the fiscal year were energy, industrials, materials and consumer discretionary posting gains of 32.7%, 26.7%, 24.2%, and 22.8% respectively. All sectors generated positive returns, with the health care, financials, information technology, and consumer staples sectors the laggards gaining 7.3%, 10.3%, 13.3%, and 14.7%, respectively.

The MGI Large Cap Growth Fund outperformed the Russell 1000 Growth Index during this fiscal year. Overall, sector positioning was negative, but this was moderated by strong stock selection. Strong stock selection was particularly evident in the information technology, consumer discretionary, energy, and consumer staples sectors. Within the information technology sector, favoring software companies Salesforce.com (+79.4%) and Citrix (+54.8%) over Microsoft, which declined 11.4% over the same period, was a large positive contributor in the sector. Also of note in the information technology sector was the underweight position in communications equipment provider Cisco (-33.9%) and the overweight

MGI US Large Cap Growth Equity Fund

position in QUALCOMM (+33.0%). Other technology names that provided large sources of excess return for the period were Cognizant (+59.7%), Apple (+48.3%), and Baidu (+130.8%). Consumer discretionary sector holdings priceline.com (+98.6%), Netflix (+222.5%), Amazon.com (+32.7%), Las Vegas Sands (+99.6%), and Starbucks (+55.0%) were positive contributors for the period. In the energy sector, favoring equipment & services firms like National Oilwell Varco, FMC Technologies, and Schlumberger over oil/gas/consumable fuels firms was a large source of value add for the fiscal year. On an industry level, equipment & services posted an index return of 46.6%, while the oil/gas/consumable fuels industry posted an index return of 28.2% for the same period. In consumer staples, industry positioning was favorable, as well as an overweight position in Green Mountain Coffee Roasters, which was up 159.4% in the portfolio. Weakness was evident in stock selection in the financials and materials sectors. Within financials, positions in Goldman Sachs, JPMorgan Chase, Charles Schwabb and the exchange CME Group were notable detractors. Negative contributions to excess returns were largely confined to the chemicals industry within the materials sector — namely, underweight positions in holdings Monsanto, Praxair and DuPont, as well as an underweight to the strong performing industry itself. A relatively modest average cash position of 1.9% during a period of a strongly rising market also detracted from results.

The Winslow portion of the Fund outperformed the Russell 1000 Growth Index for the fiscal year. The primary driver of excess returns for this manager was the strong relative results in the information technology, consumer staples, consumer discretionary, and industrials sectors. The Sands portion of the Fund outperformed the Index. Sands manages a concentrated portfolio and was helped by holdings in Salesforce.com, National Oilwell Varco, Las Vegas Sands, Genzyme, Illumina, FMC Technologies and Amazon.com. Atlanta Capital and Neuberger were funded during the fiscal year and have partial period returns. Atlanta outperformed while Neuberger underperformed over this stub-period. Atlanta was helped by consumer discretionary holdings Netflix and priceline.com. Additional sources of excess return was strong stock selection in the energy and industrials sectors. Overall, Neuberger posted positive stock selection, but underperformed due to sector positioning. An overweight position in the health care sector and underweights to the strong performing energy and materials sectors were significant detractors for the partial period.

MGI Funds

March 31, 2011

Comparison of Change in Value of a $10,000 Investment in
MGI US Large Cap Growth Equity Shares vs. the
Russell 1000® Growth Index
As of March 31, 2011

This graph shows the performance of the MGI US Large Cap Growth Equity Fund Class Y-3 shares versus the Russell 1000® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2011. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

MGI US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are considered undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2011, the Fund’s Y-3 share class performance was 11.07% compared to its benchmark return of 15.15%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2011, the Fund employed four sub-advisors, Numeric Investors (Numeric), Eaton Vance Investment Management (Eaton Vance), Robeco Investment Management (Robeco), and O’Shaughnessy Asset management (O’Shaughnessy). Numeric utilizes a highly quantitative approach that uses fundamental inputs and concepts to identify attractive stocks. Numeric’s models look to exploit short-term inefficiencies utilizing their two primary stock selection criteria: Valuation and Information Flow. The Valuation approach utilized a multi-faceted view of a firms valuation and the Information Flow models identify the catalyst to unlock the value and measure the actions of market participants. Eaton Vance utilizes a relative value investing philosophy and invests in companies with attractive valuations and positive fundamentals. Robeco’s process begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The research team then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials. O’Shaughnessy, who was added to the fund in October 2010, uses quantitative models to find the most attractive companies on a shareholder yield basis. This is a combination of dividend yield and share buybacks.

Market Commentary and Fund Performance

The market as measured by the S&P 500 Index this fiscal year continued the upward move which had started in 2009, although the ride was somewhat bumpier. The S&P 500 Index posted a return of 15.65% for the period; its advances and declines often moving in tandem with global economic news announcements. With fears of a double dip recession a possibility, the behavior of asset classes followed a pattern that became known as a “risk on, risk off trade”. When the news was positive, the same risky assets that had performed well during the prior fiscal year surged. These same assets and the market as a whole dropped when the news was more negative. The last major positive news was the announcement by the Federal Reserve that they would continue quantitative easing (QE2). QE2 was announced on November 3rd, but widely anticipated in the months prior to the announcement. In the first five months of the fiscal year through the end of August 2010, the S&P 500 Index declined 9.5%, largely on fears of a double-dip recession. As those fears receded and QE2 appeared more certain, the S&P 500 Index gained 27.8% in the last seven months of the fiscal year. Improving economic and corporate data was supportive, despite persistently high unemployment and a murky housing recovery. Markets remained strong as the fiscal year entered 2011, but were soon eclipsed by the combination of unrest in the Middle East/North Africa and the earthquake and resulting tsunami which hit Japan. As had been the pattern all fiscal year, strong economic news sent the market higher for the last two weeks of March 2011 regaining much of what had been lost in February. The best performing sectors in the Russell 1000 Value Index during the fiscal year were energy (+45.3%), telecommunication services (+30.4%), materials (+27.8%), consumer discretionary (+23.0%), and industrials (+18.6%). All sectors posted positive returns with financials (+4.1%) and health care (+6.8%) unable to keep pace with the broader Index.

MGI US Large Cap Value Equity Fund

The MGI Large Cap Value Fund underperformed the Russell 1000 Value Index during the period. The primary driver of underperformance was stock selection in the energy, telecommunications and information technology sectors. Within the energy sector, the Anadarko holding returned a negative 49% for the portfolio, sold in the wake of the BP oil spill and costing the portfolio significantly in terms of relative results. Underweight positions in energy holdings Chevron, National Oilwell Varco, Marathon Oil, and Baker Hughes were additional negative contributors to excess return. Good stock selection in ExxonMobil, Peabody Energy and Valero was not enough to offset the negative contributions mentioned above. In the telecommunications sector, an underweight position to this strong performing sector in the early part of the fiscal year and subsequent stock selection in the latter half of the fiscal year hampered overall results. Technology holdings HP and Microsoft were significant negative contributors for the fiscal year. The portfolio added value in the health care, consumer discretionary and utilities sectors. Underweight positions in health care holdings Merck and Johnson & Johnson and an overweight position in Humana were strong positive contributors to excess return. An overweight position in the consumer discretionary sector and an underweight position in the utility sector were beneficial.

The Eaton Vance portion of the Fund underperformed the Index. Stock selection was broadly negative, with notable underperformance in the energy, information technology, and consumer discretionary sectors. Within the energy sector, the BP oil spill had a large negative effect on the portfolio with energy holdings Anadarko, Transocean and Halliburton contributing to underperformance. Information technology holdings HP, Cisco and Mastercard were large negative contributors for the period, and overwhelmed some otherwise good stock selection.

Numeric underperformed for the fiscal year, primarily due to their stock selection in financials and consumer cyclicals but fared well in health care and materials.

Robeco also underperformed for the year primarily due to sector positioning and, in fact, posting overall positive stock selection. O’Shaughnessy was funded in October of the fiscal year and posted a partial period return. For this partial period, O’Shaughnessy underperformed primarily due to a significant underweight to the energy sector and a broadly unfavorable market environment in which high dividend yielding stocks were out of favor.

MGI Funds

March 31, 2011

Comparison of Change in Value of a $10,000 Investment in
MGI US Large Cap Value Equity Shares vs. the
Russell 1000® Value Index
As of March 31, 2011

This graph shows the performance of the MGI US Large Cap Value Equity Fund Class Y-3 shares versus the Russell 1000® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2011. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

MGI US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of small and medium sized U.S. companies that are believed to offer superior potential for capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2011, the Fund’s Y-3 share class performance was 28.10% compared to its benchmark return of 30.08%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2011, the Fund employed four sub-advisors, Westfield Capital Management (Westfield), Goldman Sachs Asset Management (GSAM), Delaware Management Company, a series of Delaware Management Business Trust. (Delaware), and Tygh Capital Management (Tygh). GSAM uses fundamental, bottom-up research to find ideas for the portfolio. GSAM bases investment decisions on the identification of high-quality business franchises that are strategically positioned for long-term growth. The team seeks to invest in companies that meet its criteria for a high-quality growth investment — dominant market share, established brand name, pricing power, and recurring revenue streams. Delaware uses a bottom-up fundamental process to find companies with attractive business models that generate strong free cash flow. They also believe in a concentrated portfolio of 20 to 30 holdings. Tygh focuses their research on discovering companies that have the potential to grow both earnings and revenues higher than 20% for the next two years and enjoy the price gains that go along with that growth. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential.

Market Commentary and Fund Performance

The market as measured by the S&P 500 Index this fiscal year continued the upward move which had started in 2009, although the ride was somewhat bumpier. The S&P 500 Index posted a return of 15.65% for the period; its advances and declines often moving in tandem with global economic news announcements. With fears of a double dip recession a possibility, the behavior of asset classes followed a pattern that became known as a “risk on, risk off trade”. When the news was positive, the same risky assets that had performed well during the prior fiscal year surged. These same assets and the market as a whole dropped when the news was more negative. The last major positive news was the announcement by the Federal Reserve that they would continue quantitative easing (QE2). QE2 was announced on November 3rd, but widely anticipated in the months prior to the announcement. In the first five months of the fiscal year through the end of August 2010, the S&P 500 Index declined 9.5%, largely on fears of a double-dip recession. As those fears receded and QE2 appeared more certain, the S&P 500 Index gained 27.8% in the last seven months of the fiscal year. Improving economic and corporate data was supportive, despite persistently high unemployment and a murky housing recovery. Markets remained strong as the fiscal year entered 2011, but were soon eclipsed by the combination of unrest in the Middle East/North Africa and the earthquake and resulting tsunami which hit Japan. As had been the pattern all fiscal year, strong economic news sent the market higher for the last two weeks of March 2011 regaining much of what had been lost in February. Within the Russell 2500 Growth Index, the best performing sectors for the fiscal year were energy, information technology, consumer staples, and industrials posting gains of 54.7%, 45.0%, 32.4%, and 31.1% respectively. All sectors generated positive returns, with the utilities, health care, telecommunication services, and financials sectors the laggards gaining 14.8%, 16.6%, 19.2%, and 21.0%, respectively.

MGI US Small/Mid Cap Growth Equity Fund

The MGI US Small/Mid Cap Growth Equity Fund underperformed the Russell 2500 Growth Index for the period. While the portfolio was overweight to the best performing sector in the index, the energy sector, industry positioning and stock selection among oil and gas stocks was a large negative contributor to excess returns. The oil and gas industry in the energy sector posted a return of 70.4%, while the portfolio returned 36.2% for the period. Stock selection in the telecommunication services sector was an additional source of underperformance for the period. Sector holdings NII Holdings and SBA Communications were the two largest negative contributors for the period. Strong stock selection in the health care sector was not enough to offset the underperformance in other areas of the portfolio. Biotech companies Illumina and Alexion both posted returns greater than 80% for the period, contributing over 60 basis points to relative returns. The biotech area was with strong relative results as the portfolio avoided some significant decliners within this industry.

Goldman underperformed the Index during the period. For the first five months of the fiscal year through August 31, 2010, the manager was up on the benchmark by over 200 basis points, but from the sharp market upturn in the last seven months of the fiscal year, underperformed by a large margin, although posting strong absolute numbers. The valuation focus and “buy-the-business” approach of this manager was not a favorable market environment in the latter half of the year. Information technology holdings FormFactor, Equinix and Dolby Labs were notable underperformers. Strong stock selection in the consumer discretionary sector helped to offset some of the underperformance. Tygh underperformed the Index during the period. Tygh’s relative performance on a sector basis was the mirror image of Goldman’s, strongly outperforming in the information technology and health care sectors, while underperforming in the consumer discretionary sector. Consumer discretionary holdings OrientExpress, OfficeMax, and WMS Industries were significant negative contributors to excess return. Westfield outperformed the Index during the period. Strong stock selection in the health care sector, particularly in biotechnology stocks, helped results. Stock selection in the consumer discretionary sector was also a source of value add in the period. In particular, the consumer discretionary holding Fossil, which advanced in the portfolio 132.4%, was a significant positive contributor. In addition, underweighting for-profit education stocks, which was an area of somewhat intense federal regulatory oversight in the period, was an additional source of value add. Delaware was funded during the year and posted partial period returns. Delaware outperformed in this partial period, up sharply on the benchmark with large overweight positions in WeightWatchers, Verifone, Abiomed and Whole Foods Market, which all posted strong relative results. Detractors to relative results over the period were Strayer Education and Expeditors International.

MGI Funds

March 31, 2011

Comparison of Change in Value of a $10,000 Investment in
MGI US Small/Mid Cap Growth Equity Shares vs. the
Russell 2500® Growth Index
As of March 31, 2011

This graph shows the performance of the MGI US Small/Mid Cap Growth Equity Fund Class Y-3 shares versus the Russell 2500® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2011. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

MGI US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

Investment Strategy

The Fund invests in common stocks of small and medium sized U.S. companies that offer the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks’ intrinsic values relative to current market prices.

Performance

For the fiscal year ended March 31, 2011, the Fund’s Y-3 share class performance was 24.36% compared to its benchmark return of 22.67%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2010, the Fund employed four sub-advisors, AQR Capital Management (AQR), NWQ Investment Management Company (NWQ), Systematic Financial Management (Systematic), and River Road Asset Management (River Road). AQR’s process is largely quantitative with traditional factors as inputs and weightings partially determined through qualitative analysis. AQR’s basic philosophy combines concepts of value and momentum. NWQ is a fundamental value firm focusing on “Value with a Catalyst”. Systematic employs proprietary quantitative screening combined with traditional fundamental research. Systematic’s investment philosophy seeks to find companies trading at low valuations that are exhibiting tangible and sustainable improvement in their earnings, cash flow and/or company fundamentals. River Road seeks to identify financially strong companies that trade at a discount to their calculated absolute value.

Market Commentary and Fund Performance

The market as measured by the S&P 500 Index this fiscal year continued the upward move which had started in 2009, although the ride was somewhat bumpier. The S&P 500 Index posted a return of 15.65% for the period; its advances and declines often moving in tandem with global economic news announcements. With fears of a double dip recession a possibility, the behavior of asset classes followed a pattern that became known as a “risk on, risk off trade”. When the news was positive, the same risky assets that had performed well during the prior fiscal year tended to surge. These same assets and the market as a whole tended to drop when the news was more negative. The last major positive news was the announcement by the Federal Reserve that they would continue quantitative easing (QE2). QE2 was announced on November 3rd, but widely anticipated in the months prior to the announcement. In the first five months of the fiscal year through the end of August 2010, the S&P 500 Index declined 9.5%, largely on fears of a double-dip recession. As those fears receded and QE2 appeared more certain, the S&P 500 Index gained 27.8% in the last seven months of the fiscal year. Improving economic and corporate data was supportive, despite persistently high unemployment and a murky housing recovery. Markets remained strong as the fiscal year entered 2011, but were soon eclipsed by the combination of unrest in the Middle East/North Africa and the earthquake and resulting tsunami which hit Japan. As had been the pattern all fiscal year, strong economic news sent the market higher for the last two weeks of March 2011 regaining much of what had been lost in February. Within the Russell 2500 Value Index, the best performing sectors for the fiscal year were energy, information technology, consumer staples, and industrials posting gains of 54.7%, 45%, 32.4%, and 31.1% respectively. All sectors generated positive returns, with the utilities, health care, telecommunication services, and financials sectors the laggards gaining 14.8%, 16.6%, 19.2%, and 21.0%, respectively.

The MGI Small/Mid Cap Value Equity Fund outperformed the Index for the fiscal year. Outside of the energy sector, the portfolio was able to add value in every sector. Strong stock selection was notable in the financials, consumer discretionary, information technology, and consumer staples sectors. In the financials sector, underweighting regional banks in favor of rebounding consumer finance stocks helped relative results. Consumer finance holding Discover Financial

MGI US Small/Mid Cap Value Equity Fund

Services was up over 62% for the period. Other notable positive contributors in the financials sector were Amerco (+66.9%), CB Richard Ellis (+32.1%) and Hertz (+45.3%). In addition, avoiding Wilmington Trust, Assured Guaranty and Radian Group, stocks that all declined over 30% for the period, was a significant help to relative results. In the consumer discretionary sector, specialty retail holdings PetSmart, Williams Sonoma, Rent-a-Center, and Signet Jewelers proved to be deft picks as these holdings posted strong returns. In addition, underweighting homebuilders was a source of value add for the period. Information technology holdings Atmel (91.4%), Cirrus Logic (58.4%) and Coherent (81.8%) were strong contributors for the period. Top contributors in the consumer staples sector were Casey’s General Store, Elizabeth Arden, Hormel Foods and DelMonte Foods. An average underweight position (5.4% vs. 7.5%) to the best performing sector in the index, the energy sector, was the largest negative contributor on a sector-attribution basis for the period. Stock selection in the energy sector was modestly negative.

AQR outperformed the Index for the period. They are a quantitative manager with broad exposure to many stocks focusing on specific factors which they believe will outperform. They experienced generally strong stock selection with the exception in the energy sector. Within the industrials sector, four securities (Timken, Ceradyne, Ladish and Thomas Betts) provided over 160 basis points of excess returns. NWQ, a more concentrated portfolio, outperformed the benchmark for the fiscal year. NWQ posted flat to strong stock selection across all sectors and was the best performing subadvisor in the Fund for the period. Systematic outperformed the Index. Their investment process starts with a quantitative screen that ranks companies based upon their valuation and an earnings catalyst score. Stocks that pass this screen are then subjected to rigorous fundamental analysis. Over the recent period these factors were not strongly effective, but Systematic was able to outpace the benchmark through strong fundamental analysis and prudent risk controls. River Road underperformed the index for the period. A significant average underweight (1.5% vs. 7.5%) to the energy sector, which posted an index return of 63.1% for the fiscal year, was a significant negative contributor to relative results. Generally, sector positioning was a headwind for this manager, but through strong stock selection was able to offset much of this underperformance.

MGI Funds

March 31, 2011

Comparison of Change in Value of a $10,000 Investment in
MGI US Small/Mid Cap Value Equity Shares vs. the
Russell 2500® Value Index
As of March 31, 2011

This graph shows the performance of the MGI US Small/Mid Cap Value Equity Fund Class Y-3 shares versus the Russell 2500® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2011. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

MGI Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide a long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any size, located in the world’s developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2011, the Fund’s Y-3 share class performance was 9.45% compared to its benchmark return of 10.42%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2011, the Fund employed five sub-advisors, AllianceBernstein, Arrowstreet Capital, Limited Partnership, Lazard Asset Management (Lazard), Echo Point Investment Management (formerly MSIM/Invesco), and MFS Investment Management (MFS). AllianceBernstein manages a value portfolio, which consists of stocks identified as mispriced through the firm’s bottom-up fundamental research and a disciplined valuation process. Arrowstreet employs a quantitative investment approach, focusing on developing and exploiting proprietary signals. Arrowstreet’s proprietary investment process measures the direct effects on stocks, as well as the indirect effects on countries, global sectors, country/sector interactions, and expanded linkages of inter-related companies. Arrowstreet constructs portfolios with an intergrated alpha forecast, while simultaneously estimating risk and transaction costs, to create optimized portfolios. This strategy invests opportunistically in emerging markets. Arrowstreet replaced GMO in the fund line-up in December 2010. Lazard manages a portfolio of stocks from the emerging markets that are identified as having strong financial productivity and are believed to trade at attractive valuations. Echo Point manages a growth portfolio, which focuses on attractively valued stocks that are identified as being high quality and exhibiting strong growth characteristics. MFS manages a value portfolio, which focuses on stocks whose long-term value is not adequately reflected in the price.

Market Commentary and Fund Performance

International equity markets were driven primarily by macro factors throughout the 12 month period ending March 31, 2011. Although general global economic indicators strengthened throughout the 12-month period, the year began poorly hampered by a rising sovereign debt crisis in Europe. Beginning with Greece’s continuing fiscal crisis in May, investors braced themselves for a potential double dip triggered by potential sovereign defaults in Europe. As the European Central Bank and International Monetary Fund worked to avoid potential contagion across the Eurozone particularly Portugal, Ireland, Italy, Greece and Spain, investors began to rush towards the safe havens of U.S. Treasuries and gold. As a result both developed and emerging market equities struggled throughout April, May and June, with developed Europe seeing the largest declines. On a sector level, the April oil spill in the Gulf of Mexico resulted in significant losses in the energy sector. BP, the British energy giant, led the decliners, losing over half of its market value, as mounting oil spill costs put the firm’s future in jeopardy. Despite these events, economic reports remained encouraging across the globe, and as August began investor concerns began to subside, leading to the strongest September equity returns in 6 decades. The markets remained strong through the end of 2010, but 2011 brought with it more headlines that put pressure on the markets.

As 2011 started, developed markets were lifted by positive sentiment while emerging markets struggled with political unrest and inflation fears. In January, emerging market investors struggled with concerns about uprisings in Tunisia and Egypt. The Egyptian unrest proved contagious, spreading to other Middle East nations such as Libya leading to rising global oil prices. Rising oil prices, combined with concerns over rising food prices, contributed to a significant sell-off in emerging markets during the first two months of 2011. In contrast, developed markets held strong throughout January and February, while March saw these trends reverse sharply. A major earthquake, and subsequent tsunami in Japan, took the

MGI Non-US Core Equity Fund

spotlight off the emerging markets and placed it squarely on the developed economies, as investors struggled to determine how the disaster in Japan might affect the rest of the global economies.

For the 12-month period ending March 31, 2011, the MSCI EAFE® Index returned 10.42%. Emerging markets, boosted by strengthening commodity prices and relatively stronger macro-economic fundamentals, outperformed developed markets. Growth stocks topped value stocks, and small cap stocks generally outperformed their large cap counterparts. The U.S. dollar depreciated against most other major currencies during this period, adding almost 9 percentage points to the MSCI EAFE Index’s return in U.S. dollars over local currency. Despite the currency effect, developed international equity markets significantly underperformed the U.S. equity markets.

In this environment, the MGI Non-U.S. Core Equity Fund underperformed the MSCI EAFE® Index for the 12-month period ending March 31, 2011. Allocations on both a country and sector level, along with macro factors, were the primary drivers to underperformance. Favorable security selection in Japan and Switzerland as well as in the financials, utilities and health care sectors contributed positively to performance. The Fund’s underweight in financials and utilities, along with exposure to emerging markets and Canada, also added value. Conversely, stock selection in Hong Kong, and France as well as in materials and industrials detracted from performance. Underweighting industrials and materials stocks while overweighting health care and technology stocks was a negative contributor to overall Fund performance.

In aggregate, performance of the Fund’s subadvisors was positive with some strategies struggling as markets rallied over the year. The core sleeve of GMO/Arrowstreet kept pace with the MSCI EAFE® Index for the year, primarily driven by stock selection in the financials, utilities and energy sectors as well as within Japan. An underweight to the materials sector and an overweight to the healthcare sector detracted from results. Echo Point benefited from the strong performance of growth stocks and surpassed the Index for the year. Their growth strategy’s stock selection in utilities and healthcare, as well as in Japan and opportunistic emerging market allocations helped their performance. AllianceBernstein struggled as global macro events varied as European sovereign debt issues and the tragic events in Japan shook investors’ confidence in the global economic recovery. The deep value style of its portfolio also detracted from performance. Weak security selection within utilities (in particular our holding in Tokyo Electric Power), consumer discretionary and industrials sectors was offset by positive results in Energy and Materials. However, MFS’ relative value style helped to offset Bernstein’s weakness. MFS outperformed the Index primarily driven by strong stock selection in Australia, Japan and the U.K., as well as within the financials sector. In addition Lazard’s emerging markets portfolio, boosted by the broad-based surge in emerging market stocks, also added to the Fund’s relative performance for the period.

MGI Funds

March 31, 2011

Comparison of Change in Value of a $10,000 Investment in
MGI Non-US Core Equity Shares vs. the
MSCI EAFE Index
As of March 31, 2011

This graph shows the performance of the MGI Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2011. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Due to market conditions, the Fund has experienced unusually high performance which may not be sustainable or repeated in the future.

MGI Core Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays Capital U.S. Aggregate BondTM Index.

Investment Strategy

The Fund invests primarily in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund may also invest a significant portion of assets in any combination of non-investment grade bonds, non-U.S. dollar denominated bonds and bonds issued from emerging capital markets.

Performance

For the fiscal year ended March 31, 2011, the Fund’s Y-3 share class performance was 6.25% compared to its benchmark return of 5.12%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2011, the Fund employed four sub-advisors, BlackRock Advisors, Inc., Western Asset Management Company (WAMCO), Pacific Investment Management Company (PIMCO), and MacKay Shields LLC. BlackRock manages its allocated portion of the Fund using a relative value strategy to determine the tradeoff between risk and return. This philosophy emphasizes research and analysis of specific sectors and securities along with the risks associated with the fixed income markets, including interest rate risk, yield curve risk, cash flow risk, credit risk, and liquidity risk. WAMCO manages its allocated portion of the Fund using a diversified, value-oriented portfolio. WAMCO’s management style emphasizes the use of multiple strategies and active sector rotation and issue selection, while constraining overall interest rate risk relative to the benchmark. PIMCO manages its allocated portion of the Fund using a blend of long-range macro-economic forecasts with shorter-term, bottom-up security selection focused on valuation. PIMCO uses sector rotation and duration targeting as primary drivers of performance within a disciplined, risk-controlled approach. MacKay Shields manages its allocated portion of the Fund using a focused approach to credit research within the high yield bond market. The research process assesses the level of credit risk and seeks to avoid those securities for which they deem the return prospects to be inferior.

Market Commentary and Fund Performance

There was no shortage of headlines and market angst over the one year period ending March 31, 2011, with pockets of heightened volatility in both directions and ultimately a finish in rate markets not far from where they began twelve months earlier. Environmental disasters in the BP oil crisis and Japan earthquake served as book-end events for a time period where fixed income markets remained surprisingly resilient if not sanguine even in the midst of global unrest, sovereign credit worries, and a transition from nervousness over economic recovery to concern over inflation. Commodity prices on staples such as food and cotton have increased sharply, along with an uptick in oil, as the result of regional unrest, natural catastrophe, and changes to supply/demand dynamics globally. Domestically, despite persistent weakness in employment and housing markets, US economic data remains largely positive and indicative of gradual improvement.

Higher yielding, higher beta sectors maintained a strong run coming out of a record-setting 2009 as investors continued to search for yield and took comfort in the strength of corporate fundamentals. Treasury markets had largely rallied into the fall on subdued data releases and expected support from the Federal Reserve, but then saw rates rise sharply to close 2010 and into 2011 as continued firming of economic indicators point towards a turning point for policy looming on the horizon.

The Fund’s return was positive in both absolute terms and in relation to the Barclays Capital Aggregate Bond Index for the period. With all non-Treasury, or spread sectors, providing excess returns the Fund benefitted from its strategic overweight

MGI Core Opportunistic Fixed Income Fund

to these sectors during 2010. Spread sector performance was led by High Yield, and the continued appetite for corporate issuance, as well as the Commercial Mortgage-Backed Securities (CMBS) sector that is benefitting from stabilizing fundamentals and supportive supply/demand technicals. Investment grade credit, residential Mortgage-Backed Securities (MBS) and asset-backed securities (ABS) also outperformed like-duration Treasuries.

The risk posture of each sub-advisor correlated with their respective performance results. PIMCO’s relatively defensive top-down positioning, which has proven beneficial since their inception in June 2008, moderated some of the excess return potential for 2010 while still providing a healthy amount of outperformance for the period. WAMCO’s more aggressive spread sector allocation provided returns ahead of the Fund’s benchmark, while Blackrock’s blend of sub-sector strategies, exhibiting a more moderate risk exposure, also outperformed. While MacKay’s earlier portfolio repositioning enabled it to keep pace with a strong high yield market, the high yield market itself was well ahead of broad market fixed income, prompting MacKay to outperform the Fund’s benchmark by a dramatic margin.

MGI Funds

March 31, 2011

Comparison of Change in Value of a $10,000 Investment in
MGI Core Opportunistic Fixed Income Shares vs. the
Barclays Capital U.S. Aggregate Bondtm Index
As of March 31, 2011

This graph shows the performance of the MGI Core Opportunistic Fixed Income Fund Class Y-3 shares versus the Barclays Capital US Aggregate BondTM Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2011. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI US Short Maturity Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is safety of principal with a moderate level of income. The benchmark for the Fund is the Barclays Capital Government/Credit 1-3 Year Bond Index.

Investment Strategy

The Fund invests in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund’s duration will typically fall between one and three years. Duration measures the potential price sensitivity of a bond with respect to change in interest rates.

Performance

For the fiscal year ended March 31, 2011, the Fund’s Y-3 share class performance was 2.19% compared to its benchmark return of 2.08%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2011, the Fund employed one sub-advisor, JP Morgan Asset Management. JP Morgan (Columbus, OH) manages the Fund using a bottom-up, relative value perspective, seeking to identify bonds that are high quality and offer inexpensive cash flows. The process is driven largely by security selection, seeking bonds that are undervalued.

Market Commentary and Fund Performance

There was no shortage of headlines and market angst over the one year period ending March 31, 2011, with pockets of heightened volatility in both directions and ultimately a finish in rate markets not far from where they began twelve months earlier. Environmental disasters in the BP oil crisis and Japan earthquake served as book-end events for a time period where fixed income markets remained surprisingly resilient if not sanguine even in the midst of global unrest, sovereign credit worries, and a transition from nervousness over economic recovery to concern over inflation. Commodity prices on staples such as food and cotton have increased sharply, along with an uptick in oil, as the result of regional unrest, natural catastrophe, and changes to supply/demand dynamics globally. Domestically, despite persistent weakness in employment and housing markets, US economic data remains largely positive and indicative of gradual improvement.

Higher yielding, higher beta sectors maintained a strong run coming out of a record-setting 2009 as investors continued to search for yield and took comfort in the strength of corporate fundamentals. Treasury markets had largely rallied into the fall on subdued data releases and expected support from the Federal Reserve, but then saw rates rise sharply to close 2010 and into 2011 as continued firming of economic indicators point towards a turning point for policy looming on the horizon.

The Fund’s return was positive in both absolute terms and in relation to the Barclays Capital Government/Credit 1-3 Year Bond Index for the period. The Fund’s sub-advisor strategic overweight to out-of-benchmark spread sectors and exposure to high quality, structured securities such as asset-backed and residential mortgage-backed bonds, was rewarded during the period as these security types benefitted from the attention of investors seeking incremental yield in a zero interest rate environment.

MGI Funds

March 31, 2011

Comparison of Change in Value of a $10,000 Investment in
MGI US Short Maturity Fixed Income Shares vs. the
Barclays Capital Government/Credit 1-3 Year Bond Index
As of March 31, 2011

This graph shows the performance of the MGI US Short Maturity Fixed Income Fund Class Y-3 shares versus the Barclays Capital Government/Credit 1-3 Year Bond Index from August 22, 2005, which is the inception date of the Fund, through March 31, 2011. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

MGI US Large Cap Growth Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 98.7%

	Advertising — 0.2%

17,200	Omnicom Group, Inc.	843,832

	Aerospace & Defense — 2.0%

33,818	Boeing Co. (The)	2,500,165
13,500	Goodrich Corp.	1,154,655
19,107	Rockwell Collins, Inc.	1,238,707
43,764	United Technologies Corp.	3,704,622

		8,598,149

	Agriculture — 0.6%

35,290	Monsanto Co.	2,550,055

	Apparel — 1.7%

21,351	Coach, Inc.	1,111,106
41,600	NIKE, Inc. Class B	3,149,120
29,936	VF Corp.	2,949,594

		7,209,820

	Auto Manufacturers — 0.3%

89,300	Ford Motor Co.*	1,331,463

	Auto Parts & Equipment — 0.8%

41,365	BorgWarner, Inc.*	3,296,377

	Banks — 0.6%

83,000	Wells Fargo & Co.	2,631,100

	Beverages — 1.5%

45,312	Coca-Cola Co. (The)	3,006,451
51,830	Green Mountain Coffee Roasters, Inc.*	3,348,737

		6,355,188

	Biotechnology — 2.1%

24,100	Alexion Pharmaceuticals, Inc.*	2,378,188
23,930	Amgen, Inc.*	1,279,058
77,640	Illumina, Inc.*	5,440,235

		9,097,481

	Chemicals — 1.1%

20,500	Ecolab, Inc.	1,045,910
33,135	Potash Corp. of Saskatchewan, Inc.	1,952,646
15,500	Praxair, Inc.	1,574,800

		4,573,356

See accompanying Notes to the Financial Statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Coal — 0.6%

15,500	Peabody Energy Corp.	1,115,380
10,800	Walter Energy, Inc.	1,462,644

		2,578,024

	Commercial Services — 1.6%

94,300	Visa, Inc. Class A	6,942,366

	Computers — 10.4%

69,080	Apple, Inc.*	24,070,926
98,427	Cognizant Technology Solutions Corp. Class A*	8,011,958
204,438	EMC Corp.*	5,427,829
61,822	Hewlett-Packard Co.	2,532,847
60,067	NetApp, Inc.*	2,894,028
30,033	SanDisk Corp.*	1,384,221

		44,321,809

	Cosmetics & Personal Care — 1.1%

17,000	Estee Lauder Cos. (The), Inc. Class A	1,638,120
48,227	Procter & Gamble Co. (The)	2,970,783

		4,608,903

	Distribution & Wholesale — 0.5%

14,500	W.W. Grainger, Inc.	1,996,360

	Diversified Financial Services — 6.2%

19,600	American Express Co.	885,920
259,300	Charles Schwab Corp. (The)	4,675,179
7,992	CME Group, Inc.	2,409,988
15,100	Franklin Resources, Inc.	1,888,708
20,800	Goldman Sachs Group, Inc.	3,296,176
29,788	IntercontinentalExchange, Inc.*	3,680,010
121,501	JPMorgan Chase & Co.	5,601,196
24,600	Lazard, Ltd. Class A	1,022,868
26,370	T. Rowe Price Group, Inc.	1,751,495
59,500	TD Ameritrade Holding Corp.	1,241,765

		26,453,305

	Electrical Components & Equipment — 0.3%

23,791	Emerson Electric Co.	1,390,108

	Electronics — 0.3%

15,823	Waters Corp.*	1,375,019

	Energy-Alternate Sources — 0.3%

7,601	First Solar, Inc.*	1,222,545

See accompanying Notes to the Financial Statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Engineering & Construction — 0.9%

53,000	Fluor Corp.	3,903,980

	Health Care - Products — 2.6%

22,230	Covidien Plc	1,154,626
6,500	Edwards Lifesciences Corp.*	565,500
13,000	Intuitive Surgical, Inc.*	4,334,980
21,100	Stryker Corp.	1,282,880
52,500	Varian Medical Systems, Inc.*	3,551,100

		10,889,086

	Health Care - Services — 0.6%

59,540	UnitedHealth Group, Inc.	2,691,208

	Insurance — 0.3%

23,300	Aflac, Inc.	1,229,774

	Internet — 12.5%

81,708	Amazon.Com, Inc.*	14,718,062
16,900	Baidu, Inc., Sponsored ADR*	2,328,989
37,310	Check Point Software Technologies*	1,904,675
27,500	Ctrip.com International, Ltd., ADR*	1,140,975
24,321	F5 Networks, Inc.*	2,494,605
19,106	Google, Inc. Class A*	11,200,128
14,400	MercadoLibre, Inc.	1,175,472
36,599	Netflix, Inc.*	8,686,041
3,366	OpenTable, Inc.*	357,974
12,070	priceline.com, Inc.*	6,112,731
19,594	SINA Corp.*	2,097,342
36,000	VeriSign, Inc.	1,303,560

		53,520,554

	Iron & Steel — 1.3%

51,677	Allegheny Technologies, Inc.	3,499,566
21,600	Cliffs Natural Resources, Inc.	2,122,848

		5,622,414

	Lodging — 1.3%

94,700	Las Vegas Sands Corp.*	3,998,234
29,616	Starwood Hotels & Resorts Worldwide, Inc.	1,721,282

		5,719,516

	Machinery - Construction & Mining — 0.7%

25,800	Caterpillar, Inc.	2,872,830

	Machinery - Diversified — 1.9%

21,474	Cummins, Inc.	2,353,980

See accompanying Notes to the Financial Statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Machinery - Diversified — continued

26,000	Deere & Co.	2,519,140
14,831	Flowserve Corp.	1,910,233
16,221	Rockwell Automation, Inc.	1,535,317

		8,318,670

	Media — 0.7%

26,300	Scripps Networks Interactive, Inc. Class A	1,317,367
38,900	Walt Disney Co. (The)	1,676,201

		2,993,568

	Metal Fabricate & Hardware — 0.6%

16,082	Precision Castparts Corp.	2,366,949

	Mining — 1.3%

14,350	BHP Billiton, Ltd., Sponsored ADR	1,375,878
76,998	Freeport-McMoran Copper & Gold, Inc. Class B	4,277,239

		5,653,117

	Miscellaneous - Manufacturing — 3.2%

35,066	3M Co.	3,278,671
20,200	Cooper Industries Plc	1,310,980
66,800	Danaher Corp.	3,466,920
66,600	General Electric Co.	1,335,330
39,000	Honeywell International, Inc.	2,328,690
40,000	Illinois Tool Works, Inc.	2,148,800

		13,869,391

	Oil & Gas — 4.8%

21,550	Apache Corp.	2,821,326
55,557	Canadian Natural Resources, Ltd.	2,746,182
32,381	Denbury Resources, Inc.*	790,096
13,549	Devon Energy Corp.	1,243,392
19,210	EOG Resources, Inc.	2,276,577
43,300	Occidental Petroleum Corp.	4,524,417
35,600	Petroleo Brasileiro SA, Sponsored ADR	1,265,224
21,845	Range Resources Corp.	1,277,059
38,300	Southwestern Energy Co.*	1,645,751
45,400	Suncor Energy, Inc.	2,035,736

		20,625,760

	Oil & Gas Services — 6.9%

20,022	Baker Hughes, Inc.	1,470,215
30,682	Cameron International Corp.*	1,751,942
56,299	FMC Technologies, Inc.*	5,319,130
85,200	Halliburton Co.	4,246,368

See accompanying Notes to the Financial Statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Oil & Gas Services — continued

88,743	National Oilwell Varco, Inc.	7,034,658
103,740	Schlumberger, Ltd.	9,674,792

		29,497,105

	Pharmaceuticals — 4.7%

98,482	Allergan, Inc.	6,994,192
87,257	Express Scripts, Inc.*	4,852,362
38,550	Gilead Sciences, Inc.*	1,636,062
26,634	Mead Johnson Nutrition Co.	1,542,907
77,200	Mylan, Inc.*	1,750,124
21,000	Shire Plc, ADR	1,829,100
29,600	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,485,032

		20,089,779

	Retail — 4.2%

34,340	CarMax, Inc.*	1,102,314
2,600	Chipotle Mexican Grill, Inc. Class A*	708,162
29,100	Costco Wholesale Corp.	2,133,612
40,040	CVS Caremark Corp.	1,374,173
34,790	Darden Restaurants, Inc.	1,709,233
38,800	Dollar General Corp.*	1,216,380
28,503	Nordstrom, Inc.	1,279,214
25,500	O’Reilly Automotive, Inc.*	1,465,230
129,280	Starbucks Corp.	4,776,896
22,760	Urban Outfitters, Inc.*	678,931
26,800	Yum! Brands, Inc.	1,376,984

		17,821,129

	Semiconductors — 2.1%

34,300	Altera Corp.	1,509,886
72,900	ASML Holding NV, ADR*	3,244,050
47,490	Broadcom Corp. Class A	1,870,156
27,887	Cree, Inc.*	1,287,264
36,100	Texas Instruments, Inc.	1,247,616

		9,158,972

	Software — 8.4%

104,100	Activision Blizzard, Inc.	1,141,977
40,214	Adobe Systems, Inc.*	1,333,496
42,100	Autodesk, Inc.*	1,857,031
13,500	Cerner Corp.*	1,501,200
82,317	Citrix Systems, Inc.*	6,047,007
26,700	Intuit, Inc.*	1,417,770
25,120	Microsoft Corp.	637,043
281,785	Oracle Corp.	9,403,166
83,097	Salesforce.com, Inc.*	11,100,097

See accompanying Notes to the Financial Statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Software — continued

16,270	VMware, Inc. Class A*	1,326,656

		35,765,443

	Telecommunications — 5.0%

16,480	Acme Packet, Inc.*	1,169,421
65,475	American Tower Corp. Class A*	3,392,915
82,791	Corning, Inc.	1,707,978
65,356	Juniper Networks, Inc.*	2,750,180
228,930	Qualcomm, Inc.	12,552,232

		21,572,726

	Transportation — 2.5%

46,660	CH Robinson Worldwide, Inc.	3,458,906
19,000	Expeditors International of Washington, Inc.	952,660
25,030	J.B. Hunt Transport Services, Inc.	1,136,863
50,350	Union Pacific Corp.	4,950,915

		10,499,344

	TOTAL COMMON STOCKS (COST $323,177,395)	422,056,575

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.0%

	Bank Deposits — 1.0%

4,287,483	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/11	4,287,483

	TOTAL SHORT-TERM INVESTMENTS (COST $4,287,483)	4,287,483

	TOTAL INVESTMENTS — 99.7% (Cost $327,464,878)	426,344,058

	Other Assets and Liabilities (net) — 0.3%	1,495,939

	NET ASSETS — 100.0%	$427,839,997

	Notes to Schedule of Investments:

	ADR — American Depository Receipt

	* Non-income producing security.

See accompanying Notes to the Financial Statements.

MGI US Large Cap Growth Equity Fund
Schedule of Investments (Continued)
March 31, 2011

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.7
Short-Term Investments	1.0
Other Assets and Liabilities (net)	0.3

100.0%

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 99.0%

	Advertising — 0.3%

29,134	Omnicom Group, Inc.	1,429,314

	Aerospace & Defense — 4.5%

10,596	Boeing Co. (The)	783,362
19,631	General Dynamics Corp.	1,502,949
51,980	Lockheed Martin Corp.	4,179,192
70,566	Northrop Grumman Corp.	4,425,194
92,640	Raytheon Co.	4,712,597
37,900	United Technologies Corp.	3,208,235

		18,811,529

	Agriculture — 1.7%

4,992	Altria Group, Inc.	129,942
92,040	Philip Morris International, Inc.	6,040,585
25,537	Reynolds American, Inc.	907,330

		7,077,857

	Airlines — 0.2%

3,000	Alaska Air Group, Inc.*	190,260
69,600	Delta Air Lines, Inc.*	682,080

		872,340

	Apparel — 0.3%

29,443	Guess?, Inc.	1,158,582

	Auto Manufacturers — 0.7%

35,000	General Motors Co.*	1,086,050
13,313	Navistar International Corp.*	922,990
30,997	Oshkosh Corp.*	1,096,674

		3,105,714

	Auto Parts & Equipment — 0.8%

14,948	Autoliv, Inc.	1,109,590
30,143	TRW Automotive Holdings Corp.*	1,660,277
12,615	Visteon Corp.*	788,311

		3,558,178

	Banks — 7.3%

99,420	Banco Santander SA, Sponsored ADR	1,165,202
390,158	Bank of America Corp.	5,200,806
51,065	Barclays Plc, Sponsored ADR	926,319
29,440	BNP Paribas, ADR	1,079,565
22,000	Capital One Financial Corp.	1,143,120
88,535	Fifth Third Bancorp	1,228,866

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Banks — continued

11,415	HSBC Holdings Plc, Sponsored ADR	591,297
135,059	KeyCorp	1,199,324
5,200	M&T Bank Corp.	460,044
56,465	PNC Financial Services Group, Inc.	3,556,730
1,900	State Street Corp.	85,386
190,289	US Bancorp	5,029,338
291,072	Wells Fargo & Co.	9,226,983

		30,892,980

	Beverages — 1.6%

15,711	Anheuser-Busch InBev NV, Sponsored ADR	898,198
110,380	Coca-Cola Enterprises, Inc.	3,013,374
46,620	Dr Pepper Snapple Group, Inc.	1,732,399
17,879	PepsiCo, Inc.	1,151,586

		6,795,557

	Biotechnology — 0.8%

49,770	Amgen, Inc.*	2,660,207
7,100	Biogen Idec, Inc.*	521,069

		3,181,276

	Chemicals — 0.7%

8,120	Air Products & Chemicals, Inc.	732,262
11,929	Albemarle Corp.	712,996
5,700	CF Industries Holdings, Inc.	779,703
7,000	PPG Industries, Inc.	666,470
2,800	W.R. Grace & Co.*	107,212

		2,998,643

	Coal — 0.7%

37,943	Peabody Energy Corp.	2,730,378

	Commercial Services — 1.3%

13,400	DeVry, Inc.	737,938
15,966	Equifax, Inc.	620,279
5,800	ITT Educational Services, Inc.*	418,470
19,230	Manpower, Inc.	1,209,182
21,760	McKesson Corp.	1,720,128
35,128	Western Union Co. (The)	729,609

		5,435,606

	Computers — 2.6%

25,294	Accenture Plc	1,390,411
2,420	Apple, Inc.*	843,249
16,496	CGI Group, Inc. Class A*	345,261
38,556	EMC Corp.*	1,023,662

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Computers — continued

58,740	Hewlett-Packard Co.	2,406,578
14,588	International Business Machines Corp.	2,378,865
8,200	Lexmark International, Inc. Class A*	303,728
9,999	Research In Motion, Ltd.*	565,643
28,764	Seagate Technology PLC*	414,202
36,433	Western Digital Corp.*	1,358,587

		11,030,186

	Cosmetics & Personal Care — 0.0%

1,376	Procter & Gamble Co. (The)	84,762

	Diversified Financial Services — 7.4%

64,303	American Express Co.	2,906,496
13,806	Ameriprise Financial, Inc.	843,270
15,900	CIT Group, Inc.*	676,545
372,445	Citigroup, Inc.*	1,646,207
80,255	Discover Financial Services	1,935,751
34,132	Goldman Sachs Group, Inc.	5,408,898
297,186	JPMorgan Chase & Co.	13,700,275
36,566	Morgan Stanley	998,983
15,446	Raymond James Financial, Inc.	590,655
150,001	SLM Corp.*	2,295,015

		31,002,095

	Electric — 1.7%

134,200	AES Corp. (The)*	1,744,600
33,222	American Electric Power Co., Inc.	1,167,421
9,800	DTE Energy Co.	479,808
29,725	Edison International	1,087,638
3,800	Entergy Corp.	255,398
45,936	NV Energy, Inc.	683,987
13,133	PG&E Corp.	580,216
37,276	Public Service Enterprise Group, Inc.	1,174,567
9,000	TECO Energy, Inc.	168,840

		7,342,475

	Electronics — 0.9%

14,536	Avnet, Inc.*	495,532
27,260	Koninklijke Philips Electronics NV, ADR*	876,954
40,829	TE Connectivity, Ltd.	1,421,666
13,485	Thermo Fisher Scientific, Inc.*	749,092
24,550	Vishay Intertechnology, Inc.*	435,517

		3,978,761

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Engineering & Construction — 0.2%

14,800	KBR, Inc.	558,996
4,800	McDermott International, Inc.*	121,872

		680,868

	Entertainment — 0.1%

31,470	Cinemark Holdings, Inc.	608,945

	Environmental Control — 0.1%

16,330	Waste Management, Inc.	609,762

	Food — 3.0%

2,541	Campbell Soup Co.	84,132
10,788	Corn Products International, Inc.	559,034
29,095	Kraft Foods, Inc. Class A	912,419
43,939	Nestle SA, Sponsored ADR	2,525,614
113,555	Safeway, Inc.	2,673,085
172,073	Sara Lee Corp.	3,040,530
94,915	Tyson Foods, Inc. Class A	1,821,419
29,028	Unilever NV, ADR	910,318

		12,526,551

	Forest Products & Paper — 0.4%

9,969	Domtar Corp.	914,955
15,375	Rayonier, Inc.	958,016

		1,872,971

	Gas — 0.6%

11,500	Energen Corp.	725,880
17,795	Petrobakken Energy Ltd. Class A	338,105
21,664	Sempra Energy	1,159,024
4,989	Southern Union Co.	142,785
10,600	UGI Corp.	348,740

		2,714,534

	Health Care - Products — 1.7%

5,900	CareFusion Corp.*	166,380
46,196	Covidien Plc	2,399,420
76,614	Johnson & Johnson	4,539,380

		7,105,180

	Health Care - Services — 4.2%

24,882	Aetna, Inc.	931,333
9,371	DaVita, Inc.*	801,314
61,462	Humana, Inc.*	4,298,652
20,545	Lincare Holdings, Inc.	609,365
30,100	Quest Diagnostics, Inc.	1,737,372

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Health Care - Services — continued

103,920	UnitedHealth Group, Inc.	4,697,184
64,126	WellPoint, Inc.	4,475,354

		17,550,574

	Insurance — 7.4%

12,597	ACE, Ltd.	815,026
3,700	Allied World Assurance Co. Holdings, Ltd.	231,953
17,895	American Financial Group, Inc.	626,683
22,200	Assurant, Inc.	854,922
31,004	Assured Guaranty, Ltd.	461,959
19,561	Axis Capital Holdings, Ltd.	683,070
45,858	Berkshire Hathaway, Inc. Class B*	3,835,104
57,835	Chubb Corp.	3,545,864
7,471	Everest Re Group, Ltd.	658,793
36,162	Hartford Financial Services Group (The), Inc.	973,843
3,300	HCC Insurance Holdings, Inc.	103,323
44,904	Lincoln National Corp.	1,348,916
75,721	Metlife, Inc.	3,387,000
8,703	Protective Life Corp.	231,065
83,631	Prudential Financial, Inc.	5,149,997
10,653	Reinsurance Group of America, Inc.	668,795
107,914	Travelers Cos. (The), Inc.	6,418,725
27,815	Validus Holdings, Ltd.	927,074
5,100	Willis Group Holdings Plc	205,836

		31,127,948

	Internet — 0.5%

46,208	eBay, Inc.*	1,434,296
18,900	IAC/InterActiveCorp*	583,821

		2,018,117

	Investment Companies — 0.1%

42,300	American Capital, Ltd.*	418,770

	Iron & Steel — 0.6%

7,300	Cliffs Natural Resources, Inc.	717,444
12,570	Reliance Steel & Aluminum Co.	726,294
16,402	United States Steel Corp.	884,724

		2,328,462

	Leisure Time — 0.2%

21,037	Carnival Corp.	806,979
2,400	Polaris Industries, Inc.	208,848

		1,015,827

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Media — 5.4%

3,912	Cablevision Systems Corp.	135,394
66,995	CBS Corp. Class B	1,677,555
92,736	Comcast Corp. Class A	2,292,434
77,177	DIRECTV Class A*	3,611,884
56,100	DISH Network Corp. Class A*	1,366,596
17,056	Gannett Co., Inc.	259,763
45,417	Liberty Global, Inc.*	1,880,718
14,509	Liberty Media Corp. - Starz Series A*	1,125,898
44,988	Time Warner Cable, Inc.	3,209,444
97,429	Time Warner, Inc.	3,478,215
60,026	Viacom, Inc. Class B	2,792,410
22,449	Walt Disney Co. (The)	967,327

		22,797,638

	Metal Fabricate & Hardware — 0.1%

4,594	Timken Co. (The)	240,266

	Mining — 0.9%

19,030	BHP Billiton, Ltd., Sponsored ADR	1,824,597
32,826	Freeport-McMoran Copper & Gold, Inc. Class B	1,823,484

		3,648,081

	Miscellaneous - Manufacturing — 3.2%

18,000	Eaton Corp.	997,920
258,691	General Electric Co.	5,186,754
32,655	Honeywell International, Inc.	1,949,830
45,018	Illinois Tool Works, Inc.	2,418,367
6,115	Siemens AG, Sponsored ADR	839,834
44,728	Tyco International, Ltd.	2,002,473

		13,395,178

	Office & Business Equipment — 0.2%

93,675	Xerox Corp.	997,639

	Oil & Gas — 10.5%

22,896	Apache Corp.	2,997,544
6,982	BP Plc, Sponsored ADR	308,185
13,200	Canadian Natural Resources, Ltd.	652,476
83,482	Chevron Corp.	8,968,471
86,474	ConocoPhillips	6,905,814
33,436	Devon Energy Corp.	3,068,422
11,264	EOG Resources, Inc.	1,334,897
49,011	Exxon Mobil Corp.	4,123,295
31,114	Hess Corp.	2,651,224
5,941	Noble Energy, Inc.	574,198
62,239	Occidental Petroleum Corp.	6,503,353

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Oil & Gas — continued

36,782	Repsol YPF, SA, Sponsored ADR	1,267,140
21,545	Royal Dutch Shell PLC, ADR	1,569,769
9,700	Transocean, Inc.*	756,115
71,251	Valero Energy Corp.	2,124,705
2,700	Whiting Petroleum Corp.*	198,315

		44,003,923

	Oil & Gas Services — 0.0%

3,300	Complete Production Services, Inc.*	104,973

	Packaging & Containers — 0.3%

22,547	Ball Corp.	808,310
4,240	Rock-Tenn Co. Class A	294,044

		1,102,354

	Pharmaceuticals — 5.7%

25,933	Abbott Laboratories	1,272,014
23,040	AmerisourceBergen Corp.	911,462
5,410	AstraZeneca Plc, Sponsored ADR	249,509
118,016	Bristol-Myers Squibb Co.	3,119,163
46,427	Eli Lilly & Co.	1,632,837
35,769	Gilead Sciences, Inc.*	1,518,036
9,524	Herbalife, Ltd.	774,873
36,518	Medco Health Solutions, Inc.*	2,050,851
106,802	Merck & Co., Inc.	3,525,534
27,830	Omnicare, Inc.	834,622
362,670	Pfizer, Inc.	7,365,828
32,000	Warner Chilcott Plc Class A	744,960

		23,999,689

	Pipelines — 0.0%

1,500	ONEOK, Inc.	100,320

	REITS — 1.6%

9,129	AvalonBay Communities, Inc. REIT	1,096,210
10,265	Boston Properties, Inc. REIT	973,635
2,504	Brandywine Realty Trust REIT	30,399
13,003	CBL & Associates Properties, Inc. REIT	226,512
8,688	CommonWealth REIT	225,627
11,931	Hospitality Properties Trust REIT	276,203
8,900	Public Storage REIT	987,099
27,343	Simon Property Group, Inc. REIT	2,930,076

		6,745,761

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Retail — 5.6%

39,385	Best Buy Co., Inc.	1,131,137
66,793	CVS Caremark Corp.	2,292,336
4,100	Dillard’s, Inc. Class A	164,492
118,928	Gap, Inc. (The)	2,694,908
16,520	Home Depot, Inc.	612,231
26,822	Kohl’s Corp.	1,422,639
59,237	Lowe’s Cos., Inc.	1,565,634
37,406	Macy’s, Inc.	907,470
26,080	McDonald’s Corp.	1,984,427
4,000	Nu Skin Enterprises, Inc. Class A	115,000
42,157	Target Corp.	2,108,272
38,599	TJX Cos. (The), Inc.	1,919,528
93,899	Wal-Mart Stores, Inc.	4,887,443
22,886	Walgreen Co.	918,644
15,989	Williams-Sonoma, Inc.	647,555

		23,371,716

	Semiconductors — 0.4%

53,486	Texas Instruments, Inc.	1,848,476

	Shipbuilding — 0.1%

11,892	Huntington Ingalls Industries, Inc.*	493,518

	Software — 2.4%

11,600	CA, Inc.	280,488
249,112	Microsoft Corp.	6,317,480
98,448	Oracle Corp.	3,285,210

		9,883,178

	Telecommunications — 9.2%

207,888	AT&T, Inc.	6,361,373
30,087	BCE, Inc.	1,093,362
21,875	Cisco Systems, Inc.	375,156
233,469	Deutsche Telekom AG, Sponsored ADR	3,600,092
71,408	France Telecom SA, Sponsored ADR	1,607,394
36,197	Harris Corp.	1,795,371
201,934	Koninklijke KPN NV, Sponsored ADR	3,463,168
80,569	Portugal Telecom, SGPS, SA, Sponsored ADR	937,018
87,476	Rogers Communications, Inc. Class B	3,184,126
45,908	Tele Norte Leste Participacoes SA, ADR	804,767
57,761	Telecomunicacoes de Sao Paulo SA, ADR	1,422,653
45,707	Telefonaktiebolaget LM Ericsson Class B, Sponsored ADR	587,792
112,273	Telefonica SA, Sponsored ADR	2,831,525
13,976	Telefonos de Mexico SAB de CV, Sponsored ADR	255,202
197,403	Telstra Corp., Ltd., ADR	2,850,499

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Telecommunications — continued

142,409	Verizon Communications, Inc.	5,488,443
68,370	Vodafone Group Plc, Sponsored ADR	1,965,638

		38,623,579

	Transportation — 0.6%

6,300	CSX Corp.	495,180
19,563	Union Pacific Corp.	1,923,630

		2,418,810

	Water — 0.2%

27,006	American Water Works Co., Inc.	757,518

	TOTAL COMMON STOCKS (COST $352,593,529)	416,597,359

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.7%

	Bank Deposit — 0.7%

2,816,942	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/11	2,816,942

	TOTAL SHORT-TERM INVESTMENTS (COST $2,816,942)	2,816,942

	TOTAL INVESTMENTS — 99.7% (Cost $355,410,471)	419,414,301

	Other Assets and Liabilities (net) — 0.3%	1,103,560

	NET ASSETS — 100.0%	$420,517,861

	Notes to Schedule of Investments:

	ADR — American Depository Receipt

	REIT — Real Estate Investment Trust

	* Non-income producing security.

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund
Schedule of Investments (Continued)
March 31, 2011

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	99.0
Short-Term Investments	0.7
Other Assets and Liabilities (net)	0.3

100.0%

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 98.3%

	Advertising — 0.8%

67,261	Lamar Advertising Co. Class A*	2,484,621

	Aerospace & Defense — 1.7%

34,814	Aerovironment, Inc.*	1,217,446
13,146	Alliant Techsystems, Inc.	929,028
58,134	BE Aerospace, Inc.*	2,065,501
9,280	TransDigm Group, Inc.*	777,942

		4,989,917

	Apparel — 1.8%

26,439	Ascena Retail Group, Inc.*	856,888
20,444	Carter’s, Inc.*	585,312
51,888	CROCS, Inc.*	925,682
27,919	Phillips-Van Heusen Corp.	1,815,572
8,581	Under Armour, Inc. Class A*	583,937
9,946	Warnaco Group (The), Inc.*	568,812

		5,336,203

	Auto Manufacturers — 0.4%

15,451	Navistar International Corp.*	1,071,218

	Auto Parts & Equipment — 1.1%

51,468	Amerigon, Inc. Class A*	785,916
104,250	Goodyear Tire & Rubber Co. (The)*	1,561,665
27,658	Meritor, Inc.*	469,356
23,357	Titan International, Inc.	621,530

		3,438,467

	Banks — 1.1%

33,602	Eagle Bancorp, Inc.*	472,108
21,898	East-West Bancorp, Inc.	480,880
33,591	First Republic Bank/San Francisco CA*	1,038,298
56,099	People’s United Financial, Inc.	705,726
210,887	Popular, Inc.*	613,681

		3,310,693

	Beverages — 1.2%

24,650	Green Mountain Coffee Roasters, Inc.*	1,592,637
44,500	Peet’s Coffee & Tea, Inc.*	2,140,005

		3,732,642

	Biotechnology — 2.2%

25,542	Alexion Pharmaceuticals, Inc.*	2,520,485
45,643	Halozyme Therapeutics, Inc.*	306,265

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Biotechnology — continued

27,664	Illumina, Inc.*	1,938,416
24,610	Incyte Corp.*	390,068
21,400	Life Technologies Corp.*	1,121,788
5,219	United Therapeutics Corp.*	349,777

		6,626,799

	Chemicals — 1.4%

19,550	Airgas, Inc.	1,298,511
32,400	Celanese Corp.	1,437,588
6,465	Ferro Corp.*	107,254
26,300	Westlake Chemical Corp.	1,478,060

		4,321,413

	Coal — 1.7%

17,277	Alpha Natural Resources, Inc.*	1,025,735
36,100	Consol Energy, Inc.	1,936,043
22,300	Massey Energy Co.	1,524,428
5,362	Walter Energy, Inc.	726,176

		5,212,382

	Commercial Services — 9.3%

16,300	Alliance Data Systems Corp.*	1,400,007
25,268	Coinstar, Inc.*	1,160,307
30,752	ExamWorks Group, Inc.*	683,617
36,504	FleetCor Technologies, Inc.*	1,192,221
54,648	Genpact, Ltd.*	791,303
86,609	Healthcare Services Group	1,522,586
91,768	Heartland Payment Systems, Inc.	1,608,693
96,550	Hertz Global Holdings, Inc.*	1,509,077
51,001	Iron Mountain, Inc.	1,592,761
29,068	iSoftstone Holdings, Ltd., ADR*	538,049
13,200	ITT Educational Services, Inc.*	952,380
10,776	Manpower, Inc.	677,595
10,900	New Oriental Education & Technology Group, Sponsored ADR*	1,090,763
17,117	Parexel International Corp.*	426,213
59,400	Quanta Services, Inc.*	1,332,342
98,103	Ritchie Bros Auctioneers, Inc.	2,761,599
24,798	Robert Half International, Inc.	758,819
19,700	Strayer Education, Inc.	2,570,653
36,071	Verisk Analytics, Inc. Class A*	1,181,686
60,965	Weight Watchers International, Inc.	4,273,646

		28,024,317

	Computers — 2.3%

111,700	Brocade Communications Systems, Inc.*	686,955
10,228	IHS, Inc. Class A*	907,735

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Computers — continued

27,244	MICROS Systems, Inc.*	1,346,671
47,719	RealD, Inc.*	1,305,592
19,750	Syntel, Inc.	1,031,542
32,500	Teradata Corp.*	1,647,750

		6,926,245

	Cosmetics & Personal Care — 0.3%

63,300	Skilled Healthcare Group, Inc. Class A*	910,887

	Distribution & Wholesale — 1.8%

39,042	Fastenal Co.	2,531,093
37,226	LKQ Corp.*	897,146
9,493	Watsco, Inc.	661,757
19,650	WESCO International, Inc.*	1,228,125

		5,318,121

	Diversified Financial Services — 5.5%

36,246	Affiliated Managers Group, Inc.*	3,964,225
25,626	CBOE Holdings, Inc.	742,385
13,444	Eaton Vance Corp.	433,435
41,578	Evercore Partners, Inc. Class A	1,425,710
21,460	IntercontinentalExchange, Inc.*	2,651,168
42,944	Lazard, Ltd. Class A	1,785,611
15,700	MF Global Holdings, Ltd.*	129,996
91,400	optionsXpress Holdings, Inc.	1,673,534
85,476	SLM Corp.*	1,307,783
128,092	TradeStation Group, Inc.*	899,206
37,300	Waddell & Reed Financial, Inc. Class A	1,514,753

		16,527,806

	Electrical Components & Equipment — 1.1%

8,909	American Superconductor Corp.*	221,567
33,900	Ametek, Inc.	1,487,193
24,938	GrafTech International, Ltd.*	514,471
17,050	Hubbell, Inc.	1,211,061

		3,434,292

	Electronics — 3.9%

51,260	Amphenol Corp. Class A	2,788,031
18,579	Dolby Laboratories, Inc. Class A*	914,273
44,086	FLIR Systems, Inc.	1,525,816
94,522	Gentex Corp.	2,859,291
35,844	National Instruments Corp.	1,174,608
29,475	Sensata Technologies Holding NV*	1,023,667

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Electronics — continued

21,081	Trimble Navigation, Ltd.*	1,065,434
15,331	Woodward, Inc.	529,839

		11,880,959

	Engineering & Construction — 1.4%

18,032	Aecom Technology Corp.*	500,027
15,620	Chicago Bridge & Iron Co. NV	635,109
34,292	KBR, Inc.	1,295,209
40,569	McDermott International, Inc.*	1,030,047
17,349	URS Corp.*	798,922

		4,259,314

	Entertainment — 0.3%

32,150	DreamWorks Animation SKG, Inc. Class A*	897,950

	Environmental Control — 0.5%

4,335	Stericycle, Inc.*	384,384
33,850	Waste Connections, Inc.	974,542

		1,358,926

	Food — 1.3%

22,050	Ralcorp Holdings, Inc.*	1,508,882
60,226	Smart Balance, Inc.*	276,437
31,000	Whole Foods Market, Inc.	2,042,900

		3,828,219

	Hand & Machine Tools — 0.8%

37,676	Kennametal, Inc.	1,469,364
17,950	Snap-On, Inc.	1,078,077

		2,547,441

	Health Care - Products — 4.1%

87,266	ABIOMED, Inc.*	1,267,975
54,773	Bruker Corp.*	1,142,017
34,489	CareFusion Corp.*	972,590
10,740	Cooper Cos. (The), Inc.	745,893
1,319	Given Imaging, Ltd.*	25,998
15,866	Henry Schein, Inc.*	1,113,317
46,050	Hill-Rom Holdings, Inc.	1,748,979
27,926	IDEXX Laboratories, Inc.*	2,156,446
36,463	Natus Medical, Inc.*	612,578
35,729	Techne Corp.	2,558,196
4,929	Tornier BV*	91,581

		12,435,570

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Health Care - Services — 2.7%

39,075	Brookdale Senior Living, Inc.*	1,094,100
35,800	Community Health Systems, Inc.*	1,431,642
38,200	Coventry Health Care, Inc.*	1,218,198
89,321	Health Management Associates, Inc. Class A*	973,599
22,480	HealthSouth Corp.*	561,550
9,200	Mettler-Toledo International, Inc.*	1,582,400
19,382	Pediatrix Medical Group, Inc.*	1,291,035

		8,152,524

	Home Furnishings — 0.9%

9,263	DTS, Inc.*	431,934
31,360	Harman International Industries, Inc.	1,468,275
17,090	Tempur-Pedic International, Inc.*	865,779

		2,765,988

	Household Products & Wares — 0.7%

17,100	Fossil, Inc.*	1,601,415
9,445	Scotts Miracle-Gro Co. (The) Class A	546,393

		2,147,808

	Housewares — 0.4%

66,851	Newell Rubbermaid, Inc.	1,278,860

	Internet — 3.9%

32,500	Check Point Software Technologies*	1,659,125
24,150	Ctrip.com International, Ltd., ADR*	1,001,984
11,462	Equinix, Inc.*	1,044,188
38,965	GSI Commerce, Inc.*	1,140,506
91,440	j2 Global Communications, Inc.*	2,698,394
98,100	VeriSign, Inc.	3,552,201
10,717	WebMD Health Corp.*	572,502

		11,668,900

	Leisure Time — 0.5%

65,765	Interval Leisure Group, Inc.*	1,075,258
7,747	WMS Industries, Inc.*	273,856

		1,349,114

	Lodging — 0.6%

21,793	Choice Hotels International, Inc.	846,658
61,112	MGM Resorts International*	803,623

		1,650,281

	Machinery - Construction & Mining — 0.4%

11,707	Joy Global, Inc.	1,156,769

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Machinery - Diversified — 2.6%

48,500	Graco, Inc.	2,206,265
49,552	IDEX Corp.	2,162,945
46,989	Manitowoc Co. (The), Inc.	1,028,119
27,559	Roper Industries, Inc.	2,382,751

		7,780,080

	Mining — 0.6%

15,350	Compass Minerals International, Inc.	1,435,685
19,003	Titanium Metals Corp.*	353,076

		1,788,761

	Miscellaneous - Manufacturing — 1.6%

24,899	Actuant Corp. Class A	722,071
13,254	CLARCOR, Inc.	595,502
33,200	Crane Co.	1,607,876
12,994	Polypore International, Inc.*	748,195
54,780	STR Holdings, Inc.*	1,050,680

		4,724,324

	Oil & Gas — 3.8%

63,050	Denbury Resources, Inc.*	1,538,420
28,000	Ensco Plc, Sponsored ADR	1,619,520
20,395	Forest Oil Corp.*	771,543
18,636	Helmerich & Payne, Inc.	1,280,107
23,523	Patterson-UTI Energy, Inc.	691,341
36,027	PetroHawk Energy Corp.*	884,102
111,878	Rex Energy Corp.*	1,303,379
53,800	Tesoro Corp.*	1,443,454
27,348	Whiting Petroleum Corp.*	2,008,711

		11,540,577

	Oil & Gas Services — 2.4%

16,321	Complete Production Services, Inc.*	519,171
52,448	Core Laboratories NV	5,358,612
16,834	Dril-Quip, Inc.*	1,330,391

		7,208,174

	Packaging & Containers — 0.6%

48,250	Crown Holdings, Inc.*	1,861,485

	Pharmaceuticals — 2.4%

22,050	BioMarin Pharmaceutical, Inc.*	554,116
25,405	Catalyst Health Solutions, Inc.*	1,420,902
4,549	Cephalon, Inc.*	344,723

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Pharmaceuticals — continued

112,300	Elan Corp. Plc, Sponsored ADR*	772,624
35,500	Perrigo Co.	2,822,960
8,491	Pharmasset, Inc.*	668,327
77,500	Santarus, Inc.*	265,050
18,700	Viropharma, Inc.*	372,130

		7,220,832

	Real Estate — 0.7%

84,296	CB Richard Ellis Group, Inc. Class A*	2,250,703

	REITS — 0.6%

48,650	Hospitality Properties Trust REIT	1,126,248
19,401	Lasalle Hotel Properties REIT	523,827

		1,650,075

	Retail — 4.0%

51,866	Dick’s Sporting Goods, Inc.*	2,073,603
27,800	DineEquity, Inc.*	1,528,444
74,822	Foot Locker, Inc.	1,475,490
44,425	GameStop Corp. Class A*	1,000,451
8,764	MSC Industrial Direct Co., Inc Class A	600,071
18,200	O’Reilly Automotive, Inc.*	1,045,772
90,732	OfficeMax, Inc.*	1,174,072
38,790	Petsmart, Inc.	1,588,450
24,624	Rue21, Inc.*	709,171
41,517	Texas Roadhouse, Inc. Class A	705,374
9,232	Urban Outfitters, Inc.*	275,391

		12,176,289

	Semiconductors — 5.5%

45,958	Atmel Corp.*	626,407
30,740	Avago Technologies, Ltd.	956,014
24,535	Cavium Networks, Inc.*	1,102,358
26,857	Cypress Semiconductor Corp.*	520,489
31,421	Entropic Communications, Inc.*	265,507
35,342	Hittite Microwave Corp.*	2,253,759
21,670	International Rectifier Corp.*	716,410
16,003	Lam Research Corp.*	906,730
25,156	Linear Technology Corp.	845,996
179,400	LSI Corp.*	1,219,920
43,287	Microsemi Corp.*	896,474
15,700	Netlogic Microsystems, Inc.*	659,714
151,800	ON Semiconductor Corp.*	1,498,266
20,370	Rovi Corp.*	1,092,850
10,876	Skyworks Solutions, Inc.*	352,600

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Semiconductors — continued

24,183	Varian Semiconductor Equipment Associates, Inc.*	1,176,987
42,637	Xilinx, Inc.	1,398,494

		16,488,975

	Software — 8.3%

29,429	Allscripts Healthcare Solutions, Inc.*	617,715
20,530	ANSYS, Inc.*	1,112,521
31,500	athenahealth, Inc.*	1,421,595
82,342	Blackbaud, Inc.	2,242,996
20,200	BMC Software, Inc.*	1,004,748
15,340	Concur Technologies, Inc.*	850,603
88,247	Emdeon, Inc. Class A*	1,421,659
37,925	Global Payments, Inc.	1,855,291
45,695	InterXion Holding NV*	594,035
59,244	Medassets, Inc.*	904,656
111,357	MSCI, Inc. Class A*	4,100,165
83,800	Nuance Communications, Inc.*	1,639,128
58,940	SuccessFactors, Inc.*	2,303,965
82,413	VeriFone Systems, Inc.*	4,528,594
10,197	Verint Systems, Inc.*	365,460

		24,963,131

	Telecommunications — 6.8%

27,103	ADTRAN, Inc.	1,150,793
21,381	Aruba Networks, Inc.*	723,533
29,889	Calix, Inc.*	607,046
38,969	DigitalGlobe, Inc.*	1,092,301
8,423	Finisar Corp.*	207,206
17,588	IPG Photonics Corp.*	1,014,476
16,097	JDS Uniphase Corp.*	335,462
5,611	Motricity, Inc.*	84,333
33,986	NICE Systems, Ltd., Sponsored ADR*	1,255,443
48,315	NII Holdings, Inc. Class B*	2,013,286
94,605	Polycom, Inc.*	4,905,269
139,622	SBA Communications Corp.*	5,540,201
75,246	tw telecom, Inc. Class A*	1,444,723

		20,374,072

	Transportation — 2.3%

8,061	Atlas Air Worldwide Holdings, Inc.*	562,013
46,700	Expeditors International of Washington, Inc.	2,341,538
14,130	Genesee & Wyoming, Inc. Class A*	822,366
17,401	J.B. Hunt Transport Services, Inc.	790,353
7,489	Kansas City Southern*	407,776

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Transportation — continued

34,000	Landstar System, Inc.	1,553,120
30,190	Roadrunner Transportation Systems, Inc.*	452,850

		6,930,016

	TOTAL COMMON STOCKS (COST $227,543,234)	296,002,140

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.7%

	Bank Deposits — 1.7%

5,095,302	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/11	5,095,302

	TOTAL SHORT-TERM INVESTMENTS (COST $5,095,302)	5,095,302

	TOTAL INVESTMENTS — 100.0% (Cost $232,638,536)	301,097,442

	Other Assets and Liabilities (net) — (0.0)%	(117,635)

	NET ASSETS — 100.0%	$300,979,807

	Notes to Schedule of Investments:

	ADR — American Depository Receipt

	REIT — Real Estate Investment Trust

	* Non-income producing security.

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund
Schedule of Investments (Continued)
March 31, 2011

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.3
Short-Term Investments	1.7
Other Assets and Liabilities (net)	(0.0)

100.0%

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 98.6%

	Aerospace & Defense — 0.9%

1,100	Alliant Techsystems, Inc.	77,737
7,800	Esterline Technologies Corp.*	551,616
50,900	Orbital Sciences Corp.*	963,028
1,600	Teledyne Technologies, Inc.*	82,736
12,450	Triumph Group, Inc.	1,101,203

		2,776,320

	Agriculture — 0.1%

3,200	Andersons (The), Inc.	155,904
2,100	Universal Corp.	91,434

		247,338

	Airlines — 0.9%

16,900	Alaska Air Group, Inc.*	1,071,798
6,880	Allegiant Travel Co.	301,413
75,100	Hawaiian Holdings, Inc.*	451,351
5,600	Skywest, Inc.	94,752
76,200	US Airways Group, Inc.*	663,702

		2,583,016

	Apparel — 1.3%

38,450	Ascena Retail Group, Inc.*	1,246,165
32,175	Phillips-Van Heusen Corp.	2,092,340
9,410	Skechers U.S.A., Inc. Class A*	193,281
15,100	True Religion Apparel, Inc.*	354,397

		3,886,183

	Auto Parts & Equipment — 0.8%

2,900	Exide Technologies*	32,422
42,850	Lear Corp.	2,094,080
6,100	TRW Automotive Holdings Corp.*	335,988

		2,462,490

	Banks — 6.2%

15,100	Associated Banc-Corp.	224,235
6,400	Bank of Hawaii Corp.	306,048
9,400	BOK Financial Corp.	485,792
1,500	Chemical Financial Corp.	29,895
5,900	City Holding Co.	208,624
21,453	Commerce Bancshares, Inc.	867,559
2,600	Cullen/Frost Bankers, Inc.	153,452
19,600	CVB Financial Corp.	182,476
106,800	Fifth Third Bancorp	1,482,384
2,500	First Citizens BancShares, Inc. Class A	501,450
25,200	First Commonwealth Financial Corp.	172,620

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Banks — continued

14,425	First Horizon National Corp.	161,704
99,100	Fulton Financial Corp.	1,101,001
345,600	Huntington Bancshares, Inc.	2,294,784
55,100	International Bancshares Corp.	1,010,534
280,150	KeyCorp	2,487,732
37,100	Marshall & Ilsley Corp.	296,429
8,400	NBT Bancorp, Inc.	191,436
58,700	Northwest Bancshares, Inc.	736,098
1,900	Park National Corp.	126,958
60,454	People’s United Financial, Inc.	760,511
34,500	Prosperity Bancshares, Inc.	1,475,565
1,300	S&T Bancorp, Inc.	28,041
5,800	TCF Financial Corp.	91,988
38,100	Texas Capital Bancshares, Inc.*	990,219
8,145	UMB Financial Corp.	304,257
112,150	Western Alliance Bancorp*	921,873
14,000	Whitney Holding Corp.	190,680
28,700	Zions BanCorp	661,822

		18,446,167

	Beverages — 0.7%

96,650	Constellation Brands, Inc. Class A*	1,960,062

	Building Materials — 0.9%

26,100	Apogee Enterprises, Inc.	344,259
56,400	Gibraltar Industries, Inc.*	672,852
30,775	Owens Corning, Inc.*	1,107,592
34,800	Quanex Building Products Corp.	683,124

		2,807,827

	Chemicals — 2.2%

6,700	Ashland, Inc.	386,992
6,100	Cytec Industries, Inc.	331,657
5,800	Eastman Chemical Co.	576,056
17,400	Ferro Corp.*	288,666
90,575	Huntsman Corp.	1,574,193
12,525	Innophos Holdings, Inc.	577,528
11,750	Intrepid Potash, Inc.*	409,135
2,000	Minerals Technologies, Inc.	137,040
2,800	OM Group, Inc.*	102,312
54,200	PolyOne Corp.	770,182
9,500	Spartech Corp.*	68,875
6,740	Stepan Co.	488,650
23,800	W.R. Grace & Co.*	911,302

		6,622,588

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Coal — 1.3%

40,500	Cloud Peak Energy, Inc.*	874,395
6,900	James River Coal Co.*	166,773
6,600	Massey Energy Co.	451,176
17,825	Walter Energy, Inc.	2,414,040

		3,906,384

	Commercial Services — 3.1%

5,880	Chemed Corp.	391,667
35,900	Convergys Corp.*	515,524
31,905	Equifax, Inc.	1,239,509
50,670	Geo Group (The), Inc.*	1,299,179
6,700	Heidrick & Struggles International, Inc.	186,461
72,550	Hertz Global Holdings, Inc.*	1,133,956
15,260	Insperity, Inc.	463,599
13,597	Ituran Location and Control, Ltd.	203,955
13,100	Kelly Services, Inc. Class A*	284,401
3,100	PHH Corp.*	67,487
44,170	Rent-A-Center, Inc.	1,541,975
32,900	SFN Group, Inc.*	463,561
31,230	Total System Services, Inc.	562,764
12,400	Weight Watchers International, Inc.	869,240

		9,223,278

	Computers — 1.2%

225,316	Brocade Communications Systems, Inc.*	1,385,693
20,830	DST Systems, Inc.	1,100,241
22,500	Lexmark International, Inc. Class A*	833,400
8,000	Unisys Corp.*	249,760

		3,569,094

	Cosmetics & Personal Care — 0.7%

71,530	Elizabeth Arden, Inc.*	2,146,615

	Distribution & Wholesale — 1.3%

76,540	Ingram Micro, Inc. Class A*	1,609,636
16,800	United Stationers, Inc.	1,193,640
14,411	WESCO International, Inc.*	900,688

		3,703,964

	Diversified Financial Services — 2.7%

92,025	Discover Financial Services	2,219,643
28,060	Federated Investors, Inc. Class B	750,605
41,500	Invesco, Ltd.	1,060,740
54,770	Knight Capital Group, Inc. Class A*	733,918
27,700	Nelnet, Inc. Class A	604,691

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Diversified Financial Services — continued

9,360	Oppenheimer Holdings, Inc. Class A	313,654
63,100	Raymond James Financial, Inc.	2,412,944

		8,096,195

	Electric — 2.8%

19,830	Avista Corp.	458,668
122,575	CMS Energy Corp.	2,407,373
4,000	DPL, Inc.	109,640
19,080	Dynegy, Inc.*	108,565
7,700	El Paso Electric Co.*	234,080
25,798	GenOn Energy, Inc.*	98,291
19,100	Integrys Energy Group, Inc.	964,741
12,000	Northeast Utilities	415,200
5,300	NorthWestern Corp.	160,590
7,300	NSTAR	337,771
10,500	NV Energy, Inc.	156,345
58,400	Pepco Holdings, Inc.	1,089,160
13,700	Pinnacle West Capital Corp.	586,223
7,000	Portland General Electric Co.	166,390
7,400	TECO Energy, Inc.	138,824
21,540	Unisource Energy Corp.	778,240

		8,210,101

	Electrical Components & Equipment — 0.8%

27,350	Belden, Inc.	1,026,993
63,500	GrafTech International, Ltd.*	1,310,005

		2,336,998

	Electronics — 2.7%

36,462	Arrow Electronics, Inc.*	1,527,029
38,494	Avnet, Inc.*	1,312,260
2,800	AVX Corp.	41,748
19,975	Brady Corp. Class A	712,908
22,704	Coherent, Inc.*	1,319,329
9,530	Cubic Corp.	547,975
13,900	Methode Electronics, Inc.	167,912
3,300	Park Electrochemical Corp.	106,425
18,600	Thomas & Betts Corp.*	1,106,142
58,600	Vishay Intertechnology, Inc.*	1,039,564
3,800	Watts Water Technologies, Inc.	145,122

		8,026,414

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Energy-Alternate Sources — 0.0%

4,600	Covanta Holding Corp.	78,568

	Engineering & Construction — 1.4%

14,600	Dycom Industries, Inc.*	253,164
2,200	Emcor Group, Inc.*	68,134
58,625	KBR, Inc.	2,214,266
30,500	McDermott International, Inc.*	774,395
28,380	Tutor Perini Corp.	691,337

		4,001,296

	Entertainment — 1.3%

7,090	Ascent Media Corp.*	346,347
8,100	Cinemark Holdings, Inc.	156,735
21,245	International Speedway Corp. Class A	633,101
42,960	Madison Square Garden, Inc.*	1,159,490
35,400	Penn National Gaming, Inc.*	1,311,924
8,200	Pinnacle Entertainment, Inc.*	111,684

		3,719,281

	Environmental Control — 0.0%

2,250	Waste Connections, Inc.	64,778

	Food — 3.9%

12,000	B&G Foods, Inc. Class A	225,240
5,800	Chiquita Brands International, Inc.*	88,972
11,400	Corn Products International, Inc.	590,748
25,700	Dole Food Co., Inc.*	350,291
41,800	Fresh Del Monte Produce, Inc.	1,091,398
34,400	Hain Celestial Group (The), Inc.*	1,110,432
48,300	Hormel Foods Corp.	1,344,672
12,624	Industries Bachoco, S.A.B., Sponsored ADR	350,064
11,200	J&J Snack Foods Corp.	527,184
18,500	Nash Finch Co.	701,890
50,010	Ruddick Corp.	1,929,886
44,900	Smithfield Foods, Inc.*	1,080,294
19,200	SUPERVALU, Inc.	171,456
19,250	TreeHouse Foods, Inc.*	1,094,748
16,563	Village Super Market, Inc. Class A	481,983
62,760	Winn-Dixie Stores, Inc.*	448,106

		11,587,364

	Forest Products & Paper — 2.2%

152,200	Boise, Inc.	1,394,152
13,000	Clearwater Paper Corp.*	1,058,200
11,700	Domtar Corp.	1,073,826
3,200	Glatfelter	42,624

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Forest Products & Paper — continued

28,600	KapStone Paper and Packaging Corp.*	491,062
43,175	MeadWestvaco Corp.	1,309,498
1,500	Potlatch Corp.	60,300
4,100	Rayonier, Inc.	255,471
37,916	Temple-Inland, Inc.	887,234

		6,572,367

	Gas — 2.0%

4,700	AGL Resources, Inc.	187,248
6,700	Atmos Energy Corp.	228,470
37,235	Energen Corp.	2,350,273
7,700	Laclede Group (The), Inc.	293,370
3,200	Nicor, Inc.	171,840
110,300	NiSource, Inc.	2,115,554
4,400	Southwest Gas Corp.	171,468
9,700	UGI Corp.	319,130

		5,837,353

	Health Care - Products — 2.0%

4,800	Beckman Coulter, Inc.	398,736
12,800	Cooper Cos. (The), Inc.	888,960
9,700	Greatbatch, Inc.*	256,662
6,400	Haemonetics Corp.*	419,456
18,270	ICU Medical, Inc.*	799,861
24,690	Immucor, Inc.*	488,368
16,400	Invacare Corp.	510,368
10,400	Kinetic Concepts, Inc.*	565,968
43,640	STERIS Corp.	1,507,325

		5,835,704

	Health Care - Services — 2.9%

3,100	Community Health Systems, Inc.*	123,969
6,000	Coventry Health Care, Inc.*	191,340
18,480	Ensign Group (The), Inc.	590,066
20,100	Gentiva Health Services, Inc.*	563,403
256,500	Health Management Associates, Inc. Class A*	2,795,850
96,650	Health Net, Inc.*	3,160,455
9,100	Healthways, Inc.*	139,867
3,700	Kindred Healthcare, Inc.*	88,356
5,000	LifePoint Hospitals, Inc.*	200,900
8,300	Magellan Health Services, Inc.*	407,364
600	Molina Healthcare, Inc.*	24,000
3,720	National Healthcare Corp.	172,943
5,100	Sun Healthcare Group, Inc.*	71,757
4,500	WellCare Health Plans, Inc.*	188,775

		8,719,045

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Home Builders — 0.2%

35,500	D.R. Horton, Inc.	413,575
11,800	Ryland Group, Inc.	187,620

		601,195

	Home Furnishings — 0.0%

4,400	La-Z-Boy, Inc.*	42,020

	Household Products & Wares — 0.3%

28,400	American Greetings Corp. Class A	670,240
29,800	Central Garden and Pet Co. Class A*	274,458
2,500	Helen of Troy, Ltd.*	73,500

		1,018,198

	Insurance — 8.7%

2,263	Alleghany Corp.*	749,134
24,050	Allied World Assurance Co. Holdings, Ltd.	1,507,694
37,310	Alterra Capital Holdings, Ltd.	833,505
19,200	American Financial Group, Inc.	672,384
4,900	Arch Capital Group, Ltd.*	486,031
5,900	Argo Group International Holdings, Ltd.	194,936
25,300	Aspen Insurance Holdings, Ltd.	697,268
12,900	Axis Capital Holdings, Ltd.	450,468
22,000	Endurance Specialty Holdings, Ltd.	1,074,040
5,000	Fidelity National Financial, Inc. Class A	70,650
11,590	Hanover Insurance Group (The), Inc.	524,447
38,300	Horace Mann Educators Corp.	643,440
5,600	Infinity Property & Casualty Corp.	333,144
81,600	Lincoln National Corp.	2,451,264
37,800	Montpelier Re Holdings, Ltd.	667,926
8,095	Navigators Group, Inc.*	416,892
23,170	PartnerRe, Ltd.	1,835,991
14,200	Platinum Underwriters Holdings, Ltd.	540,878
40,100	Protective Life Corp.	1,064,655
36,790	Reinsurance Group of America, Inc.	2,309,676
3,400	RenaissanceRe Holdings, Ltd.	234,566
20,574	StanCorp Financial Group, Inc.	948,873
9,300	Transatlantic Holdings, Inc.	452,631
19,000	Unitrin, Inc.	586,720
43,900	Universal American Corp.	1,005,749
24,345	Validus Holdings, Ltd.	811,419
2,353	White Mountains Insurance Group, Ltd.	856,963
18,500	Willis Group Holdings Plc	746,660
22,660	WR Berkley Corp.	729,879
78,125	XL Group Plc	1,921,875

		25,819,758

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Internet — 0.8%

11,800	AOL, Inc.*	230,454
5,100	Earthlink, Inc.	39,933
16,400	IAC/InterActiveCorp*	506,596
13,340	j2 Global Communications, Inc.*	393,663
78,300	ValueClick, Inc.*	1,132,218

		2,302,864

	Investment Companies — 0.7%

125,100	American Capital, Ltd.*	1,238,490
11,000	Apollo Investment Corp.	132,660
50,600	BlackRock Kelso Capital Corp.	512,578
1,450	Capital Southwest Corp.	132,719

		2,016,447

	Iron & Steel — 0.3%

16,352	Reliance Steel & Aluminum Co.	944,819

	Lodging — 0.5%

47,550	Wyndham Worldwide Corp.	1,512,566

	Machinery - Construction & Mining — 0.0%

1,600	Astec Industries, Inc.*	59,664

	Machinery - Diversified — 0.9%

6,500	AGCO Corp.*	357,305
22,900	Applied Industrial Technologies, Inc.	761,654
21,600	Briggs & Stratton Corp.	489,240
2,872	Gardner Denver, Inc.	224,102
5,050	Middleby Corp.*	470,761
2,800	NACCO Industries, Inc. Class A	309,876

		2,612,938

	Media — 0.6%

21,400	Dex One Corp.*	103,576
20,600	Dolan Co. (The)*	250,084
14,400	Gannett Co., Inc.	219,312
2,600	Liberty Media Corp. - Capital Series A*	191,542
3,300	Liberty Media Corp. - Starz Series A*	256,080
25,000	Scholastic Corp.	676,000

		1,696,594

	Metal Fabricate & Hardware — 2.1%

27,200	CIRCOR International, Inc.	1,278,944
4,100	Haynes International, Inc.	227,345
5,500	Ladish Co., Inc.*	300,575

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Metal Fabricate & Hardware — continued

14,200	Mueller Industries, Inc.	520,004
72,050	Timken Co. (The)	3,768,215

		6,095,083

	Mining — 2.2%

109,200	Aurizon Mines, Ltd.	767,676
6,600	Coeur d’Alene Mines Corp.*	229,548
59,000	Globe Specialty Metals, Inc.	1,342,840
121,000	Noranda Aluminum Holding Corp.*	1,942,050
349,516	Northgate Minerals Corp.*	943,693
20,250	Royal Gold, Inc.	1,061,100
26,200	USEC, Inc.*	115,280

		6,402,187

	Miscellaneous - Manufacturing — 3.1%

17,090	Aptargroup, Inc.	856,722
36,365	Brink’s Co. (The)	1,204,045
35,400	Ceradyne, Inc.*	1,595,832
5,000	EnPro Industries, Inc.*	181,600
138,864	Griffon Corp.*	1,823,284
31,900	Harsco Corp.	1,125,751
49,500	Pentair, Inc.	1,870,605
3,300	Teleflex, Inc.	191,334
5,800	Trinity Industries, Inc.	212,686

		9,061,859

	Oil & Gas — 2.9%

96,064	Denbury Resources, Inc.*	2,343,962
9,890	Endeavour International Corp.*	125,603
11,100	Newfield Exploration Co.*	843,711
31,270	Penn Virginia Corp.	530,339
9,300	Petroquest Energy, Inc.*	87,048
24,364	SM Energy Co.	1,807,565
11,400	Stone Energy Corp.*	380,418
40,600	W&T Offshore, Inc.	925,274
70,950	Western Refining, Inc.*	1,202,603
5,825	Whiting Petroleum Corp.*	427,846

		8,674,369

	Oil & Gas Services — 2.4%

36,700	Cal Dive International, Inc.*	256,166
23,200	Oil States International, Inc.*	1,766,448
7,900	SEACOR Holdings, Inc.	730,434
25,680	Subsea 7 SA, Sponsored ADR	649,190

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Oil & Gas Services — continued

58,300	Superior Energy Services*	2,390,300
83,330	Tetra Technologies, Inc.*	1,283,282

		7,075,820

	Packaging & Containers — 0.4%

19,000	Ball Corp.	681,150
16,314	Packaging Corp. of America	471,311
2,900	Sealed Air Corp.	77,314

		1,229,775

	Pharmaceuticals — 1.3%

33,150	AmerisourceBergen Corp.	1,311,414
7,500	Endo Pharmaceuticals Holdings, Inc.*	286,200
13,300	Impax Laboratories, Inc.*	338,485
17,500	Omnicare, Inc.	524,825
14,900	PharMerica Corp.*	170,456
17,200	Sirona Dental Systems, Inc.*	862,752
20,800	Viropharma, Inc.*	413,920

		3,908,052

	Pipelines — 0.3%

44,275	Questar Corp.	772,599

	Real Estate — 0.7%

88,800	Forestar Group, Inc.*	1,688,976
34,130	Hilltop Holdings, Inc.*	342,665

		2,031,641

	REITS — 7.1%

2,000	Acadia Realty Trust REIT	37,840
4,200	Alexandria Real Estate Equities, Inc. REIT	327,474
11,300	AMB Property Corp. REIT	406,461
5,068	American Campus Communities, Inc. REIT	167,244
7,000	American Capital Agency Corp. REIT	203,980
8,200	Anworth Mortgage Asset Corp. REIT	58,138
7,756	Apartment Investment & Management Co. REIT Class A	197,545
126,825	BioMed Realty Trust, Inc. REIT	2,412,212
8,300	Brandywine Realty Trust REIT	100,762
4,300	Bre Properties, Inc. REIT	202,874
5,100	Camden Property Trust REIT	289,782
57,275	Campus Crest Communities, Inc. REIT	677,563
4,600	Capstead Mortgage Corp. REIT	58,788
101,591	CBL & Associates Properties, Inc. REIT	1,769,715
66,100	Chimera Investment Corp. REIT	261,756
6,000	Colonial Properties Trust REIT	115,500
4,775	CommonWealth REIT	124,007
3,800	Corporate Office Properties Trust REIT	137,332

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	REITS — continued

5,038	Cousins Properties, Inc. REIT	42,067
15,900	DCT Industrial Trust, Inc. REIT	88,245
14,800	Developers Diversified Realty Corp. REIT	207,200
11,153	DiamondRock Hospitality Co. REIT	124,579
9,500	Douglas Emmett, Inc. REIT	178,125
18,600	Duke Realty Corp. REIT	260,586
35,050	DuPont Fabros Technology, Inc. REIT	849,963
1,000	EastGroup Properties, Inc. REIT	43,970
3,500	Entertainment Properties Trust REIT	163,870
2,700	Equity One, Inc. REIT	50,679
1,900	Essex Property Trust, Inc. REIT	235,600
6,600	Extra Space Storage, Inc. REIT	136,686
3,300	Federal Realty Investment Trust REIT	269,148
2,800	First Potomac Realty Trust REIT	44,100
5,300	Franklin Street Properties Corp. REIT	74,571
4,700	Glimcher Realty Trust REIT	43,475
2,200	Government Properties Income Trust REIT	59,092
3,600	Hatteras Financial Corp. REIT	101,232
10,400	Health Care, Inc. REIT	545,376
4,500	Healthcare Realty Trust, Inc. REIT	102,150
7,400	Hersha Hospitality Trust REIT Class A	43,956
4,900	Highwoods Properties, Inc. REIT	171,549
49,250	Home Properties, Inc. REIT	2,903,287
9,700	Hospitality Properties Trust REIT	224,555
5,300	Inland Real Estate Corp. REIT	50,562
3,200	Invesco Mortgage Capital, Inc. REIT	69,920
4,500	Investors Real Estate Trust REIT	42,750
6,400	iStar Financial, Inc. REIT*	58,752
4,000	Kilroy Realty Corp. REIT	155,320
5,100	Lasalle Hotel Properties REIT	137,700
7,073	Lexington Realty Trust REIT	66,133
8,300	Liberty Property Trust REIT	273,070
1,300	LTC Properties, Inc. REIT	36,842
9,829	Macerich Co. (The) REIT	486,830
5,300	Mack-Cali Realty Corp. REIT	179,670
8,100	Medical Properties Trust, Inc. REIT	93,717
18,800	MFA Financial, Inc. REIT	154,160
1,000	Mid-America Apartment Communities, Inc. REIT	64,200
1,600	National Health Investors, Inc. REIT	76,672
6,300	National Retail Properties, Inc. REIT	164,619
9,200	Nationwide Health Properties, Inc. REIT	391,276
5,400	Omega Healthcare Investors, Inc. REIT	120,636
3,400	Pennsylvania Real Estate Investment Trust REIT	48,518
3,500	Piedmont Office Realty Trust, Inc. REIT	67,935
3,600	Post Properties, Inc. REIT	141,300
1,100	PS Business Parks, Inc. REIT	63,734
7,900	Realty Income Corp. REIT	276,105
6,000	Redwood Trust, Inc. REIT	93,300

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	REITS — continued

6,100	Regency Centers Corp. REIT	265,228
10,700	Sabra Healthcare, Inc. REIT	188,427
9,100	Senior Housing Properties Trust REIT	209,664
5,600	SL Green Realty Corp. REIT	421,120
2,100	Sovran Self Storage, Inc. REIT	83,055
3,200	Starwood Property Trust, Inc. REIT	71,360
72,400	Summit Hotel Properties, Inc. REIT*	719,656
1,300	Sun Communities, Inc. REIT	46,345
6,600	Sunstone Hotel Investors, Inc. REIT*	67,254
2,600	Tanger Factory Outlet Centers REIT	68,224
4,000	Taubman Centers, Inc. REIT	214,320
6,600	U-Store-It Trust REIT	69,432
13,284	UDR, Inc. REIT	323,731
3,500	Washington Real Estate Investment Trust REIT	108,815
8,600	Weingarten Realty Investors REIT	215,516

		20,898,902

	Retail — 6.9%

4,000	American Eagle Outfitters, Inc.	63,560
2,000	Barnes & Noble, Inc.	18,380
28,490	Big Lots, Inc.*	1,237,321
11,360	BJ’s Wholesale Club, Inc.*	554,595
81,940	Bob Evans Farms, Inc.	2,671,244
35,100	Brinker International, Inc.	888,030
7,800	Brown Shoe Co., Inc.	95,316
2,000	Childrens Place Retail Stores (The), Inc.*	99,660
15,620	Copart, Inc.*	676,815
8,170	Cracker Barrel Old Country Store, Inc.	401,474
1,700	Dillard’s, Inc. Class A	68,204
57,200	Finish Line (The) Class A	1,135,420
45,220	Fred’s, Inc. Class A	602,330
27,700	GameStop Corp. Class A*	623,804
18,600	Insight Enterprises, Inc.*	316,758
67,075	Macy’s, Inc.	1,627,239
22,800	Nu Skin Enterprises, Inc. Class A	655,500
41,960	OfficeMax, Inc.*	542,962
13,700	Papa John’s International, Inc.*	433,879
34,430	Pep Boys - Manny, Moe & Jack (The)	437,605
31,090	Petsmart, Inc.	1,273,136
78,100	Quiksilver, Inc.*	345,202
30,400	RadioShack Corp.	456,304
50,930	Regis Corp.	903,498
20,000	Rite Aid Corp.*	21,200
67,200	Signet Jewelers, Ltd.*	3,092,544
18,700	Wet Seal (The), Inc. Class A*	80,036
26,275	Williams-Sonoma, Inc.	1,064,138

		20,386,154

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Savings & Loans — 1.0%

17,700	Astoria Financial Corp.	254,349
155,200	First Niagara Financial Group, Inc.	2,107,616
38,500	Provident Financial Services, Inc.	569,800

		2,931,765

	Semiconductors — 2.3%

173,350	Atmel Corp.*	2,362,760
45,500	Brooks Automation, Inc.*	624,715
75,850	Entropic Communications, Inc.*	640,933
7,500	Fairchild Semiconductor International, Inc.*	136,500
15,900	MKS Instruments, Inc.	529,470
116,700	PMC-Sierra, Inc.*	875,250
88,600	Teradyne, Inc.*	1,577,966

		6,747,594

	Software — 1.6%

11,300	Broadridge Financial Solutions, Inc.	256,397
45,350	CSG Systems International, Inc.*	904,279
16,620	Mantech International Corp.*	704,688
77,900	Progress Software Corp.*	2,266,111
9,475	VeriFone Systems, Inc.*	520,651

		4,652,126

	Telecommunications — 1.3%

25,000	Arris Group, Inc.*	318,500
8,810	Atlantic Tele-Network, Inc.	327,644
700	Black Box Corp.	24,605
36,625	Finisar Corp.*	900,975
54,600	MetroPCS Communications, Inc.*	886,704
27,310	NeuStar, Inc. Class A*	698,590
15,060	NTELOS Holdings Corp.	277,254
9,200	Telephone & Data Systems, Inc.	310,040
13,500	Tellabs, Inc.	70,740

		3,815,052

	Textiles — 0.7%

16,650	G&K Services, Inc. Class A	553,613
800	Mohawk Industries, Inc.*	48,920
30,135	UniFirst Corp.	1,597,456

		2,199,989

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Toys, Games & Hobbies — 0.2%

25,000	Jakks Pacific, Inc.*	483,750

	Transportation — 1.7%

38,400	Atlas Air Worldwide Holdings, Inc.*	2,677,248
3,400	Kansas City Southern*	185,130
34,000	Ryder System, Inc.	1,720,400
15,100	Ship Finance International, Ltd.	313,023

		4,895,801

	Trucking & Leasing — 0.1%

29,800	Aircastle, Ltd.	359,686

	Water — 1.0%

97,000	American Water Works Co., Inc.	2,720,850
5,619	SJW Corp.	130,080

		2,850,930

	TOTAL COMMON STOCKS (COST $232,023,648)	291,526,987

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%

	Bank Deposits — 1.0%

3,055,399	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/11	3,055,399

	TOTAL SHORT-TERM INVESTMENTS (COST $3,055,399)	3,055,399

	TOTAL INVESTMENTS — 99.6% (Cost $235,079,047)	294,582,386

	Other Assets and Liabilities (net) — 0.4%	1,043,504

	NET ASSETS — 100.0%	$295,625,890

	Notes to Schedule of Investments:

	ADR — American Depository Receipt

	REIT — Real Estate Investment Trust

	* Non-income producing security.

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund
Schedule of Investments (Continued)
March 31, 2011

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.6
Short-Term Investments	1.0
Other Assets and Liabilities (net)	0.4

100.0%

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%

	Argentina — 0.1%

31,776	YPF SA, Sponsored ADR	1,415,304

	Australia — 2.7%

73,500	Austria & New Zealand Banking Group, Ltd.	1,809,798
294,129	BGP Holdings Plc****	—
206,665	BHP Billiton, Ltd.	9,950,922
226,540	Brambles, Ltd.	1,658,676
103,877	Caltex Australia, Ltd.	1,675,820
173,200	Challenger, Ltd.	883,036
568,664	Emeco Holdings, Ltd.	714,522
33,025	Fleetwood Corp., Ltd.	413,590
424,290	Fortescue Metals Group, Ltd.	2,812,576
468,400	Goodman Fielder, Ltd.	595,807
55,604	Hills Holdings, Ltd.	87,979
337,539	Incitec Pivot, Ltd.	1,511,455
36,101	Iress Market Technology, Ltd.	349,071
148,171	Minara Resources, Ltd.	117,222
312,582	Mount Gibson Iron, Ltd.*	643,281
311,935	Myer Holdings, Ltd.	1,035,506
153,971	National Australia Bank, Ltd.	4,116,071
230,583	OneSteel, Ltd.	581,836
70,006	Origin Energy, Ltd.	1,174,274
1,678,535	OZ Minerals, Ltd.	2,768,691
583,787	Telstra Corp., Ltd.	1,702,499
224,434	Transpacific Industries Group, Ltd.*	259,950
132,767	Transurban Group	737,306
247,211	Westpac Banking Corp.	6,220,042

	Total Australia	41,819,930

	Austria — 0.9%

13,354	Andritz AG	1,246,764
2,431	Austriamicrosystems AG*	128,877
1,283	Flughafen Wien AG	81,476
1,646	Mayr Melnhof Karton AG	192,543
11,117	Oesterreichische Post AG	380,994
103,606	OMV AG	4,688,700
2,216	Palfinger AG*	81,857
7,086	Semperit AG Holding	412,738
11,577	Strabag SE	368,501
102,153	Vienna Insurance Group	5,842,102

	Total Austria	13,424,552

	Belgium — 1.3%

116,149	Anheuser-Busch InBev NV	6,625,223
3,275	Barco NV*	252,548
23,085	Bekaert SA	2,636,846

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Belgium — continued

3,771	Cie d’Entreprises CFE	313,005
9,154	Cie Nationale a Portefeuille	631,011
4,453	D’ieteren SA	305,725
31,100	Delhaize Group	2,535,499
3,031	EVS Broadcast Equipment SA	193,128
14,803	Groupe Bruxelles Lambert SA	1,384,147
53,200	KBC Groep NV*	2,003,290
10,724	Melexis NV	191,448
22,581	Solvay SA	2,678,616
19,022	Tessenderlo Chemie NV	682,681

	Total Belgium	20,433,167

	Bermuda — 1.0%

44,870	Alliance Oil Co., Ltd., ADR*	854,951
335,164	BW Offshore, Ltd.*	896,719
277,084	Catlin Group, Ltd.	1,602,943
127,500	Dickson Concepts International, Ltd.	94,746
740,133	Esprit Holdings, Ltd.	3,397,026
13,119	Frontline, Ltd.	326,330
361,050	Hiscox, Ltd.	2,183,605
502,000	Huabao International Holdings, Ltd.	774,472
83,868	Lancashire Holdings, Ltd.	803,256
890,000	Li & Fung, Ltd.	4,554,010
18,977	Seadrill, Ltd.	686,112

	Total Bermuda	16,174,170

	Brazil — 2.6%

224,503	Banco do Brasil SA	4,078,109
438,502	BR Malls Participacoes SA	4,582,471
27,010	CCR SA	787,013
36,700	Cia de Bebidas das Americas, ADR	1,038,977
83,500	Cia Siderurgica Nacional SA, Sponsored ADR	1,391,110
321,900	Cielo SA	2,738,648
65,540	Companhia Energetica de Minas Gerais, Sponsored ADR	1,262,956
424,000	Diagnosticos da America SA	5,473,490
211,711	Itau Unibanco Holding SA, ADR	5,091,649
45,900	Natura Cosmeticos SA	1,297,925
119,531	Petroleo Brasileiro SA, Sponsored ADR	4,248,132
207,618	Redecard SA	3,069,441
87,380	Souza Cruz SA	913,146
52,800	Vale SA, ADR	1,558,656
90,400	Vale SA, Sponsored ADR	3,014,840

	Total Brazil	40,546,563

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	British Virgin Islands — 0.0%

64,532	Playtech, Ltd.	355,839

	Canada — 1.2%

10,400	Agrium, Inc.	957,196
176,024	Cameco Corp.	5,276,648
12,300	First Quantum Minerals, Ltd.	1,585,881
49,800	Magna International, Inc. Class A	2,379,547
17,385	National Bank of Canada	1,408,136
111,200	New Gold, Inc.*	1,304,335
96,981	Nexen, Inc.	2,409,695
62,613	Penn West Petroleum, Ltd.	1,732,760
11,100	Toronto-Dominion Bank	979,059

	Total Canada	18,033,257

	Cayman Islands — 0.4%

1,224,000	Evergrande Real Estate Group, Ltd.	673,513
670,000	Hutchison Telecommunications Hong Kong Holdings, Ltd.	215,346
14,400	Netease.com, Inc., ADR*	712,944
199,500	Tencent Holdings, Ltd.	4,862,976

	Total Cayman Islands	6,464,779

	China — 0.5%

652,000	Bank of China, Ltd.	362,958
5,585,190	China Construction Bank Class H	5,234,635
784,000	China Petroleum & Chemical Corp. Class H	787,205
108,900	Weichai Power Co., Ltd.	662,932

	Total China	7,047,730

	Cyprus — 0.2%

152,912	Bank of Cyprus Public Co., Ltd.	555,513
108,501	ProSafe SE	823,209
170,881	Songa Offshore SE*	1,102,807

	Total Cyprus	2,481,529

	Czech Republic — 0.0%

3,084	Komercni Banka AS	778,621

	Denmark — 1.0%

5,979	Christian Hansen Holding AS	136,101
8,611	Coloplast AS	1,248,850
30,306	Danske Bank AS*	671,980
10,102	Danske Bank AS - New*	225,916
12,827	Jyske Bank AS*	572,004
76,596	Novo Nordisk AS	9,636,276
23,639	Sydbank AS	597,487

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Denmark — continued

258,173	TDC AS*	2,096,203
7,491	William Demant Holding AS*	649,569

	Total Denmark	15,834,386

	Egypt — 0.2%

135,691	Commercial International Bank*	750,461
17,998	Eastern Tobacco	318,193
12,877	Egyptian Co. for Mobile Services	345,720
25,339	Orascom Construction Industries	1,033,204

	Total Egypt	2,447,578

	Finland — 1.7%

4,797	Cargotec OYJ	234,175
206,046	Fortum OYJ*	7,005,901
35,837	Huhtamaki OYJ*	508,563
19,130	Kesko OYJ*	895,864
108,344	M-real OYJ*	473,553
18,420	Neste Oil OYJ	380,334
796,068	Nokia OYJ	6,817,740
671,562	Nokia OYJ, Sponsored ADR	5,714,993
55,730	Nokian Renkaat OYJ	2,374,966
41,548	Sampo OYJ Class A	1,327,207
30,593	Tieto OYJ	560,047
6,695	Tikkurila OYJ*	152,584
25,142	UPM-Kymmene OYJ*	532,331
13,925	Uponor OYJ	237,724

	Total Finland	27,215,982

	France — 10.1%

5,889	Alten, Ltd.	222,382
48,329	Altran Technologies SA*	336,746
8,895	April Group	246,146
139,301	BNP Paribas	10,202,370
92,500	Bouygues SA	4,447,974
10,762	Bureau Veritas SA	846,394
47,834	Cap Gemini SA	2,782,112
111,839	Carrefour SA	4,958,123
14,909	CFAO SA	560,353
17,291	Christian Dior SA	2,437,325
37,200	Cie de Saint-Gobain	2,280,814
213,010	Cie Generale de Geophysique-Veritas*	7,691,578
1,485	Ciments Francais SA	150,171
45,258	CNP Assurances	962,100
108,915	Compagnie Generale des Etablissements Michelin	9,211,852
409,044	Credit Agricole SA	6,721,893
64,800	Dassault Systemes SA	4,986,865
1,671	Essilor International	124,257

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	France — continued

13,701	Euler Hermes SA*	1,306,576
430	Faurecia*	15,743
500	Fonciere Des Regions REIT	53,351
100,228	France Telecom SA	2,248,712
20,558	GameLoft SA*	134,491
102,217	Groupe Danone SA	6,686,363
8,890	Imerys SA	652,615
23,328	Ipsen SA	838,047
6,128	Lagardere S.C.A.	261,974
74,436	Legrand SA	3,100,831
43,023	LVMH Moet Hennessy Louis Vuitton SA	6,819,725
575,394	Natixis*	3,258,817
39,807	Neopost SA	3,491,654
13,611	Nexity SA	675,941
3,087	Parrot SA*	110,833
75,458	Peugeot SA*	2,985,459
3,958	Plastic Omnium SA	323,696
88,287	Renault SA*	4,887,488
164,684	Rhodia SA	4,828,305
179,071	Sanofi-Aventis	12,572,570
89,666	Sanofi-Aventis SA, ADR	3,158,037
57,131	SCOR SE	1,557,848
8,875	SEB SA	875,570
20,884	Sequana	367,492
8,263	Societe BIC SA	735,456
74,209	Societe Generale	4,828,463
778	Societe Internationale de Plantations d’Heveas SA	96,219
51,218	Soitec*	779,530
186,189	Total SA	11,349,604
116,649	Total SA, Sponsored ADR	7,112,090
138,749	UBISOFT Entertainment*	1,419,443
37,716	Valeo SA*	2,202,730
1,459	Virbac SA	243,549
316,487	Vivendi SA	9,049,903

	Total France	158,198,580

	Germany — 5.3%

32,332	Allianz AG	4,543,728
143,181	Bayer AG	11,102,201
4,184	Bertrandt AG	282,032
10,638	Celesio AG	261,620
139,740	Deutsche Lufthansa*	2,965,652
385,411	Deutsche Post AG	6,957,035
209,910	Deutsche Telekom AG	3,237,991
203,309	Deutsche Wohnen AG*	2,937,091
133,006	Deutz AG*	1,122,867
125,245	E.ON AG	3,830,193

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Germany — continued

29,170	Freenet AG	334,059
77,988	Fresenius SE	7,223,612
192,194	GEA Group AG	6,338,536
8,505	Gerresheimer AG*	389,843
84,230	Gildemeister AG	1,906,516
12,364	Hannover Rueckversicherung AG	675,950
90,599	Infineon Technologies AG	930,197
56,937	Linde AG	9,005,081
11,423	Man AG	1,426,513
38,747	Muenchener Rueckver AG	6,103,431
2,540	Rheinmetall AG	210,756
58,581	Rhoen Klinikum AG	1,271,924
4,488	Software AG	744,527
95,587	Solarworld AG	1,559,946
75,612	Symrise AG	2,220,057
47,500	Thyssenkrupp AG	1,943,351
49,170	Tognum AG	1,772,339
24,279	United Internet AG	437,570
17,991	Wincor Nixdorf AG	1,458,588

	Total Germany	83,193,206

	Greece — 0.5%

180,631	Coca Cola Hellenic Bottling Co. SA	4,857,519
12,632	JUMBO SA	97,876
27,488	Mytilineos Holdings SA*	212,595
90,810	National Bank of Greece SA*	809,294
72,007	OPAP SA	1,544,017
35,774	Public Power Corp. SA	623,417

	Total Greece	8,144,718

	Hong Kong — 0.6%

3,139,800	China Resources Power Holdings Co., Ltd.	6,055,000
843,830	China Unicom Hong Kong, Ltd.	1,403,816
594,903	New World Development, Ltd.	1,052,411
1,827,000	PCCW, Ltd.	758,686

	Total Hong Kong	9,269,913

	Hungary — 0.1%

29,980	OTP Bank Nyrt*	889,025

	India — 0.8%

94,140	Bank of India	1,002,091
25,770	Bharat Heavy Electricals, Ltd.	1,190,407
7,649	Gitanjali Gems, Ltd.	42,374
11,734	Gujarat State Fertilisers & Chemicals, Ltd.	89,857
69,911	Hindalco Industries, Ltd., GDR 144A	327,882
9,500	Infosys Technologies, Ltd., Sponsored ADR	681,150

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	India — continued

72,001	ITC, Ltd.	295,060
70,533	Jindal Steel & Power, Ltd.	1,099,711
250,883	Karuturi Global, Ltd.	60,196
78,624	Punjab National Bank	2,149,091
90,430	Reliance Industries, Ltd., GDR 144A	4,288,191
482,944	Shree Ashtavinyak Cine Vision, Ltd.	69,309
12,019	SRF, Ltd.	86,218
54,600	Tata Steel, Ltd., GDR	756,538

	Total India	12,138,075

	Indonesia — 0.3%

1,104,711	Bank Mandiri	862,709
231,500	Perusahaan Gas Negara PT	103,686
53,810	PT Telekomunikasi Indonesia, Sponsored ADR	1,806,940
771,600	Semen Gresik Persero Tbk PT	806,381
296,500	Tambang Batubara Bukit Asam Tbk PT	715,073
284,883	United Tractors Tbk PT	709,958

	Total Indonesia	5,004,747

	Ireland — 0.4%

32,206	C&C Group Plc	144,926
195,124	Ryanair Holdings Plc, Sponsored ADR	5,424,447
38,962	Smurfit Kappa Group Plc*	494,854

	Total Ireland	6,064,227

	Israel — 1.1%

827,195	Bezeq Israeli Telecommunication Corp., Ltd.	2,457,793
314,741	Israel Chemicals, Ltd.	5,192,370
761	Israel Corp., Ltd. (The)*	913,647
182,313	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	9,146,643

	Total Israel	17,710,453

	Italy — 2.1%

11,982	Autostrada Torino-Milano Spa	182,109
36,739	Benetton Group Spa	275,801
10,828	DiaSorin Spa	477,115
518,035	ENI Spa	12,740,036
21,209	ENI Spa, Sponsored ADR	1,041,998
25,041	ERG Spa	356,423
398,115	Fiat Spa (MIL Exchange)	3,610,126
23,599	Pirelli & C Spa	207,634
23,805	Recordati Spa	239,681
29,753	Sorin Spa*	83,178
3,546,517	Telecom Italia Spa	5,460,655
2,295,564	Telecom Italia Spa-RNC	3,091,495

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Italy — continued

1,669,510	UniCredito Italiano Spa	4,131,888
118,241	Unione di Banche Italiane SCPA	1,011,809

	Total Italy	32,909,948

	Japan — 16.9%

82,800	ADEKA Corp.	810,217
23,000	Air Water, Inc.	281,117
151,900	Aisin Seiki Co., Ltd.	5,293,041
39,000	Ajinomoto Co., Inc.	407,975
22,100	Alfresa Holdings Corp.	851,949
92,300	Alpine Electronics, Inc.	1,039,043
13,700	Aoyama Trading Co., Ltd.	220,013
64,900	Asahi Breweries, Ltd.	1,082,972
235,000	Asahi Glass Co., Ltd.	2,965,854
67,000	Asahi Kasei Corp.	453,511
60,500	Best Denki Co., Ltd.*	167,893
117,800	Bridgestone Corp.	2,477,382
239,000	Calsonic Kansei Corp.*	951,617
133,000	Central Glass Co., Ltd.	537,584
143	Central Japan Railway Co.	1,137,029
800	Century Tokyo Leasing Corp.	13,185
163,294	Chiba Bank, Ltd. (The)	918,135
20,000	Chubu Electric Power Co., Inc.	446,429
27,600	Chugai Pharmaceutical Co., Ltd.	476,873
11,200	Circle K Sunkus Co., Ltd.	171,622
53,700	Coca-Cola Central Japan Co., Ltd.	732,155
77,000	Dai Nippon Printing Co., Ltd.	941,132
161,732	Daiei, Inc.*	622,496
246,000	Daihatsu Motor Co., Ltd.	3,597,394
36,300	Daiichi Sanyko Co., Ltd.	703,400
17,000	Daiichikosho Co., Ltd.	290,034
808,246	Daiwa Securities Group, Inc.	3,725,265
157,600	Dena Co., Ltd.	5,714,141
23,600	Denso Corp.	785,907
246,000	DIC Corp.	572,852
75,000	Dowa Holdings Co., Ltd.	468,750
20,422	East Japan Railway Co.	1,139,621
115,600	EDION Corp.	986,115
83,000	Elpida Memory, Inc.*	1,072,551
10,300	Exedy Corp.	310,442
18,000	Foster Electric Co., Ltd.	413,948
134,000	Fuji Electric Holdings Co., Ltd.	425,217
157,000	Fuji Heavy Industries, Ltd.	1,015,347
1,497	Fuji Media Holdings, Inc.	2,102,447
261,000	Fujitsu, Ltd.	1,480,092
216,000	Furukawa Electric Co., Ltd.	875,676
61,097	Glory, Ltd.	1,349,766

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Japan — continued

186,000	Gunze, Ltd.	677,751
168,294	Hachijuni Bank, Ltd. (The)	972,645
44,500	Heiwa Corp.	691,554
172,000	Hino Motors, Ltd.	844,643
29,159	Hisamitsu Pharmaceutical Co., Inc.	1,180,362
9,800	Hitachi Chemical Co., Ltd.	199,949
28,740	Honeys Co., Ltd.	306,541
93,000	IHI Corp.	227,787
566	Inpex Holdings, Inc.	4,309,194
130,000	Isuzu Motors, Ltd.	516,047
9	Itochu Corp.	95
2,630	Japan Tobacco, Inc.	9,535,654
68,900	JFE Holdings, Inc.	2,023,439
66,000	JFE Shoji Holdings, Inc.	287,476
238,714	Joyo Bank, Ltd. (The)	941,837
94,800	JVC Kenwood Holdings, Inc.*	462,104
238,300	JX Holdings, Inc.	1,610,135
10,200	K’s Holdings Corp.	295,367
58,000	Kaken Pharmaceutical Co., Ltd.	695,608
54,200	Kanto Auto Works, Ltd.	379,949
295,908	Kao Corp.	7,408,411
1,419	KDDI Corp.	8,817,387
32,300	Keihin Corp.	615,368
21,700	Kewpie Corp.	262,872
49,600	Kobayashi Pharmaceutical Co., Ltd.	2,307,046
44,000	Kojima Co., Ltd.	268,098
161,900	Komatsu, Ltd.	5,518,430
439,764	Konica Minolta Holdings, Inc.	3,698,305
57,286	Kose Corp.	1,428,694
67,173	Lawson, Inc.	3,250,045
187,000	Mazda Motor Corp.	412,898
5,000	MEIJI Holdings Co., Ltd.	201,798
5,200	Melco Holdings, Inc.	168,649
2,700	Ministop Co., Ltd.	44,370
74,300	Miraca Holdings, Inc.	2,855,279
65,500	Mitsubishi Co.	1,824,801
199,000	Mitsubishi Electric Corp.	2,357,843
129,000	Mitsubishi Gas Chemical Co., Inc.	929,211
159,000	Mitsubishi Steel Manufacturing Co., Ltd.	516,059
20,200	Mitsubishi Tanabe Pharma Corp.	329,030
253,700	Mitsubishi UFJ Financial Group, Inc.	1,175,444
65,600	Mitsui & Co., Ltd.	1,180,135
55,191	Mitsui Fudosan Co., Ltd.	914,301
104,000	Mitsui OSK Lines, Ltd.	601,062
34,500	Mitsumi Electric Co., Ltd.	460,805
14,000	Mochida Pharmaceutical Co., Ltd.	166,216
113,000	Morinaga Milk Industry Co., Ltd.	404,935
144,000	Nachi-Fujikoshi Corp.	820,077

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Japan — continued

33,607	Namco Bandai Holdings, Inc.	367,779
12,000	NGK Insulators, Ltd.	215,299
88,000	NGK Spark Plug Co., Ltd.	1,206,178
47,000	NHK Spring Co., Ltd.	467,278
49,800	Nidec Corp.	4,326,255
123,300	Nikon Corp.	2,551,394
72,000	Nippon Denko Co., Ltd.	436,969
398,000	Nippon Electric Glass Co., Ltd.	5,656,901
323,000	Nippon Express Co., Ltd.	1,243,207
81,000	Nippon Flour Mills Co., Ltd.	372,358
62,000	Nippon Meat Packers, Inc.	784,725
16,700	Nippon Paper Group, Inc.	357,051
83,000	Nippon Sharyo, Ltd.	379,549
34,000	Nippon Shinyaku Co., Ltd.	437,717
62,000	Nippon Soda Co., Ltd.	256,588
212,065	Nippon Telegraph & Telephone Corp.	9,556,742
40,900	Nippon Telegraph & Telephone Corp., ADR	919,841
15,760	Nippon Television Network Corp.	2,249,527
97,000	Nippon Yusen KK	380,369
405,161	Nissan Motor Company, Ltd.	3,607,732
38,000	Nissan Shatai Co., Ltd.	283,808
53,200	Nitori Co., Ltd.	4,692,230
8,200	Nitto Denko Corp.	436,318
153,541	Nomura Research Institute, Ltd.	3,401,318
42,200	Noritz Corp.	748,480
5,228	NTT DoCoMo, Inc.	9,222,172
22,935	NTT DoCoMo, Inc., Sponsored ADR	403,427
10,420	Obic Co., Ltd.	1,983,924
5,700	Oiles Corp.	109,901
25,600	Ono Pharmaceutical Co., Ltd.	1,263,320
16,621	Orix Corp.	1,562,230
240,000	Penta-Ocean Construction Co., Ltd.	599,421
6,257	Rakuten, Inc.	5,647,003
7,400	Saizeriya Co., Ltd.	113,661
53,000	Sanden Corp.	223,178
27,734	Sankyo Co., Ltd.	1,427,190
12,400	Sanoh Industrial Co., Ltd.	103,383
68,633	Santen Pharmaceutical Co., Ltd.	2,745,154
194,741	Sapporo Hokuyo Holdings, Inc.	939,870
6,500	Secom Co., Ltd.	303,119
71,800	Sega Sammy Holdings, Inc.	1,252,688
118,000	Sekisui Chemical Co., Ltd.	926,858
42,100	Seven & I Holdings Co., Ltd.	1,077,898
219,588	Sharp Corp.	2,185,812
175,640	Shin-Etsu Chemical Co., Ltd.	8,762,927
2,500	SMC Corp. Japan	412,946
15,300	Softbank Corp.	612,886
61,624	Sony Corp.	1,980,771

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Japan — continued

340,600	Sony Financial Holdings, Inc.	6,780,767
256,300	Stanley Electric Co., Ltd.	4,252,081
40,700	Sumco Corp.*	823,527
176,800	Sumitomo Electric Industries, Ltd.	2,455,319
31,000	Sumitomo Heavy Industries, Ltd.	203,101
170,566	Sumitomo Mitsui Financial Group	5,321,956
73,900	Sumitomo Rubber Industries, Ltd.	757,903
54,500	Tachi-S Co., Ltd.	954,145
57,000	Taisho Pharmaceutical Co., Ltd.	1,237,934
104,000	Takashimaya Co., Ltd.	666,313
26,700	Tokai Rika Co., Ltd.	456,812
23,200	Tokai Rubber Industries, Ltd.	285,241
207,043	Tokyo Electric Power Company	1,164,117
263,000	Tokyo Gas Co., Ltd.	1,205,840
349,463	Toshiba Corp.	1,716,113
35,000	Toshiba Machine Co., Ltd.	190,034
694,000	TOTO, Ltd.	5,601,906
78,000	Toyo Tire & Rubber Co., Ltd.	191,988
98,400	Toyota Motor Corp.	3,977,317
121,000	Tsubakimoto Chain Co.	623,395
29,000	Tsugami Corp.	202,944
33,800	Unipres Corp.	677,794
110,900	UNY Co., Ltd.	1,032,997
26,617	USS Co., Ltd.	2,077,847
31,500	Yamaha Corp.	358,404
98,200	Yamaha Motor Co., Ltd.*	1,720,396
324,262	Yamato Holdings Co., Ltd.	5,047,032

	Total Japan	264,302,470

	Luxembourg — 1.3%

57,152	Acergy SA	1,443,329
12,009	Aperam	483,140
156,823	Gagfah SA	1,328,164
57,332	Millicom International Cellular SA	5,513,618
19,291	Oriflame Cosmetics SA, SDR	998,738
60,492	Tenaris SA, ADR	2,991,934
295,162	Tenaris SA	7,258,920

	Total Luxembourg	20,017,843

	Malaysia — 0.0%

34,800	British American Tobacco Malaysia Berhad	552,204

	Mexico — 0.7%

121,536	America Movil SA de CV Series L, ADR	7,061,242
17,080	Desarrolladora Homex SA de CV, ADR*	465,430
11,920	Fomento Economico Mexicano SA de CV, Sponsored ADR	699,704
395,070	Grupo Mexico SAB de CV	1,479,781

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Mexico — continued

39,480	Grupo Televisa SA, Sponsored ADR*	968,444
99,860	Kimberly-Clark de Mexico SAB de CV	620,516

	Total Mexico	11,295,117

	Netherlands — 2.5%

237,400	Aegon NV*	1,780,150
27,891	ASM International NV*	1,096,369
11,348	ASML Holding NV, ADR*	504,986
17,207	CSM	609,240
23,059	Delta Lloyd NV	614,538
160,912	Heineken NV	8,804,042
730,672	ING Groep NV*	9,260,524
136,645	Koninklijke Ahold NV	1,835,968
34,667	Koninklijke DSM NV	2,132,890
5,273	Nutreco NV	387,241
425,307	Royal KPN NV	7,254,709
154,178	SNS REAAL NV*	874,082
190,761	STMicroelectronics NV	2,365,996
65,215	STMicroelectronics NV - NY Shares, ADR	809,970

	Total Netherlands	38,330,705

	Norway — 1.6%

50,263	Austevoll Seafood ASA	390,710
26,075	Cermaq ASA*	460,764
246,459	DnB NOR ASA	3,780,367
636,590	DNO International ASA*	1,038,015
35,213	Fred Olsen Energy ASA	1,546,845
4,055	Leroy Seafood Group ASA	124,617
1,059,716	Marine Harvest ASA	1,316,084
630,547	Norsk Hydro ASA	5,170,445
102,296	Norske Skogindustrier ASA*	331,016
67,549	Petroleum Geo-Services ASA*	1,082,518
133,411	Statoil ASA	3,697,186
26,562	Statoil ASA, Sponsored ADR	734,174
171,630	Storebrand ASA*	1,472,200
100,837	Telenor ASA	1,658,818
79,945	TGS Nopec Geophysical Co. ASA	2,144,681

	Total Norway	24,948,440

	Pakistan — 0.1%

295,500	Oil & Gas Development Co., Ltd.	468,544
264,040	Pakistan Petroleum	652,680

	Total Pakistan	1,121,224

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Peru — 0.2%

61,700	Cia de Minas Buenaventura SA, ADR	2,651,249

	Philippines — 0.1%

31,470	Philippine Long Distance Telephone Co., Sponsored ADR	1,683,645

	Poland — 0.3%

3,312	Bank Handlowy w Warszawie SA	117,802
9,458	Grupa Lotos SA*	147,053
12,300	KGHM Polska Miedz SA	780,554
126,768	Polski Koncern Naftowy Orlen SA*	2,350,449
711,654	Polskie Gornictwo Naftowe i Gazownictwo SA	942,322
52,780	Tauron Polska Energia SA*	116,727
35,963	Telekomunikacja Polska SA	222,901

	Total Poland	4,677,808

	Portugal — 0.1%

435,800	EDP - Energias de Portugal SA	1,699,484
21,006	Semapa-Sociedade de Investimento e Gestao	251,593

	Total Portugal	1,951,077

	Russia — 0.7%

172,688	Gazprom OAO-SA, Sponsored ADR	5,584,730
19,459	LUKOIL OAO, Sponsored ADR	1,389,178
23,949	Magnit OJSC, GDR 144A	671,348
105,111	Mobile Telesystems, Sponsored ADR	2,231,506
227,516	TNK-BP Holding	682,548
26,165	Uralkali (Ordinary Shares), GDR	1,085,063

	Total Russia	11,644,373

	Singapore — 1.4%

114,000	CWT, Ltd.	111,242
713,946	DBS Group Holdings, Ltd.	8,292,082
160,000	Fraser and Neave, Ltd.	762,872
473,000	Keppel Corp., Ltd.	4,615,549
2,300,000	Olam International, Ltd.	5,109,084
174,000	SembCorp Industries, Ltd.	719,191
193,000	SembCorp Marine, Ltd.	894,185
248,230	Venture Corp., Ltd.	1,892,495

	Total Singapore	22,396,700

	South Africa — 0.9%

11,080	African Rainbow Minerals, Ltd.	365,539
41,564	Bidvest Group, Ltd.	914,113
19,995	Group Five Ltd/South Africa	80,756
19,034	Kumba Iron Ore, Ltd.	1,346,005
39,905	Massmart Holdings, Ltd.	827,801

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	South Africa — continued

45,220	MTN Group, Ltd.	913,639
145,745	Murray & Roberts Holdings	572,247
41,606	Nedbank Group, Ltd.	871,212
181,589	Pretoria Portland Cement Co., Ltd.	644,747
243,904	Redefine Properties, Ltd.	270,625
234,486	Salam, Ltd.	957,447
46,216	Sappi, Ltd.*	245,115
37,431	Sasol, Ltd.	2,167,907
71,371	Shoprite Holdings, Ltd.	1,095,676
43,885	Spar Group, Ltd. (The)	616,777
54,042	Standard Bank Group, Ltd.	831,483
31,604	Tiger Brands, Ltd.	818,264
99,689	Truworths International, Ltd.	1,039,741

	Total South Africa	14,579,094

	South Korea — 2.1%

6,378	AtlasBX Co., Ltd.	173,266
189,435	Celltrion, Inc.	6,009,698
4,460	Global & Yuasa Battery Co., Ltd.	166,699
6,262	GS Home Shopping, Inc.	778,647
9,720	Halla Climate Control Corp.	185,637
16,874	Hana Financial Group, Inc.	729,907
4,227	Hite Brewery Co., Ltd.	418,095
4,373	Hyundai Mobis	1,305,581
30,828	Hyundai Motor Co.	5,704,986
7,258	KB Financial Group, Inc., ADR*	378,650
30,167	KB Financial Group, Inc.	1,581,296
177,392	Korea Life Insurance Co., Ltd.*	1,225,791
12,650	KP Chemical Corp.	311,940
26,020	KT&G Corp.	1,354,430
2,189	Kukdo Chemical Co., Ltd.	113,147
1,145	LG Chem, Ltd.	480,149
10,530	LG Electronics, Inc.	1,007,931
6,946	NHN Corp.*	1,212,598
8,107	Samsung Electronics Co., Ltd.	6,887,938
1	Samsung Electronics REGS, GDR 144A	426
45,831	Shinhan Financial Group Co., Ltd.	2,082,752
4,111	Unid Co., Ltd.	251,093
28,005	Woongjin Coway Co., Ltd.	966,306

	Total South Korea	33,326,963

	Spain — 2.4%

7,968	Abertis Infraestructuras SA	173,342
128,497	Amadeus IT Holding SA*	2,461,726
410,687	Banco Santander SA	4,774,346
19,466	Ebro Foods SA	458,009
101,827	Gestevision Telecinco SA*	1,167,293

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Spain — continued

88,795	Inditex SA	7,134,628
120,204	Promotora de Informaciones SA*	351,398
100,896	Red Electrica Corp. SA	5,741,579
373,055	Repsol VPF SA	12,798,301
37,409	Repsol YPF, SA, Sponsored ADR	1,288,740
66,672	Sacyr Vallehermoso SA*	775,837
5,620	Viscofan SA	223,310

	Total Spain	37,348,509

	Sweden — 1.8%

63,205	Assa Abloy AB	1,818,481
16,534	Axfood AB	616,185
49,771	Axis Communications AB	1,053,267
45,390	Billerud AB	514,455
201,870	Boliden AB	4,352,026
7,397	Holmen AB	255,853
60,185	Industrivarden AB	1,070,439
16,162	Lundin Petroleum AB*	231,987
122,023	Swedish Match AB	4,060,083
380,224	Tele2 AB	8,787,753
122,065	Telefonaktiebolaget LM Ericsson Class B, Sponsored ADR	1,569,756
279,090	Telefonaktiebolaget LM Ericsson	3,601,219

	Total Sweden	27,931,504

	Switzerland — 6.9%

209,210	ABB, Ltd.*	5,044,731
84,957	Adecco SA	5,609,010
27,259	Baloise-Holding AG	2,711,449
1,143	Barry Callebaut AG-REG*	938,288
3,167	Bucher Industries AG	726,972
34,800	Clariant AG*	630,307
780	Flughafen Zuerich AG	326,119
676	Forbo Holding AG	509,854
87,827	GAM Holding AG*	1,675,227
8,761	Gategroup Holding AG*	463,020
12,553	Geberit AG	2,744,275
1,605	Georg Fischer AG*	906,140
7,805	Givaudan SA*	7,878,797
1,764	Helvetia Holding AG	734,156
32,737	Julius Baer Group, Ltd.	1,426,351
242,303	Nestle SA	13,944,639
85,674	Novartis AG	4,665,550
34,934	OC Oerlikon Corp. AG Class R*	269,590
114,902	Roche Holding AG	16,478,267
15,956	Schindler Holding AG	1,925,499
3,911	SGS SA	6,989,654
691	Swatch Group AG Class B	306,733

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Switzerland — continued

13,627	Swatch Group AG (The)	1,087,360
22,883	Swiss Life Holding*	3,796,950
202,481	Swiss Reinsurance	11,630,733
5,303	Swisscom AG	2,373,699
16,343	Syngenta AG	5,332,443
108,401	UBS AG*	1,952,723
14,510	Zurich Financial Services	4,077,741

	Total Switzerland	107,156,277

	Taiwan — 0.9%

1,279,346	Acer, Inc.	2,610,333
108,000	Asustek Computer, Inc.	934,691
754,369	AU Optronics Corp.*	659,286
162,000	Delta Electronics, Inc.	641,797
169,278	HON HAI Precision Industry Co., Ltd., GDR	1,205,259
20,662	HTC Corp.	808,029
106,053	MediaTek, Inc.	1,218,979
457,000	Pegatron Corp.*	518,285
414,332	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	5,046,564

	Total Taiwan	13,643,223

	Thailand — 0.2%

122,200	Advanced Info Service PCL	363,630
154,500	Bangkok Expressway PCL	96,546
48,100	Banpu Co.	1,221,385
35,200	Electricity Generating PCL	110,855
158,800	Kasikornbank PCL	690,435
241,400	Major Cineplex Group PCL	107,750
9,000	Siam Cement PCL	112,779
20,800	Siam Makro PCL	100,407

	Total Thailand	2,803,787

	Turkey — 0.6%

236,017	Akbank TAS	1,146,567
9,429	BIM Birlesik Magazalar AS	317,588
47,282	Enka Insaat ve Sanayi AS	182,531
32,981	Eregli Demir ve Celik Fabrikalari TAS*	88,442
11,337	Eregli Demir ve Celik Fabrikalari TAS (Bonus Shares)*	28,492
55,007	Gubre Fabrikalari TAS*	552,261
162,830	KOC Holding AS	757,275
281	Konya Cimento Sanayii AS	50,417
154,054	Turk Hava Yollari AS*	429,078
181,909	Turk Telekomunikasyon AS	914,347
30,679	Turk Traktor ve Ziraat Makineleri AS	661,729
117,360	Turkcell Iletisim Hizmet AS, ADR	1,763,921
779,071	Turkiye Is Bankasi	2,492,866

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	Turkey — continued

255,524	Turkiye Vakiflar Bankasi Tao	638,872
72,308	Vestel Elektronik Sanayi ve Ticaret AS*	124,116

	Total Turkey	10,148,502

	United Kingdom — 18.7%

36,046	Aberdeen Asset Management Plc	121,800
48,131	Admiral Group Plc	1,198,935
51,104	Amec Plc	977,271
182,516	Amlin Plc	1,116,716
77,905	ARM Holdings Plc, Sponsored ADR	2,194,584
85,015	ARM Holdings Plc	783,580
201,185	Ashmore Group Plc	1,068,730
586,045	Ashtead Group Plc	1,863,771
94,632	AstraZeneca Plc, Sponsored ADR	4,364,428
337,710	AstraZeneca Plc	15,498,337
1,206,348	Aviva Plc	8,369,118
878,073	BAE Systems Plc	4,572,989
590,967	Barclays Plc	2,629,204
84,522	BBA Aviation Plc	275,304
245,869	Beazley Plc	485,550
23,982	Berendsen Plc	184,906
24,695	Bodycote Plc	131,026
1,635,990	BP Plc	11,905,738
23,649	BP Plc, Sponsored ADR	1,043,867
187,377	British American Tobacco Plc	7,514,903
1,374,650	BT Group Plc	4,089,686
13,313	BT Group Plc, Sponsored ADR	400,455
14,355	BTG Plc*	52,372
359,831	Bunzl Plc	4,294,208
58,648	Burberry Group Plc	1,103,675
1,400,533	Cable & Wireless Communications Plc	1,022,815
819,184	Cable & Wireless Worldwide Plc	688,726
110,718	Capita Group Plc	1,318,642
148,773	Carillion Plc	906,207
18,336	Carnival Plc	720,684
1,310,475	Cobham Plc	4,835,639
515,243	Compass Group Plc	4,629,217
89,800	Cookson Group Plc*	992,500
24,948	Dialog Semiconductor Plc*	518,487
62,103	Domino’s Pizza UK & IRL Plc	425,966
41,691	eaga Plc	78,858
133,414	Electrocomponents Plc	571,637
115,300	Firstgroup Plc	603,068
645,100	GKN Plc	2,077,432
194,088	GlaxoSmithKline Plc, Sponsored ADR	7,454,920
512,900	Glaxosmithkline Plc	9,779,507
12,858	Go-Ahead Group Plc	276,184

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	United Kingdom — continued

34,150	Gulfsands Petroleum Plc*	158,611
528,550	Halma Plc	2,969,572
151,150	Hays Plc	281,778
67,472	Healthcare Locums Plc****	121,673
358,674	Home Retail Group	1,110,202
1,123,158	HSBC Holdings Plc	11,540,343
24,026	Hunting Plc	299,049
1,866	IMI Plc	30,808
115,200	Imperial Tobacco Group Plc	3,558,394
1,079,239	Inchcape Plc*	5,992,601
195,900	Informa Plc	1,308,512
703,079	Inmarsat Plc	6,807,080
65,202	Intercontinental Hotels Group Plc	1,335,708
24,226	Intermediate Capital Group Plc	126,790
50,415	Interserve Plc	222,437
1,057,183	ITV plc*	1,310,782
170,484	Jardine Lloyd Thompson Group Plc	1,891,078
83,306	Kesa Electricals Plc	161,177
18,704	Kier Group Plc	389,760
693,049	Kingfisher Plc	2,731,758
217,923	Legal & General Group Plc	402,416
1,499,600	Lloyds TSB Group Plc*	1,396,358
175,815	Man Group Plc	693,002
157,516	Marks & Spencer Group Plc	850,134
72,444	Melrose Plc	380,771
73,212	Michael Page International Plc	603,205
44,532	Micro Focus International Plc	225,640
284,797	Morgan Crucible Co. Plc	1,354,481
91,851	Next Plc	2,915,204
1,190,173	Old Mutual Plc	2,594,590
45,118	Pace Plc	110,002
54,239	Paragon Group of Cos. Plc	147,715
244,550	Persimmon Plc	1,744,406
25,979	Petrofac, Ltd.	620,065
130,080	Premier Farnell Plc	565,692
1,446	Premier Oil Plc*	46,218
862,149	Prudential Plc	9,763,698
245,977	QinetiQ Group Plc*	479,849
204,085	Reckitt Benckiser Group Plc	10,474,957
11,814	Renishaw Plc	285,952
1,253,137	Rentokil Initial Plc*	1,807,844
172,956	Resolution, Ltd.	820,352
68,536	Restaurant Group Plc	329,579
85,500	Rio Tinto Plc	6,001,515
16,070	Rotork Plc	449,759
142,339	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	5,180,117
288,923	Royal Dutch Shell Plc Class A (London Exchange)	10,485,240
463,010	RSA Insurance Group Plc	975,969

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	United Kingdom — continued

174,767	SABMiller Plc	6,184,149
392,328	Sage Group Plc (The)	1,748,921
43,293	Schroders Plc	1,204,723
17,896	Shire Plc	519,510
241,807	Smith & Nephew Plc	2,724,859
10,092	Smith & Nephew Plc, Sponsored ADR	569,290
22,446	Soco International Plc*	137,803
133,442	Spectris Plc	2,915,468
6,438	Spirax-Sarco Engineering Plc	200,101
279,011	Standard Chartered Plc	7,231,879
2,237,228	Taylor Wimpey Plc*	1,456,700
1,196,740	Tesco Plc	7,308,775
151,230	Thomas Cook Group Plc	413,558
14,457	TT electronics Plc	39,627
85,868	TUI Travel Plc	312,447
17,202	Ultra Electronics Holdings Plc	474,823
110,712	United Business Media, Ltd.	1,062,132
155,269	Vedanta Resources Plc	5,921,054
6,258,441	Vodafone Group Plc	17,706,417
377,789	Vodafone Group Plc, Sponsored ADR	10,861,434
154,056	WH Smith Plc	1,071,243
21,726	Whitbread Plc	574,624
87,344	Wolseley Plc*	2,938,768
101,119	Xstrata Plc	2,361,632

	Total United Kingdom	293,134,422

	United States — 0.4%

85,553	Southern Copper Corp.	3,445,219
18,502	Synthes, Inc.	2,511,831

	Total United States	5,957,050

	TOTAL COMMON STOCKS (COST $1,354,588,810)	1,499,598,465

	INVESTMENT COMPANY — 1.2%

	United States — 1.2%

298,315	iShares MSCI EAFE Index Fund	17,925,748

	TOTAL INVESTMENT COMPANY (COST $17,561,945)	17,925,748

	PREFERRED STOCKS — 0.4%

	Brazil — 0.1%

5,800	Fertilizantes Fosfatados SA, 0.70%	56,476
28,200	Ultrapar Participacoes SA, 3.48%	468,570
107,200	Usinas Siderurgicas de Minas Gerais SA, 3.88%	1,301,490

	Total Brazil	1,826,536

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)

	Germany — 0.3%

72,591	Henkel AG & Co. KGaA, 1.51%	4,502,737

	TOTAL PREFERRED STOCKS (COST $5,688,650)	6,329,273

	RIGHTS — 0.0%

	Germany — 0.0%

84,230	Gildemeister AG, Strike Price $13.66, Expires 04/11/11*	56,299

	TOTAL RIGHTS (COST $ —)	56,299

	WARRANTS — 0.3%

	Bermuda — 0.3%

185,450	CLSA Financial Products, Strike Price $0.00, Expires 05/10/15* 144A	5,044,240

	TOTAL WARRANTS (COST $5,826,980)	5,044,240

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Call Options — 0.0%

1,784,700	OTC Euro versus Japanese Yen with Barclays Capital, Inc., Strike Price $127.75, Expires 05/13/11	882
507,764,368	OTC USD versus Japanese Yen with Deutsche Bank AG, Strike Price $90.50, Expires 01/18/12	87,866
4,054,805	OTC Euro versus Japanese Yen with JP Morgan Securities, Inc., Strike Price $120.00, Expires 08/18/11	122,397
4,210,342	OTC Euro versus Japanese Yen with JP Morgan Securities, Inc., Strike Price $120.90, Expires 01/18/12	210,914
2,470,136	OTC Euro versus Japanese Yen with JP Morgan Securities, Inc., Strike Price $126.50, Expires 03/08/12	78,895

	TOTAL OPTIONS PURCHASED (COST $475,360)	500,954

	Put Options — 0.0%

222,995,500	OTC Japanese Yen versus U.S. Dollar with Barclays Capital, Inc., Strike Price $101.50, Expires 05/12/11	487,854
491,512,161	OTC Japanese Yen versus U.S. Dollar with Barclays Capital, Inc., Strike Price $93.00, Expires 08/18/11	14,209
304,255,244	OTC Japanese Yen versus U.S. Dollar with Deutsche Bank AG, Strike Price $90.55, Expires 03/08/12	63,164

	TOTAL PUT OPTIONS PURCHASED (COST $175,700)	565,227

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.1%

	Bank Deposit — 2.1%

32,197,290	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/11	32,197,290

	TOTAL SHORT-TERM INVESTMENTS (COST $32,197,290)	32,197,290

	TOTAL INVESTMENTS — 99.9% (Cost $1,416,514,735)	1,562,217,496

	Other Assets and Liabilities (net) — 0.1%	1,311,143

	NET ASSETS — 100.0%	$1,563,528,639

	Notes to Schedule of Investments:

	ADR — American Depository Receipt

	GDR — Global Depository Receipt

	REIT — Real Estate Investment Trust

	SDR — Swedish Depository Receipt

	* Non-income producing security.

 **** Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at period end is $121,673 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2011 was $108,284.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $10,332,087 which represents 0.7% of net assets.

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
March 31, 2011

A summary of outstanding financial instruments at March 31, 2011 is as follows:

Forward Currency Contracts

					Net
					Unrealized
Settlement			Units of		Appreciation
Date	Deliver/Receive	Counterparty	Currency	Value	(Depreciation)
Buys
4/15/11	AUD	State Street Bank and Trust Company	9,731,000	$10,049,649	$525,627
7/15/11	AUD	State Street Bank and Trust Company	3,800,000	3,880,374	89,418
4/15/11	CAD	State Street Bank and Trust Company	2,492,000	2,561,048	10,722
7/15/11	CHF	State Street Bank and Trust Company	4,107,000	4,492,427	(59,980)
4/15/11	CHF	State Street Bank and Trust Company	17,058,000	18,646,875	1,001,681
7/15/11	EUR	State Street Bank and Trust Company	3,852,000	5,454,877	137,961
4/15/11	EUR	State Street Bank and Trust Company	23,966,000	34,003,293	1,356,043
7/15/11	GBP	State Street Bank and Trust Company	3,242,000	5,189,088	(109,864)
4/15/11	GBP	State Street Bank and Trust Company	4,701,000	7,534,534	240,835
4/15/11	HKD	State Street Bank and Trust Company	20,145,000	2,590,169	(2,131)
4/15/11	JPY	State Street Bank and Trust Company	205,523,000	2,479,907	26,546
4/15/11	JPY	State Street Bank and Trust Company	908,699,000	10,964,658	(252,048)
4/15/11	NOK	State Street Bank and Trust Company	66,528,000	12,019,730	894,047
4/15/11	NZD	State Street Bank and Trust Company	6,560,000	5,000,074	47,537
4/15/11	SEK	State Street Bank and Trust Company	77,224,000	12,235,013	1,054,054

					$4,960,448

Sales
4/15/11	AUD	State Street Bank and Trust Company	6,517,000	$6,730,404	$(259,716)
4/15/11	CAD	State Street Bank and Trust Company	12,140,000	12,476,375	(310,478)
7/15/11	CAD	State Street Bank and Trust Company	944,000	968,177	(6,138)
4/15/11	CHF	State Street Bank and Trust Company	15,847,000	17,323,076	(860,137)
4/15/11	EUR	State Street Bank and Trust Company	23,966,000	34,003,293	(2,972,308)
7/15/11	EUR	State Street Bank and Trust Company	6,546,000	9,269,892	4,415
4/15/11	GBP	State Street Bank and Trust Company	4,701,000	7,534,534	(8,139)
4/15/11	HKD	State Street Bank and Trust Company	20,145,000	2,590,169	2,292
4/15/11	JPY	State Street Bank and Trust Company	1,445,271,000	17,439,110	(24,938)
7/15/11	JPY	State Street Bank and Trust Company	364,763,000	4,404,134	40,835
4/15/11	NOK	State Street Bank and Trust Company	66,528,000	12,019,730	(109,398)
7/15/11	NOK	State Street Bank and Trust Company	10,792,000	1,939,883	(17,032)
4/15/11	NZD	State Street Bank and Trust Company	6,560,000	5,000,074	(99,569)
4/15/11	SEK	State Street Bank and Trust Company	45,936,000	7,277,887	7,794

					$(4,612,517)

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
March 31, 2011

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krona
NZD	New Zealand Dollar
SEK	Swedish Krona

Futures Contracts

				Net
				Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)
Buys
23	STOXX 50 Index	June 2011	$928,262	$16,646
9	TOPIX Index	June 2011	940,396	(74,656)

				$(58,010)

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
March 31, 2011

Industry Sector Summary (Unaudited)	% of Total Net Assets
Telecommunications	9.7
Banks	9.0
Oil & Gas	8.4
Pharmaceuticals	7.2
Insurance	6.3
Chemicals	4.3
Mining	3.4
Food	3.1
Auto Parts & Equipment	2.9
Retail	2.5
Commercial Services	2.3
Auto Manufacturers	2.0
Beverages	2.0
Agriculture	1.8
Electric	1.8
Semiconductors	1.8
Electronics	1.5
Holding Companies — Diversified	1.5
Diversified Financial Services	1.4
Internet	1.4
Media	1.3
Equity Fund	1.2
Metal Fabricate & Hardware	1.2
Transportation	1.2
Building Materials	1.1
Distribution & Wholesale	1.1
Electrical Components & Equipment	1.1
Health Care — Products	1.1
Household Products & Wares	1.1
Oil & Gas Services	1.1
Software	1.0
Engineering & Construction	0.9
Iron & Steel	0.9
Real Estate	0.9
Computers	0.8
Cosmetics & Personal Care	0.8
Miscellaneous — Manufacturing	0.8
Aerospace & Defense	0.6
Airlines	0.6
Apparel	0.5
Biotechnology	0.4
Health Care — Services	0.4
Home Furnishings	0.4
Machinery — Construction & Mining	0.4
Machinery — Diversified	0.4
Food Service	0.3
Home Builders	0.3
Leisure Time	0.3
Entertainment	0.2
Hand & Machine Tools	0.2

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund
Schedule of Investments (Continued)
March 31, 2011

Industry Sector Summary (Unaudited)	% of Total Net Assets
Investment Companies	0.2
Office & Business Equipment	0.2
Energy-Alternate Sources	0.1
Environmental Control	0.1
Gas	0.1
Lodging	0.1
Shipbuilding	0.1
Coal	0.0
Forest Products & Paper	0.0
Packaging & Containers	0.0
REITS	0.0
Textiles	0.0
Short-Term Investments and Other Assets and Liabilities (net)	2.2

100.0%

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 79.6%

	Asset Backed Securities — 4.3%

97,059	ACE Securities Corp., Series 2005-SD3, Class A, 0.65%, due 08/25/45†	91,843
42,210	American Airlines Pass Through Trust, Series 2001-1, Class A, 6.98%, due 11/23/22	37,778
69,978	American Airlines, Inc., Series 2001-1, Class B, 7.38%, due 05/23/19	67,179
100,011	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 0.54%, due 11/25/45†	67,615
385,105	Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A, 0.59%, due 04/25/34†	334,716
706,087	Argent Securities, Inc., Series 2003-W9, Class M1, 1.28%, due 03/25/34†	646,857
292,552	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1, 1.23%, due 12/15/33†	267,986
320,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-3A, Class A, 4.64%, due 05/20/16 144A	341,751
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2010-5A, Class A, 3.15%, due 03/20/16¤ 144A	209,545
48,631	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 0.92%, due 02/28/44†	45,254
95,352	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 0.88%, due 05/28/44†	90,379
230,000	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 0.82%, due 09/25/34†	208,525
328,099	Bear Stearns Asset Backed Securities Trust, Series 2006-SD3, Class 1A1A, 5.50%, due 08/25/36	225,701
389,172	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3, 0.61%, due 09/25/35†	345,940
70,795	Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1, 0.65%, due 12/25/42†	65,090
311,767	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 1A1, 0.36%, due 10/25/36†	305,058
400,000	Brazos Higher Education Authority, Series 2010-1, Class A2, 1.51%, due 02/25/35†	382,266
453,114	Citigroup Mortgage Loan Trust, Inc., Series 2006-SHL1, Class A, 0.45%, due 11/25/45¤ † 144A	405,058
122,229	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL2, Class A3A, 0.32%, due 05/25/37†	108,835
137,206	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.65%, due 03/15/19	144,409
37,937	Continental Airlines Pass Through Trust, Series 2003-ERJ1, Class A, 7.88%, due 01/02/20	37,558
255,195	Continental Airlines Pass Through Trust, Series 2004-ERJ1, Class A, 9.56%, due 03/01/21	265,403
351,268	Continental Airlines Pass Through Trust, Series 2005-ERJ1, 9.80%, due 04/01/21	370,588
1,146,535	Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 0.70%, due 02/25/37† 144A	580,846
85,871	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 0.50%, due 12/15/35†	46,752

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Asset Backed Securities — continued

54,044	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 0.49%, due 12/15/35†	30,291
103,979	CVS Pass-Through Trust, 5.88%, due 01/10/28	105,518
277,073	CVS Pass-Through Trust, 6.04%, due 12/10/28	286,088
74,557	CVS Pass-Through Trust, 6.94%, due 01/10/30	81,251
320,000	CVS Pass-Through Trust, 9.35%, due 01/10/23¤ 144A	332,070
235,469	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 08/10/22	243,122
150,000	Education Funding Capital Trust I, Series 2004-1, Class A5, 1.45%, due 06/15/43†	141,750
450,000	EFS Volunteer LLC, Series 2010-1, Class A2, 1.16%, due 10/25/35¤ † 144A	420,503
425,000	Greenpoint Manufactured Housing, Series 1999-2, Class A2, 3.25%, due 03/18/29†	348,736
820,000	Greenpoint Manufactured Housing, Series 1999-3, Class 1A7, 7.27%, due 06/15/29	706,208
250,000	Greenpoint Manufactured Housing, Series 1999-3, Class 2A2, 3.75%, due 06/19/29†	206,647
250,000	Greenpoint Manufactured Housing, Series 1999-4, Class A2, 3.75%, due 02/20/30†	205,136
325,000	Greenpoint Manufactured Housing, Series 2000-6, Class A3, 2.26%, due 11/22/31†	273,196
775,000	Greenpoint Manufactured Housing, Series 2000-7, Class A2, 3.75%, due 11/17/31†	658,330
375,000	Greenpoint Manufactured Housing, Series 2001-2, Class IA2, 2.27%, due 02/20/32†	315,205
500,000	Greenpoint Manufactured Housing, Series 2001-2, Class IIA2, 2.26%, due 03/13/32†	420,266
60,701	Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1, 0.47%, due 07/25/30†	52,196
260,303	GSAA Trust, Series 2006-14, Class A1, 0.30%, due 09/25/36†	126,320
880,267	GSAMP Trust, Series 2004-SEA2, Class A2B, 0.80%, due 03/25/34†	863,185
166,125	GSAMP Trust, Series 2006-S4, Class A1, 0.34%, due 05/25/36†	18,978
410,000	Hertz Vehicle Financing LLC, Series 2009-2A, Class A2, 5.29%, due 03/25/16¤ 144A	448,093
620,824	Home Equity Asset Trust, Series 2003-8, Class M1, 1.33%, due 04/25/34†	541,373
1,600,000	Illinois Student Assistance Commission, Series 2010-1, Class A3, 1.20%, due 07/25/45†	1,522,656
382,296	Impac Secured Assets CMN Owner Trust, Series 2006-1, Class 1A2B, 0.45%, due 05/25/36†	182,386
946,029	Keycorp Student Loan Trust, Series 2003-A, Class 1A2, 0.56%, due 10/25/32†	893,310
225,918	Merrill Lynch Mortgage Investors, Inc., Series 2007-MLN1, Class A2A, 0.36%, due 03/25/37†	160,538
568,937	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 1.27%, due 10/25/33†	494,657
467,298	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, 1.45%, due 06/25/33†	425,614
370,854	Morgan Stanley ABS Capital I, Series 2003-NC7, Class M1, 1.30%, due 06/25/33†	325,796
173,721	Morgan Stanley ABS Capital I, Series 2007-NC2, Class A2FP, 0.40%, due 02/25/37†	116,110
1,100,000	Nelnet Student Loan Trust, Series 2005-4, Class A4R2, 1.11%, due 03/22/32†	997,863
410,000	Nelnet Student Loan Trust, Series 2008-4, Class A4, 1.78%, due 04/25/24†	421,583
779,886	North Carolina State Education Assistance Authority, Series 2010-1, Class A1, 1.20%, due 07/25/41†	757,004
365,508	Novastar Home Equity Loan, Series 2003-3, Class A3, 1.15%, due 12/25/33†	322,302
371,507	NovaStar Mortgage Funding Trust, Series 2003-3, Class A2C, 1.31%, due 12/25/33†	337,193

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Asset Backed Securities — continued

1,700,000	Origen Manufactured Housing, Series 2006-A, Class A2, 0.23%, due 10/15/37†	1,126,200
1,700,000	Origen Manufactured Housing, Series 2007-A, Class A2, 0.23%, due 04/15/37†	1,100,527
785,788	Park Place Securities, Inc., Series 2004-WCW2, Class M1, 0.87%, due 10/25/34†	762,651
237,270	RAAC Series, Series 2006-RP2, Class A, 0.50%, due 02/25/37† 144A	176,132
158,759	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1, 5.89%, due 06/25/37††	118,254
36,951	SACO I, Inc., Series 2005-7, Class A, 0.81%, due 09/25/35†	32,178
479,561	SACO I, Inc., Series 2006-5, Class 1A, 0.55%, due 04/25/36†	168,443
185,933	SACO I, Inc., Series 2006-6, Class A, 0.51%, due 06/25/36†	60,169
356,880	Saxon Asset Securities Trust, Series 2005-1, Class M1, 0.71%, due 05/25/35†	296,167
1,100,000	SLM Student Loan Trust, Series 2002-5, Class B, 0.74%, due 09/16/24†	1,017,838
500,000	SLM Student Loan Trust, Series 2003-11, Class A6, 0.60%, due 12/15/25¤ † 144A	483,331
530,000	SLM Student Loan Trust, Series 2008-5, Class A3, 1.60%, due 01/25/18†	545,179
1,964,736	SLM Student Loan Trust, Series 2008-9, Class A, 1.80%, due 04/25/23†	2,030,489
7,344,772	SLM Student Loan Trust, Series 2009-B, Class A1, 6.26%, due 07/15/42† 144A	7,098,189
2,832,017	SLM Student Loan Trust, Series 2009-D, Class A, 3.50%, due 08/17/43† 144A	2,820,961
1,170,610	SLM Student Loan Trust, Series 2010-1, Class A, 0.65%, due 07/25/17†	1,171,628
3,784,023	SLM Student Loan Trust, Series 2010-A, Class 2A, 3.51%, due 05/16/44 144A†	3,968,408
576,281	Small Business Administration Participation Certificates, Series 2008-20L, Class 1, 6.22%, due 12/01/28	630,295
141,098	Soundview Home Equity Loan Trust, Series 2006-EQ2, Class A2, 0.36%, due 01/25/37†	123,389
117,234	Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1, 0.33%, due 06/25/37†	102,519
48,620	Structured Asset Securities Corp., Series 2002-AL1, Class A3, 3.45%, due 02/25/32	46,349
356,632	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 0.36%, due 02/25/36† 144A	7,729
56,658	UAL Pass Through Trust, Series 2009-1, 10.40%, due 05/01/18	64,874
110,742	UAL Pass Through Trust, Series 2009-2A, 9.75%, due 01/15/17	126,246
1,798,193	Washington Mutual Alternative Mortgage Pass Through Certificates, Series 2006-AR3, Class A1A, 1.28%, due 05/25/46†	1,063,876
57,836	Washington Mutual, Inc., Series 2005-AR8, Class 2A1A, 0.54%, due 07/25/45†	48,104

		44,664,531

	Convertible Debt — 0.0%

245,000	Icahn Enterprises, LP, 4.00%, due 08/15/13†	249,900

	Corporate Debt — 22.8%

85,000	ACCO Brands Corp., 10.63%, due 03/15/15	96,263
680,000	AES Corp. (The), Senior Note, 8.00%, due 06/01/20	737,800
300,000	Alcatel-Lucent USA, Inc., 6.45%, due 03/15/29	259,500
30,000	Alcoa, Inc., 6.00%, due 07/15/13	32,755
155,000	Alere, Inc., 8.63%, due 10/01/18	164,881
115,000	Alere, Inc., 9.00%, due 05/15/16	123,050
275,000	Aleris International, Inc., 7.63%, due 02/15/18 144A	277,062
170,000	Aleris International, Inc., Senior Note, (PIK), 9.00%, due 12/15/14¤ **** †††	—

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

350,000	Alliant Techsystems, Inc., 6.88%, due 09/15/20	367,062
75,000	Ally Financial, Inc., 4.50%, due 02/11/14	75,188
185,000	Ally Financial, Inc., 6.75%, due 12/01/14	195,869
1,800,000	Ally Financial, Inc., 6.88%, due 09/15/11	1,838,250
1,550,000	Ally Financial, Inc., 7.50%, due 09/15/20¤ 144A	1,660,437
270,000	Altria Group, Inc., 8.50%, due 11/10/13	315,064
490,000	Altria Group, Inc., 9.25%, due 08/06/19	640,473
420,000	Amerada Hess Corp., 7.30%, due 08/15/31	493,827
290,000	America Movil SAB de CV, 5.00%, due 03/30/20	300,468
150,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	165,961
970,000	American Express Co., 8.13%, due 05/20/19	1,212,122
610,000	American Express Co., Subordinated Note, 6.80%, due 09/01/66†	626,775
1,900,000	American Express Credit Corp., 5.88%, due 05/02/13	2,052,448
100,000	American General Finance Corp., 5.40%, due 12/01/15	91,750
300,000	American International Group, Inc., 3.75%, due 11/30/13¤ 144A	305,518
1,500,000	American International Group, Inc., 5.85%, due 01/16/18	1,566,820
660,000	American International Group, Inc., 6.40%, due 12/15/20	705,694
6,500,000	American International Group, Inc., 8.25%, due 08/15/18	7,623,538
460,000	American International Group, Inc., Junior Subordinated Note, Series A, 6.25%, due 03/15/87	423,200
330,000	American Railcar Industries, Inc., Senior Note, 7.50%, due 03/01/14	337,425
210,000	AmeriGas Partners LP/AmeriGas Finance Corp., 6.50%, due 05/20/21	215,775
310,000	Amsted Industries, Inc., 8.13%, due 03/15/18 144A	332,087
430,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	475,999
100,000	Anadarko Petroleum Corp., 6.38%, due 09/15/17	110,216
740,000	Anglo American Capital Plc, 4.45%, due 09/27/20¤ 144A	741,753
660,000	Anheuser-Busch InBev Worldwide, Inc., 5.00%, due 04/15/20	691,488
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	365,565
700,000	Apache Corp., 5.25%, due 04/15/13	755,420
265,000	ARAMARK Corp., Senior Note, 8.50%, due 02/01/15	277,587
250,000	Ardagh Packaging Finance, 9.13%, due 10/15/20 144A	271,875
200,000	Associated Materials LLC, 9.13%, due 11/01/17 144A	214,500
210,000	Astoria Depositor Corp., Series B, 8.14%, due 05/01/21 144A	205,800
80,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	87,453
1,520,000	AT&T, Inc., Global Note, 6.30%, due 01/15/38	1,536,968
160,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 8.25%, due 01/15/19	168,400
15,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.63%, due 03/15/18	16,650
20,000	BAC Capital Trust XIV, 5.63%, due 12/31/49†	15,550
410,000	Baker Hughes, Inc., Senior Note, 7.50%, due 11/15/18	512,577
610,000	Ball Corp., 5.75%, due 05/15/21	599,325
250,000	Ball Corp., 6.75%, due 09/15/20	262,500
85,000	Ball Corp., 7.38%, due 09/01/19	92,438
210,000	Ball Corp., Senior Note, 6.63%, due 03/15/18	216,300
400,000	Bank of America Corp., 4.50%, due 04/01/15	415,742
720,000	Bank of America Corp., 5.63%, due 07/01/20	740,534
490,000	Bank of America Corp., 7.63%, due 06/01/19	568,400
70,000	Bank of America Corp., 8.00%, due 12/29/49†	75,375
500,000	Bank of America Corp., (MTN), Series L, 5.65%, due 05/01/18	523,301

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

2,670,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	2,817,029
280,000	Bank of Tokyo-Mitsubishi UFJ, Ltd., 3.85%, due 01/22/15¤ 144A	290,451
140,000	Barclays Bank Plc, 5.20%, due 07/10/14	151,424
2,300,000	Barclays Bank Plc, 7.43%, due 09/29/49† 144A	2,311,500
400,000	Barclays Bank Plc, 10.18%, due 06/12/21 144A	510,044
120,000	Barclays Bank Plc, Subordinated Note, 6.05%, due 12/04/17¤ 144A	125,196
580,000	Barrick Gold Corp., 6.95%, due 04/01/19	694,744
215,000	Basic Energy Services, Inc., Senior Note, 7.13%, due 04/15/16	219,300
95,000	Bausch & Lomb, Inc., Senior Note, 9.88%, due 11/01/15	102,363
225,000	BE Aerospace, Inc., Senior Note, 8.50%, due 07/01/18	249,750
255,000	Beazer Homes USA, Inc., 8.13%, due 06/15/16	255,637
40,000	Berkshire Hathaway, Inc., 3.20%, due 02/11/15	41,212
1,020,000	BHP Billiton Finance USA, Ltd., 6.50%, due 04/01/19	1,206,285
180,000	Boart Longyear Management Pty, Ltd., 7.00%, due 04/01/21 144A	185,400
260,000	Boeing Capital Corp., 4.70%, due 10/27/19	274,991
280,000	Boeing Co. (The), 4.88%, due 02/15/20	299,734
285,000	Boise Cascade LLC, Senior Subordinated Note, 7.13%, due 10/15/14	282,862
180,000	Boise Paper Holdings LLC/Boise Finance Co., 9.00%, due 11/01/17	200,700
90,000	Bombardier, Inc., 7.50%, due 03/15/18 144A	97,650
245,000	Bombardier, Inc., 7.75%, due 03/15/20 144A	267,356
30,000	Boyd Gaming Corp., 7.13%, due 02/01/16	28,725
270,000	BP Capital Markets Plc, 3.13%, due 10/01/15	271,792
500,000	BP Capital Markets Plc, 5.25%, due 11/07/13	541,061
160,000	BP Capital Markets Plc, Guaranteed Note, 3.88%, due 03/10/15	166,290
220,000	California Steel Industries, Inc., Senior Note, 6.13%, due 03/15/14	218,900
195,000	Calpine Construction Finance Co., LP and CCFC Finance Corp., 8.00%, due 06/01/16¤ 144A	213,525
140,000	Calpine Corp., 7.25%, due 10/15/17 144A	146,300
240,000	Calpine Corp., 7.50%, due 02/15/21¤ 144A	249,600
245,000	Calpine Corp., 7.88%, due 07/31/20 144A	261,537
4,000,000	Canadian Imperial Bank of Commerce, 2.00%, due 02/04/13 144A	4,072,356
310,000	Case New Holland, Inc., 7.88%, due 12/01/17 144A	346,037
205,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, due 01/15/19	211,150
1,680,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, due 01/15/19¤ 144A	1,726,200
205,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.25%, due 10/30/17	215,250
255,000	Ceasars Entertainment Operating Co., Inc., 10.00%, due 12/15/18	233,962
85,000	Ceasars Entertainment Operating Co., Inc., 12.75%, due 04/15/18 144A	86,275
180,000	Ceasars Entertainment Operating Co., Inc., Guaranteed Note, 10.00%, due 12/15/18	165,150
1,320,000	Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, due 11/15/18	1,698,451
319,300	Century Aluminum Co., 8.00%, due 05/15/14	332,870
280,000	Cequel Communications Holdings I LLC and Cequel Capital Corp., 8.63%, due 11/15/17 144A	293,300
280,000	CF Industries, Inc., 6.88%, due 05/01/18	315,000
180,000	CF Industries, Inc., 7.13%, due 05/01/20	204,750
340,000	CHC Helicopter SA, 9.25%, due 10/15/20 144A	351,900
95,000	Chesapeake Energy Corp., 6.50%, due 08/15/17	103,194
440,000	Chesapeake Energy Corp., 6.63%, due 08/15/20	470,800
200,000	Chesapeake Energy Corp., 6.88%, due 08/15/18	218,500

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

335,000	Chesapeake Energy Corp., Senior Note, 7.25%, due 12/15/18	376,037
33,000	Cie Generale de Geophysique-Veritas, Senior Note, 7.50%, due 05/15/15	34,073
120,000	Cie Generale de Geophysique-Veritas, Senior Note, 7.75%, due 05/15/17	126,750
40,153	CIT Group, Inc., 7.00%, due 05/01/13	41,006
90,003	CIT Group, Inc., 7.00%, due 05/01/14	91,916
154,501	CIT Group, Inc., 7.00%, due 05/01/15	156,239
327,504	CIT Group, Inc., 7.00%, due 05/01/16	328,732
410,106	CIT Group, Inc., 7.00%, due 05/01/17	411,644
300,000	Citigroup, Inc., 0.86%, due 01/16/12†	475,983
100,000	Citigroup, Inc., 1.36%, due 06/28/13†	139,161
830,000	Citigroup, Inc., 6.00%, due 12/13/13	903,044
1,250,000	Citigroup, Inc., 6.01%, due 01/15/15	1,367,179
1,200,000	Citigroup, Inc., Global Senior Note, 6.13%, due 11/21/17	1,309,379
540,000	Citigroup, Inc., Global Senior Note, 6.50%, due 08/19/13	590,739
400,000	Citigroup, Inc., Senior Note, 6.88%, due 03/05/38	440,991
600,000	Citigroup, Inc., Subordinated Note, 5.00%, due 09/15/14	627,017
225,000	Clear Channel Communications, Inc., 5.50%, due 12/15/16	164,813
110,000	Clear Channel Communications, Inc., 6.88%, due 06/15/18	78,100
65,000	Clear Channel Communications, Inc., 7.25%, due 10/15/27	40,788
150,000	Clear Channel Communications, Inc., 9.00%, due 03/01/21 144A	150,375
95,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.25%, due 12/15/17	104,025
105,000	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50%, due 12/15/19	116,813
25,000	CNH Americah LLC, 7.25%, due 01/15/16	27,438
100,000	Colt Defense LLC/Colt Finance Corp., 8.75%, due 11/15/17 144A	82,000
320,000	Comcast Corp., 5.65%, due 06/15/35	301,762
190,000	Comcast Corp., 6.30%, due 11/15/17	214,850
370,000	Comcast Corp., 6.40%, due 03/01/40	380,218
870,000	Comcast Corp., 6.50%, due 01/15/15	985,390
130,000	Comcast Corp., 6.50%, due 01/15/17	148,219
40,000	Comcast Corp., 6.95%, due 08/15/37	43,685
100,000	Comcast Corp., Guaranteed Note, 6.45%, due 03/15/37	102,768
310,000	Commonwealth Bank of Australia, 3.75%, due 10/15/14¤ 144A	322,090
130,000	Commonwealth Bank of Australia, 5.00%, due 10/15/19¤ 144A	134,476
290,000	CommScope, Inc., 8.25%, due 01/15/19 144A	304,500
130,000	Complete Production Services, Inc., Senior Note, 8.00%, due 12/15/16	137,800
173,900	Compton Petroleum Finance Corp., 10.00%, due 09/15/17	124,339
490,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	586,638
240,000	ConocoPhillips, Guaranteed Note, 5.90%, due 05/15/38	253,604
90,000	Consol Energy, Inc., 6.38%, due 03/01/21¤ 144A	90,563
220,000	Consol Energy, Inc., 8.25%, due 04/01/20	245,025
250,000	Constellation Brands, Inc., Senior Note, 7.25%, due 05/15/17	272,500
460,000	Continental Airlines, Inc., 6.75%, due 09/15/15¤ 144A	466,325
210,000	Countrywide Financial Corp., Subordinated Note, 6.25%, due 05/15/16	224,439
240,000	Cox Communications, Inc., 5.45%, due 12/15/14	265,107
450,000	Credit Agricole SA, 2.63%, due 01/21/14¤ 144A	450,461
820,000	Credit Agricole SA, 8.38%, due 12/31/49¤ † 144A	881,500

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

190,000	Credit Suisse AG Guernsey Branch, 5.86%, due 05/29/49†	185,250
500,000	Credit Suisse/New York, Subordinated Note, 6.00%, due 02/15/18	531,798
240,000	Crown Americas LLC/Crown Americas Capital Corp. II, 7.63%, due 05/15/17	262,200
300,000	Crown Castle International Corp., 7.13%, due 11/01/19	315,750
150,000	Crown Castle International Corp., Senior Note, 9.00%, due 01/15/15	166,125
700,000	CVS Caremark Corp., 6.60%, due 03/15/19	804,221
3,000,000	Daimler Finance North America LLC, 5.75%, due 09/08/11	3,065,601
700,000	Daimler Finance North America LLC, Senior Note, 6.50%, due 11/15/13	782,216
600,000	Delos Aircraft, Inc., 7.00%, due 03/17/16	604,714
235,000	Delta Air Lines 2010-1 Class B Pass Through Trust, 6.38%, due 01/02/16	230,300
375,000	Delta Air Lines, Inc., 12.25%, due 03/15/15 144A	421,875
255,000	Denbury Resources, Inc., 6.38%, due 08/15/21	262,012
95,000	Denbury Resources, Inc., 8.25%, due 02/15/20	106,638
35,000	Denbury Resources, Inc., 9.75%, due 03/01/16	39,638
500,000	Deutsche Bank AG/London, 4.88%, due 05/20/13	531,882
310,000	Deutsche Telekom International Finance BV, 5.75%, due 03/23/16	347,452
650,000	Devon Energy Corp., 7.95%, due 04/15/32	845,551
730,000	Diageo Capital Plc, 4.83%, due 07/15/20	755,981
115,000	DISH DBS Corp., 7.88%, due 09/01/19	125,063
500,000	Dominion Resources, Inc., 5.20%, due 08/15/19	533,867
410,000	Dominion Resources, Inc., 5.70%, due 09/17/12	435,949
215,000	Domtar Corp., 10.75%, due 06/01/17	269,825
500,000	Duke Energy Corp., 5.63%, due 11/30/12	535,835
155,000	Echostar DBS Corp., Senior Note, 6.63%, due 10/01/14	164,494
40,000	Echostar DBS Corp., Senior Note, 7.00%, due 10/01/13	43,400
745,000	Echostar DBS Corp., Senior Note, 7.13%, due 02/01/16	799,012
110,000	Echostar DBS Corp., Senior Note, 7.75%, due 05/31/15	121,000
5,000	Edison Mission Energy, Senior Note, 7.20%, due 05/15/19	3,925
70,000	Edison Mission Energy, Senior Note, 7.63%, due 05/15/27	52,500
1,000,000	EI du Pont de Nemours & Co., 3.63%, due 01/15/21	951,528
78,000	El Paso Corp., 7.75%, due 01/15/32	87,795
180,000	El Paso Corp., Senior Note, 6.88%, due 06/15/14	201,956
480,000	El Paso Corp., Senior Note, 7.00%, due 06/15/17	539,616
190,000	El Paso Natural Gas Co., 8.38%, due 06/15/32	233,669
430,000	El Paso Performance Linked Trust, 7.75%, due 07/15/11 144A	438,285
653,354	Energy Future Holdings Corp. (PIK), 11.25%, due 11/01/17	513,292
1,778,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 10.00%, due 12/01/20	1,892,992
300,000	Energy Transfer Equity, LP, 7.50%, due 10/15/20	327,750
720,000	Energy Transfer Partners, LP, 9.00%, due 04/15/19	910,959
185,000	EnergySolutions, Inc./EnergySolutions LLC, Series 1, 10.75%, due 08/15/18 144A	206,275
1,000,000	Enterprise Products Operating LLC, 5.25%, due 01/31/20	1,039,634
275,000	Ferrellgas, LP/Ferrellgas Finance Corp., 6.50%, due 05/01/21 144A	268,125
600,000	Fiat Finance & Trade SA, 9.00%, due 07/30/12	905,672
250,000	Fifth Third Capital Trust IV, 6.50%, due 04/15/67†	245,312
9,000	FirstEnergy Corp., Series B, 6.45%, due 11/15/11	9,271
1,245,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	1,352,278
130,000	FMC Finance III SA, Guaranteed Senior Note, 6.88%, due 07/15/17	137,963

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

310,000	FMG Resources August 2006 Pty, Ltd., 6.88%, due 02/01/18 144A	324,725
205,000	Ford Holdings LLC, 9.30%, due 03/01/30	242,550
750,000	Ford Motor Co., 6.63%, due 10/01/28	731,645
110,000	Ford Motor Co., 7.13%, due 11/15/25	107,349
1,206,000	Ford Motor Credit Co., 8.00%, due 12/15/16	1,370,618
440,000	Ford Motor Credit Co. LLC, 12.00%, due 05/15/15	554,274
1,080,000	Freeport-McMoRan Copper & Gold, Inc., Senior Note, 8.38%, due 04/01/17	1,192,114
380,000	Freescale Semiconductor, Inc., Series 1, 9.25%, due 04/15/18 144A	418,000
90,000	Frontier Communications Corp., 7.00%, due 11/01/25	81,558
195,000	Frontier Communications Corp., 7.05%, due 10/01/46	154,050
3,000,000	Gazprom Via Gaz Capital SA, 6.51%, due 03/07/22 144A	3,202,500
2,600,000	General Electric Capital Corp., 0.61%, due 06/20/14†	2,546,695
1,020,000	General Electric Capital Corp., 2.13%, due 12/21/12	1,044,536
1,020,000	General Electric Capital Corp., 4.38%, due 09/16/20	993,129
1,630,000	General Electric Capital Corp., 4.63%, due 01/07/21	1,608,378
960,000	General Electric Capital Corp., 6.00%, due 08/07/19	1,049,829
860,000	General Electric Capital Corp., 6.38%, due 11/15/67†	886,875
170,000	GenOn Americas Generation LLC, 9.13%, due 05/01/31	176,375
215,000	Geokinetics Holdings USA, Inc., 9.75%, due 12/15/14	207,744
120,000	Giant Funding Corp., 8.25%, due 02/01/18¤ 144A	123,750
580,000	GlaxoSmithKline Capital, Inc., Guaranteed Note, 5.65%, due 05/15/18	652,800
225,000	Glencore Funding LLC, Guaranteed Note, 6.00%, due 04/15/14 144A	241,163
150,000	Glitnir Banki HF, 6.33%, due 07/28/11¤ ††† 144A	46,500
290,000	Glitnir Banki HF, 6.38%, due 09/25/12¤ ††† 144A	89,900
320,000	Glitnir Banki HF, Subordinated Note, 6.69%, due 06/15/16¤ ††† 144A	1,632
15,000	GMAC LLC, Global Note, 6.75%, due 12/01/14	15,766
30,000	Goldman Sachs Capital II, Guaranteed Note, 5.79%, due 12/29/49†	26,025
90,000	Goldman Sachs Group (The), Inc., 3.63%, due 08/01/12	92,843
40,000	Goldman Sachs Group (The), Inc., 4.75%, due 07/15/13	42,410
30,000	Goldman Sachs Group (The), Inc., 5.30%, due 02/14/12	31,176
570,000	Goldman Sachs Group (The), Inc., 5.38%, due 03/15/20	579,762
140,000	Goldman Sachs Group (The), Inc., 5.45%, due 11/01/12	148,854
1,110,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	1,193,592
350,000	Goldman Sachs Group (The), Inc., 6.00%, due 06/15/20	370,650
200,000	Goldman Sachs Group (The), Inc., 6.15%, due 04/01/18	217,145
1,070,000	Goldman Sachs Group (The), Inc., 6.25%, due 02/01/41	1,069,153
60,000	Goldman Sachs Group (The), Inc., 6.60%, due 01/15/12	62,730
480,000	Goldman Sachs Group (The), Inc., 7.50%, due 02/15/19	558,408
130,000	Goldman Sachs Group (The), Inc., Global Note, 5.25%, due 10/15/13	139,683
2,600,000	Goldman Sachs Group (The), Inc., Senior Note, 6.25%, due 09/01/17	2,850,591
80,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20	86,000
140,000	Goodyear Tire & Rubber Co. (The), 10.50%, due 05/15/16	157,500
15,000	Gulfmark Offshore, Inc., Senior Note, 7.75%, due 07/15/14	15,375
75,000	Hapag-Lloyd AG, 9.75%, due 10/15/17 144A	80,813
165,000	Hartford Financial Services Group, Inc., 6.00%, due 01/15/19	173,707
110,000	HBOS Capital Funding, LP, 6.07%, due 06/30/49† 144A	101,613
100,000	HBOS Treasury Services Plc/New York, NY, 5.25%, due 02/21/17 144A	102,849
20,000	HCA, Inc., 5.75%, due 03/15/14	20,475

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

9,000	HCA, Inc., 6.25%, due 02/15/13	9,383
570,000	HCA, Inc., 6.50%, due 02/15/16	582,825
230,000	HCA, Inc., 7.88%, due 02/15/20	251,275
67,000	HCA, Inc., Senior Note, (PIK), 9.63%, due 11/15/16	72,360
215,000	Helix Energy Solutions Group, Inc., Senior Note, 9.50%, due 01/15/16 144A	227,900
180,000	Hertz Corp. (The), 6.75%, due 04/15/19 144A	179,325
190,000	Hertz Corp. (The), 7.50%, due 10/15/18 144A	197,600
77,000	Hertz Corp., Senior Note, 8.88%, due 01/01/14	79,310
40,000	Hess Corp., 7.88%, due 10/01/29	49,521
570,000	Hess Corp., 8.13%, due 02/15/19	716,636
78,000	Hexcel Corp., Senior Subordinated Note, 6.75%, due 02/01/15	80,145
285,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.88%, due 02/01/18	302,812
185,000	Hilcorp Energy I LP/Hilcorp Finance Co., Senior Note, 9.00%, due 06/01/16 144A	194,713
60,000	Hornbeck Offshore Services, Inc., 8.00%, due 09/01/17	62,250
250,000	Hornbeck Offshore Services, Inc., Senior Note, Series B, 6.13%, due 12/01/14	252,812
300,000	HSBC Finance Capital Trust IX, 5.91%, due 11/30/35†	290,250
960,000	HSBC Finance Corp., 6.68%, due 01/15/21¤ 144A	998,255
75,000	Huntsman International LLC, 8.63%, due 03/15/20	82,125
100,000	Huntsman International LLC, 8.63%, due 03/15/21 144A	109,500
103,000	Huntsman International LLC, Senior Subordinated Note, 7.38%, due 01/01/15	105,833
75,000	Icahn Enterprises, LP/Icahn Enterprises Finance Corp., 7.75%, due 01/15/16	77,438
300,000	ICICI Bank, Ltd., Reg S, Subordinated Note, 6.38%, due 04/30/22† 144A	298,871
190,000	Inergy LP/Inergy Finance Corp., 6.88%, due 08/01/21 144A	198,313
140,000	Inergy LP/Inergy Finance Corp., 7.00%, due 10/01/18 144A	146,300
16,000	Inergy, LP/Inergy Finance Corp., 8.75%, due 03/01/15	17,360
350,000	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20¤ 144A	351,750
110,000	Intelsat Jackson Holdings SA, 8.50%, due 11/01/19¤ 144A	118,800
20,000	Intelsat Jackson Holdings SA, 9.50%, due 06/15/16	21,200
300,000	Intelsat Luxembourg SA, 11.25%, due 02/04/17	329,250
235,000	Interface, Inc., 7.63%, due 12/01/18 144A	245,575
190,000	Intergen NV, Senior Note, 9.00%, due 06/30/17 144A	205,675
300,000	International Lease Finance Corp., 0.65%, due 07/13/12†	293,917
300,000	International Lease Finance Corp., 5.75%, due 06/15/11	302,625
220,000	International Lease Finance Corp., 6.50%, due 09/01/14¤ 144A	235,950
1,400,000	International Lease Finance Corp., 6.75%, due 03/17/15†	1,410,249
1,130,000	International Lease Finance Corp., 6.75%, due 09/01/16¤ 144A	1,214,750
370,000	Intesa Sanpaolo Spa, 3.63%, due 08/12/15¤ 144A	357,940
345,000	Iron Mountain, Inc., 8.38%, due 08/15/21	375,187
75,000	Iron Mountain, Inc., 8.75%, due 07/15/18	79,313
270,000	Isle of Capri Casinos, Inc., 7.00%, due 03/01/14	269,325
310,000	Jarden Corp., 7.50%, due 01/15/20	327,050
2,040,000	JPMorgan Chase & Co., 4.25%, due 10/15/20	1,953,410
860,000	JPMorgan Chase & Co., 4.40%, due 07/22/20	832,627
1,030,000	JPMorgan Chase & Co., Global Subordinated Note, 5.15%, due 10/01/15	1,104,449
1,440,000	JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,569,050
300,000	JPMorgan Chase Bank NA, 0.64%, due 06/13/16†	291,631
205,000	K Hovnanian Enterprises, Inc., 10.63%, due 10/15/16	218,837
115,000	K Hovnanian Enterprises, Inc., Guaranteed Senior Note, 6.50%, due 01/15/14	104,938

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

305,000	KAR Auction Services, Inc., Senior Note, 8.75%, due 05/01/14	316,437
2,000	KAR Auction Services, Inc., Senior Subordinated Note, 10.00%, due 05/01/15	2,118
100,000	Kaupthing Bank HF, 7.13%, due 05/19/16¤ ††† 144A	510
1,680,000	Kaupthing Bank HF, 7.63%, due 02/28/15¤ ††† 144A	478,800
170,000	Kerr-McGee Corp., 6.95%, due 07/01/24	188,457
720,000	Kerr-McGee Corp., 7.88%, due 09/15/31	823,496
1,000,000	KeyCorp, 6.50%, due 05/14/13	1,090,482
20,000	Kinder Morgan Energy Partners, LP, 7.13%, due 03/15/12	21,133
60,000	Kinder Morgan Energy Partners, LP, Senior Note, 5.00%, due 12/15/13	64,910
770,000	Kinder Morgan Energy Partners, LP, Senior Note, 6.00%, due 02/01/17	857,960
2,300,000	Kinder Morgan Finance Co. ULC, Guranteed Note, 5.70%, due 01/05/16	2,423,625
1,300,000	Kraft Foods, Inc., 5.38%, due 02/10/20	1,374,890
400,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	451,882
60,000	Lamar Media Corp., Senior Subordinated Note, Series C, 6.63%, due 08/15/15	61,500
245,000	Lamar Media Corp., Senior Subordinated Note, 6.63%, due 08/15/15	251,737
290,000	Landsbanki Islands HF, 6.10%, due 08/25/11¤ ††† 144A	24,650
600,000	LBG Capital No.1 Plc, 7.88%, due 11/01/20	588,300
100,000	LBI Escrow Corp., 8.00%, due 11/01/17 144A	110,500
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%, due 11/29/49†††	141
270,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17†††	216
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17†††	712
198,000	Libbey Glass, Inc., 10.00%, due 02/15/15	216,810
375,000	Liberty Mutual Group, Inc., Junior Subordinated Note, Series A, 7.80%, due 03/07/87 144A	376,875
115,000	LINN Energy LLC, 8.63%, due 04/15/20 144A	128,225
810,000	Lloyds TSB Bank Plc, 5.80%, due 01/13/20 144A¤	812,180
340,000	Lloyds TSB Bank Plc, 6.38%, due 01/21/21	354,958
300,000	Lloyds TSB Bank Plc, 6.50%, due 09/14/20¤ 144A	295,444
1,700,000	Macquarie Bank, Ltd., 4.10%, due 12/17/13 144A	1,814,631
125,000	MarkWest Energy Partners, LP/MarkWest Energy Finance Corp., 6.50%, due 08/15/21	125,156
160,000	MBNA Capital A, Series A, 8.28%, due 12/01/26	165,200
240,000	Medtronic, Inc., 4.45%, due 03/15/20	246,322
700,000	Merrill Lynch & Co., Inc., 1.39%, due 05/30/14†	961,714
190,000	Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	201,499
9,450,000	Merrill Lynch & Co., Inc., 6.88%, due 04/25/18	10,510,866
840,000	Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	872,852
250,000	MetLife, Inc., 4.75%, due 02/08/21	251,059
560,000	Metlife, Inc., Subordinated Note, 6.40%, due 12/15/36	542,136
60,000	MetroPCS Wireless, Inc., 6.63%, due 11/15/20	60,075
135,000	MetroPCS Wireless, Inc., 7.88%, due 09/01/18	145,125
10,000	MGM Resorts International, 5.88%, due 02/27/14	9,600
260,000	MGM Resorts International, 6.63%, due 07/15/15	247,650
200,000	MGM Resorts International, 7.50%, due 06/01/16	190,000
40,000	MGM Resorts International, 7.63%, due 01/15/17	37,950
15,000	MGM Resorts International, 10.38%, due 05/15/14	17,250
35,000	MGM Resorts International, 11.13%, due 11/15/17	40,250
80,000	MGM Resorts International, 11.38%, due 03/01/18	89,200

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

210,000	Mizuho Capital Investment USD 2, Ltd., 14.95%, due 12/31/49† 144A	266,041
40,000	Mohegan Tribal Gaming Authority, Series 1, 11.50%, due 11/01/17 144A	40,800
265,000	Mohegan Tribal Gaming Authority, Senior Note, 6.13%, due 02/15/13	241,812
75,000	Moog, Inc., 7.25%, due 06/15/18	80,063
830,000	Morgan Stanley, 5.63%, due 01/09/12	861,931
1,000,000	Morgan Stanley, 6.60%, due 04/01/12	1,057,597
5,000,000	Morgan Stanley, 7.30%, due 05/13/19	5,632,540
130,000	Morgan Stanley, (MTN), Series F, 0.75%, due 10/18/16†	121,744
900,000	Morgan Stanley, (MTN), Series F, 5.75%, due 08/31/12	955,003
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,100,666
2,045,000	Motors Liquidation Co., 8.38%, due 07/15/33†††	618,612
100,000	Motors Liquidation Co., Senior Note, 8.25%, due 07/15/23†††	29,000
150,000	Mueller Water Products, Inc., 8.75%, due 09/01/20	167,625
85,000	Mueller Water Products, Inc., Senior Subordinated Note, 7.38%, due 06/01/17	83,513
100,000	MUFG Capital Finance 1, Ltd., Secured Note, 6.35%, due 07/25/99	100,259
180,000	Nalco Co., 6.63%, due 01/15/19 144A	186,075
50,000	National Semiconductor Corp., Senior Note, 6.60%, due 06/15/17	55,090
155,000	Navistar International Corp., 8.25%, due 11/01/21	172,631
286,646	Neiman-Marcus Group, Inc., (PIK), 9.00%, due 10/15/15	300,978
30,000	News America, Inc., Senior Note, 6.65%, due 11/15/37	31,564
330,000	Nordea Bank AB, 3.70%, due 11/13/14¤ 144A	341,995
200,000	Nordea Bank AB, 4.88%, due 01/27/20¤ 144A	204,969
250,000	Norske Skogindustrier ASA, 7.13%, due 10/15/33 144A	181,250
366,244	Nortek, Inc., 11.00%, due 12/15/13	389,134
225,000	Novelis, Inc., 8.38%, due 12/15/17 144A	244,687
100,000	Novelis, Inc., 8.75%, due 12/15/20 144A	110,500
335,000	NRG Energy, Inc., Series 1, 8.25%, due 09/01/20 144A	350,075
40,000	NRG Energy, Inc., Senior Note, 7.38%, due 02/01/16	41,500
100,000	NRG Energy, Inc., Senior Note, 7.38%, due 01/15/17	104,500
10,000	Pacific Gas & Electric Co., Senior Note, 5.63%, due 11/30/17	11,122
205,000	Packaging Dynamics Corp., 8.75%, due 02/01/16 144A	210,638
800,000	Peabody Energy Corp., 6.50%, due 09/15/20	862,000
606,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	610,916
171,000	PepsiCo, Inc., Senior Note, 7.90%, due 11/01/18	217,367
1,280,000	Petrobras International Finance Co. - PIFCo, 5.38%, due 01/27/21	1,290,263
196,000	Petrobras International Finance Co. - PIFCo, 5.75%, due 01/20/20	203,180
160,000	Petrobras International Finance Co. - PIFCo, 6.13%, due 10/06/16	178,103
100,000	Petroleos Mexicanos, 5.50%, due 01/21/21	102,000
210,000	Pfizer, Inc., 7.20%, due 03/15/39	260,824
205,000	PHI, Inc., 8.63%, due 10/15/18	215,506
165,000	Pinafore LLC/Pinafore, Inc., 9.00%, due 10/01/18 144A	179,850
225,000	Pinnacle Entertainment, Inc., Senior Subordinated Note, 7.50%, due 06/15/15	230,062
200,000	Polypore International, Inc., 7.50%, due 11/15/17 144A	211,000
90,000	Potash Corp. of Saskatchewan, Inc., 4.88%, due 03/30/20	93,490
370,000	QEP Resources, Inc., 6.88%, due 03/01/21	390,350
200,000	QVC, Inc., 7.38%, due 10/15/20 144A	209,500
20,000	Qwest Communications International, Inc., Senior Note, Series B, 7.50%, due 02/15/14	20,375

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

100,000	Qwest Corp., 6.88%, due 09/15/33	100,625
45,000	Qwest Corp., 7.50%, due 10/01/14	51,638
295,000	Rabobank Nederland NV, 11.00%, due 12/29/49¤ † 144A	385,377
140,000	RailAmerica, Inc., 9.25%, due 07/01/17	155,575
500,000	Range Resources Corp., 6.75%, due 08/01/20	535,000
487,000	Range Resources Corp., 8.00%, due 05/15/19	539,352
73,453	RathGibson, Inc., Senior Note, 11.25%, due 02/15/14¤ †††	7
220,000	Raytheon Co., 3.13%, due 10/15/20	201,992
220,000	Reed Elsevier Capital, Inc., Guaranteed Note, 8.63%, due 01/15/19	279,205
590,000	Resona Preferred Global Securities, Cayman, 7.19%, due 12/29/49† 144A	588,598
755,000	Reynolds American, Inc., Senior Note, 6.75%, due 06/15/17	864,492
190,000	Reynolds American, Inc., Senior Secured Note, 7.25%, due 06/01/12	202,770
410,000	Reynolds Group DL Escrow Inc/Reynolds Group Escrow LLC, 7.75%, due 10/15/16¤ 144A	435,625
290,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 6.88%, due 02/15/21¤ 144A	293,625
120,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.13%, due 04/15/19¤ 144A	123,600
310,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 8.50%, due 05/15/18 144A	315,425
125,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 9.00%, due 04/15/19 144A	130,000
1,240,000	Rio Tinto Finance USA, Ltd., 9.00%, due 05/01/19	1,631,990
720,000	Roche Holdings, Inc., Guaranteed Note, 6.00%, due 03/01/19¤ 144A	817,404
40,000	Rogers Cable, Inc., 6.25%, due 06/15/13	44,104
20,000	Rogers Communications, Inc., Senior Note, 6.80%, due 08/15/18	23,415
340,000	Royal Bank of Scotland Group Plc, 4.88%, due 03/16/15	353,703
110,000	Royal Bank of Scotland Group Plc, 5.00%, due 11/12/13	112,574
550,000	Royal Bank of Scotland Group Plc, 5.00%, due 10/01/14	551,985
140,000	Royal Bank of Scotland Group Plc, 5.05%, due 01/08/15	140,150
710,000	Royal Bank of Scotland Group Plc, 6.40%, due 10/21/19	732,139
200,000	Royal Bank of Scotland Group Plc, 6.99%, due 10/29/49 144A	179,750
400,000	Royal Bank of Scotland Plc (The), 0.49%, due 08/29/17†	336,129
460,000	Royal Bank of Scotland Plc (The), 3.95%, due 09/21/15	460,815
150,000	RSHB Capital SA for OJSC Russian Agricultural Bank, 6.30%, due 05/15/17 144A	157,875
1,070,000	Safeway, Inc., 3.95%, due 08/15/20	1,014,014
175,000	SandRidge Energy, Inc., 9.88%, due 05/15/16¤ 144A	195,125
500,000	Santander US Debt SA Unipersonal, Series 1, 3.72%, due 01/20/15¤ 144A	483,946
400,000	Santander US Debt SA Unipersonal, 3.78%, due 10/07/15¤ 144A	387,025
110,000	Service Corp. International, Senior Note, 7.50%, due 04/01/27	105,050
10,000	Service Corp. International, Senior Note, 7.63%, due 10/01/18	10,975
580,000	Shell International Finance BV, 4.38%, due 03/25/20	599,838
400,000	Sheraton Holding Corp., 7.38%, due 11/15/15	450,000
10,000	SLM Corp., 5.00%, due 04/15/15	10,077
65,000	SLM Corp., 5.63%, due 08/01/33	55,736
1,080,000	SLM Corp., 8.00%, due 03/25/20	1,179,106
65,000	Smithfield Foods, Inc., 10.00%, due 07/15/14	76,863
200,000	Sonat, Inc., 7.63%, due 07/15/11	203,984

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

555,000	Springleaf Finance Corp., 6.90%, due 12/15/17	509,906
80,000	Sprint Capital Corp., 8.75%, due 03/15/32	85,500
60,000	Sprint Capital Corp., Guaranteed Note, 6.90%, due 05/01/19	62,250
1,050,000	Sprint Nextel Corp., 6.00%, due 12/01/16	1,059,187
225,000	SPX Corp., 6.88%, due 09/01/17 144A	243,000
245,000	Standard Pacific Corp., 8.38%, due 05/15/18	255,719
1,000,000	State Bank of India (London Branch), 4.50%, due 10/23/14	1,032,750
780,000	State Street Corp., 4.96%, due 03/15/18	804,935
135,000	Station Casinos, Inc., 7.75%, due 08/15/16¤ †††	14
140,000	Steel Dynamics, Inc., 7.63%, due 03/15/20	150,850
80,000	Steel Dynamics, Inc., 7.75%, due 04/15/16	85,600
100,000	Steel Dynamics, Inc., Senior Note, 6.75%, due 04/01/15	102,875
15,000	Steel Dynamics, Inc., Senior Note, 7.38%, due 11/01/12	16,050
105,000	Stora Enso Oyj, 7.25%, due 04/15/36 144A	100,013
400,000	Sumitomo Mitsui Banking Corp., 3.10%, due 01/14/16¤ 144A	396,201
550,000	Sumitomo Mitsui Banking Corp., 3.15%, due 07/22/15¤ 144A	548,100
100,000	SunGard Data Systems, Inc., 7.38%, due 11/15/18 144A	102,750
100,000	SunGard Data Systems, Inc., 7.63%, due 11/15/20 144A	103,250
110,000	Sungard Data Systems, Inc., Senior Subordinated Note, 10.25%, due 08/15/15	115,775
99,000	SunTrust Preferred Capital I, 5.85%, due 12/31/49†	80,190
1,910,000	Svensk Exportkredit AB, Global Note, (MTN), Series G, 4.88%, due 09/29/11	1,951,558
175,000	Swift Energy Co., 8.88%, due 01/15/20	192,063
55,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., Series 1, 6.88%, due 02/01/21 144A	54,588
95,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 7.88%, due 10/15/18 144A	100,700
95,000	Targa Resources Partners, LP/Targa Resources Partners Finance Corp., 8.25%, due 07/01/16	100,463
380,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39¤ 144A	429,895
8,000	Teck Resources, Ltd., 9.75%, due 05/15/14	9,726
12,000	Teck Resources, Ltd., 10.25%, due 05/15/16	14,445
35,000	Teekay Corp., 8.50%, due 01/15/20	38,106
280,000	Telefonica Emisiones SAU, 5.13%, due 04/27/20	279,088
120,000	Tenet Healthcare Corp., 8.88%, due 07/01/19	137,400
115,000	Tenet Healthcare Corp., 10.00%, due 05/01/18	135,269
20,000	Tennessee Gas Pipeline Co., 7.63%, due 04/01/37	23,704
200,000	Terex Corp., 8.00%, due 11/15/17	211,750
110,000	Tesoro Corp., Senior Note, 6.50%, due 06/01/17	113,850
295,000	Texas Industries, Inc., 9.25%, due 08/15/20	320,075
130,000	Time Warner Cable, Inc., 4.13%, due 02/15/21	121,714
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	810,378
690,000	Time Warner Cable, Inc., 5.88%, due 11/15/40	650,551
160,000	Time Warner Cable, Inc., 7.30%, due 07/01/38	177,697
480,000	Time Warner Cable, Inc., 8.25%, due 04/01/19	585,637
90,000	Time Warner Cable, Inc., 8.75%, due 02/14/19	112,373
240,000	Time Warner Entertainment Co. LP, Senior Subordinated Note, 8.38%, due 07/15/33	294,405

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

260,000	Time Warner, Inc., 4.70%, due 01/15/21	259,398
10,000	TL Acquisitions, Inc., Senior Subordinated Note, 10.50%, due 01/15/15 144A	10,250
130,000	TNK-BP Finance SA, 6.63%, due 03/20/17 144A	139,425
1,100,000	TNK-BP Finance SA, 7.50%, due 07/18/16 144A	1,237,500
3,200,000	TNK-BP Finance SA, 7.88%, due 03/13/18 144A	3,680,000
440,000	Total Capital SA, 4.25%, due 12/15/21	440,765
500,000	Total Capital SA, 4.45%, due 06/24/20	511,404
325,000	TransDigm, Inc., Series 1, 7.75%, due 12/15/18 144A	350,594
330,000	Transocean, Inc., Senior Note, 5.25%, due 03/15/13	350,480
240,000	Triumph Group, Inc., 8.63%, due 07/15/18	265,800
990,000	Tyco International Finance SA, 6.00%, due 11/15/13	1,096,643
370,000	UBS AG/Stamford Branch, 2.25%, due 01/28/14	370,946
270,000	UBS AG/Stamford Branch, 4.88%, due 08/04/20	272,745
500,000	UBS AG/Stamford Branch, 5.75%, due 04/25/18	539,432
91,000	Unisys Corp., 14.25%, due 09/15/15 144A	109,428
300,000	United Business Media, Ltd., 5.75%, due 11/03/20¤ 144A	292,345
210,000	United Parcel Service, Inc., Senior Note, 4.50%, due 01/15/13	223,205
320,000	United Rentals North America, Inc., 9.25%, due 12/15/19	357,600
150,000	United States Steel Corp., 7.38%, due 04/01/20	157,875
95,000	United States Steel Corp., Senior Note, 7.00%, due 02/01/18	99,156
520,000	UnitedHealth Group, Inc., Senior Note, 6.00%, due 02/15/18	579,187
245,000	USG Corp., 6.30%, due 11/15/16	231,525
105,000	USG Corp., 8.38%, due 10/15/18 144A	110,250
390,000	Vale Overseas, Ltd., Guaranteed Note, 6.88%, due 11/21/36	416,271
220,000	Vedanta Resources Plc, Senior Global Note, 8.75%, due 01/15/14 144A	235,675
450,000	Verizon Communications, Inc., 4.60%, due 04/01/21	448,963
550,000	Verizon Communications, Inc., 6.00%, due 04/01/41	549,767
110,000	Verizon Communications, Inc., 6.10%, due 04/15/18	123,464
270,000	Verizon Global Funding Corp., Global Note, 7.38%, due 09/01/12	293,841
195,000	Vertellus Specialties, Inc., 9.38%, due 10/01/15 144A	209,138
1,500,000	Wachovia Bank NA, 0.64%, due 03/15/16†	1,436,158
480,000	Wachovia Capital Trust III, 5.57%, due 03/15/42†	442,200
220,000	Wachovia Capital Trust III, 5.57%, due 03/29/49†	202,675
700,000	Wachovia Corp., Senior Note, 5.63%, due 10/15/16	757,361
640,000	Wachovia Corp., Subordinated Note, 5.25%, due 08/01/14	684,984
600,000	Wal-Mart Stores, Inc., 4.88%, due 07/08/40	549,367
730,000	WellPoint, Inc., 5.88%, due 06/15/17	819,893
420,000	Wells Fargo & Co., 3.68%, due 06/15/16	422,978
130,000	Wells Fargo & Co., 5.30%, due 08/26/11	132,476
1,000,000	Wells Fargo Bank NA, Subordinated Note, 4.75%, due 02/09/15	1,065,043
350,000	Wells Fargo Capital X, 5.95%, due 12/15/36	346,378
130,000	Williams Cos. (The), Inc., 7.88%, due 09/01/21	162,082
437,000	Williams Cos., Inc., Series A, 7.50%, due 01/15/31	512,650
290,000	Williams Partners, LP/Williams Partners Finance Corp., Senior Note, 7.25%, due 02/01/17	340,044
75,000	Windstream Corp., 8.13%, due 09/01/18	80,438
210,000	Windstream Holding of the Midwest, Inc., 6.75%, due 04/01/28	188,652
510,000	Wyeth, 5.95%, due 04/01/37	547,071

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

120,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 7.88%, due 11/01/17	129,300
255,000	Wynn Las Vegas, LLC, 7.75%, due 08/15/20	271,575

		238,320,255

	Mortgage Backed Securities - Private Issuers — 3.8%

400,000	Americold LLC Trust, Series 2010-ARTA, Class A2FX, 4.95%, due 01/14/29¤ 144A	407,579
210,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.12%, due 10/10/45†	225,614
193,642	Banc of America Funding Corp., Series 2005-E, Class 8A1, 2.94%, due 06/20/35†	109,598
329,037	Banc of America Mortgage Securities, Series 2005-A, Class 2A1, 2.88%, due 02/25/35†	295,625
1,200,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class A4, 5.72%, due 09/11/38†	1,317,848
625,820	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 3.24%, due 02/25/36† 144A	609,764
138,595	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 0.58%, due 11/20/35†	86,900
95,734	Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1, 0.51%, due 12/25/35†	71,288
110,345	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-3, Class 1A2, 0.54%, due 04/25/35†	70,170
102,308	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9, Class 1A1, 0.55%, due 05/25/35†	67,184
96,285	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, Class AF, 0.65%, due 09/25/35† 144A	86,550
445,632	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR30, Class 2A1, 2.78%, due 01/25/34†	433,487
1,000,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, due 08/15/38†	1,072,826
400,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A3, 5.80%, due 09/15/39†	412,855
588,219	Downey Savings & Loan Association Mortgage Loan Trust, Series 2004-AR1, Class A2A, 0.66%, due 09/19/44†	446,013
397,419	Extended Stay America Trust, Series 2010-ESHA, Class A, 2.95%, due 11/05/15¤ 144A	391,346
265,472	First Horizon Alternative Mortgage Securities, Series 2004-AA4, Class A1, 2.43%, due 10/25/34†	239,037
355,606	First Horizon Alternative Mortgage Securities, Series 2006-FA1, Class 1A6, 1.00%, due 04/25/36†	299,599
544,802	First Horizon Alternative Mortgage Securities, Series 2006-FA8, Class 1A8, 0.62%, due 02/25/37†	336,227
290,000	Fremont Home Loan Trust, Series 2004-B, Class M1, 1.12%, due 05/25/34†	231,645
210,000	GMAC Commercial Mortgage Securities, Inc., Series 2006-C1, Class A4, 5.24%, due 11/10/45†	223,006
326,707	Granite Mortgages Plc, Series 2003-2, Class 1A3, 0.80%, due 07/20/43† 144A	314,047
213,460	Granite Mortgages Plc, Series 2004-3, Class 2A1, 0.45%, due 09/20/44†	204,762

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued

601,343	Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1, 0.38%, due 04/25/47†	489,945
7,100,000	GS Mortgage Securities Corp., Series 2011, 1.35%, due 03/10/44¤ †	369,328
640,000	GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4, 5.81%, due 08/10/45†	680,490
318,012	GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.60%, due 03/25/35¤ † 144A	274,937
906,576	GSMPS Mortgage Loan Trust, Series 2005-RP3, Class 1AF, 0.60%, due 09/25/35¤ † 144A	780,423
234,009	GSR Mortgage Loan Trust, Series 2004-7, Class 4A1, 4.85%, due 06/25/34†	237,763
97,253	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, 0.59%, due 06/20/35†	81,806
1,318,832	Harborview Mortgage Loan Trust, Series 2006-13, Class A, 0.43%, due 11/19/46†	782,124
1,263,535	Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1, 0.47%, due 06/25/37†	882,043
446,283	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.02%, due 09/25/35†	402,628
1,038,960	Indymac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, 5.16%, due 08/25/37†	679,683
229,096	Indymac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 5.86%, due 11/25/37†	191,383
1,110,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.74%, due 07/15/30	1,177,408
2,000,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, due 09/15/45†	2,143,894
65,019	Lehman XS Trust, Series 2005-5N, Class 1A1, 0.55%, due 11/25/35†	49,644
139,421	Lehman XS Trust, Series 2005-7N, Class 1A1B, 1.00%, due 12/25/35†	54,652
311,350	Lehman XS Trust, Series 2006-2N, Class 1A1, 1.00%, due 02/25/46†	188,866
183,538	Lehman XS Trust, Series 2007-2N, Class 3A1, 1.00%, due 02/25/37†	170,805
161,521	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 2.97%, due 01/25/36†	139,441
1,416,279	MASTR Adjustable Rate Mortgages Trust, Series 2007-3, Class 12A1, 0.45%, due 05/25/47†	812,444
567,640	MASTR Adjustable Rate Mortgages Trust, Series 2007-R5, Class A1, 2.71%, due 11/25/35¤ † 144A	358,504
388,859	MASTR Reperforming Loan Trust, Series 2005-1, Class 1A3, 7.00%, due 08/25/34¤ 144A	401,340
511,025	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 0.60%, due 05/25/35† 144A	420,173
101,829	Merrill Lynch Mortgage Investors, Inc., Series 2005-A3, Class A1, 0.52%, due 04/25/35†	76,104
520,000	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, 5.23%, due 11/12/37†	559,589
300,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.67%, due 05/12/39†	326,036
330,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.49%, due 03/12/51†	346,106
340,000	MLCC Mortgage Investors, Inc., Series 2007-1, Class 4A3, 5.71%, due 01/25/37†	334,256
274,021	Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 2A, 2.87%, due 07/25/34†	249,037

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued

411,565	Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A6, 2.60%, due 09/25/34†	389,524
50,000	NCUA Guaranteed Notes, Series 2010-C1, Class A2, 2.90%, due 10/29/20	48,754
563,618	NCUA Guaranteed Notes, Series 2010-C1, Class APT, 2.65%, due 10/29/20	555,193
531,229	Nomura Asset Acceptance Corp., Series 2004-R3, Class A1, 6.50%, due 02/25/35¤ 144A	546,385
491,387	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 0.44%, due 09/25/46†	319,489
436,751	Prime Mortgage Trust, Series 2006-DR1, Class 1A1, 5.50%, due 05/25/35 144A	430,478
192,782	Prime Mortgage Trust, Series 2006-DR1, Class 1A2, 6.00%, due 05/25/35 144A	193,494
1,531,128	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, due 05/25/35 144A	1,383,869
1,184,887	Prime Mortgage Trust, Series 2006-SRS12, Class AF, 6.00%, due 05/25/35 144A	1,099,776
595,063	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 2.68%, due 05/25/35†	588,885
316,892	RBSSP Resecuritization Trust, Series 2010-3, Class 4A1, 3.34%, due 12/26/35¤ † 144A	302,925
111,753	Residential Accredit Loans, Inc., Series 2005-QQ3, Class A1, 0.65%, due 10/25/45†	67,736
48,313	Residential Accredit Loans, Inc., Series 2006-Q08, Class 1A1, 0.34%, due 10/25/46†	47,380
260,072	Residential Asset Securitization Trust, Series 2003-A8, Class A2, 0.60%, due 10/25/18†	256,169
1,102,004	Sequoia Mortgage Trust, Series 2007-3, Class 1A1, 0.45%, due 07/20/36†	916,660
206,470	Structured Asset Securities Corp., Series 2002-9, Class A2, 0.55%, due 10/25/27†	187,493
277,600	WaMu Mortgage Pass Through Certificates, Series 2002-AR19, Class A6, 2.58%, due 02/25/33†	269,386
846,790	WaMu Mortgage Pass Through Certificates, Series 2003-AR10, Class A7, 2.62%, due 10/25/33†	854,386
1,147,376	WaMu Mortgage Pass Through Certificates, Series 2003-AR11, Class A6, 2.73%, due 10/25/33†	1,149,890
105,276	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 2.71%, due 09/25/33†	104,738
380,652	WaMu Mortgage Pass Through Certificates, Series 2004-AR13, Class A1A, 0.61%, due 11/25/34†	326,055
981,707	WaMu Mortgage Pass Through Certificates, Series 2004-AR14, Class A1, 2.58%, due 01/25/35†	979,745
561,874	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 4A, 6.50%, due 08/25/34	601,841
1,069,267	WaMu Mortgage Pass Through Certificates, Series 2005-AR11, Class A1A, 0.57%, due 08/25/45†	918,656
656,145	WaMu Mortgage Pass Through Certificates, Series 2005-AR3, Class A2, 2.58%, due 03/25/35†	628,935
403,299	WaMu Mortgage Pass Through Certificates, Series 2005-AR6, Class 2A1A, 0.48%, due 04/25/45†	350,347
125,547	WaMu Mortgage Pass Through Certificates, Series 2006-AR14, Class 1A1, 5.42%, due 11/25/36†	113,054
144,248	Washington Mutual, Inc., Series 2005-AR13, Class A1A1, 0.54%, due 10/25/45†	125,095
135,329	Washington Mutual, Inc., Series 2005-AR15, Class A1A1, 0.51%, due 11/25/45†	114,716

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - Private Issuers — continued

135,329	Washington Mutual, Inc., Series 2005-AR15, Class A1A2, 0.53%, due 11/25/45†	108,809
319,469	Washington Mutual, Inc., Series 2005-AR17, Class A1A1, 0.52%, due 12/25/45†	267,966
159,735	Washington Mutual, Inc., Series 2005-AR17, Class A1A2, 0.54%, due 12/25/45†	124,774
203,195	Washington Mutual, Inc., Series 2005-AR19, Class A1A1, 0.52%, due 12/25/45†	172,160
253,993	Washington Mutual, Inc., Series 2005-AR19, Class A1A2, 0.54%, due 12/25/45†	204,616
352,091	Washington Mutual, Inc., Series 2006-AR14, Class 1A4, 5.42%, due 11/25/36†	276,580
868,799	Washington Mutual, Inc., Series 2006-AR16, Class 1A1, 5.40%, due 12/25/36†	687,567
374,865	Washington Mutual, Inc., Series 2006-AR20, Class 1A1, 5.85%, due 09/25/36†	298,115
387,469	Wells Fargo Mortgage Backed Securities Trust, Series 2004-Y, Class 1A2, 2.76%, due 11/25/34†	384,350
377,195	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR8, Class 2A1, 2.83%, due 06/25/35†	377,130
908,002	Wells Fargo Mortgage Loan Trust, Series 2010-RR4, Class 2A1, 3.14%, due 08/27/35¤ † 144A	898,092

		39,285,035

	Mortgage Backed Securities - U.S. Government Agency Obligations — 27.8%

493,055	FHLMC, 5.50%, due 12/01/36	528,022
359,800	FHLMC, Series 2808, Class FT, 0.61%, due 04/15/33†	359,963
600,000	FHLMC, Series 3738, Class BP, 4.00%, due 12/15/38	585,140
12,001,196	FHLMC Gold Pool, 4.00%, due 01/01/41	11,804,632
328,438	FHLMC Gold Pool, 5.50%, due 11/01/35	352,141
845,289	FHLMC Gold Pool, 5.50%, due 11/01/37	905,236
492,996	FHLMC Gold Pool, 5.50%, due 04/01/38	527,111
2,000,000	FHLMC Gold Pool TBA, 3.50%, due 10/01/40	1,879,688
100,000	FHLMC Gold Pool TBA, 4.00%, due 12/01/39	98,219
1,696,950	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class AX1, 1.07%, due 01/25/20¤ †	113,088
3,275,246	FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class X1, 1.24%, due 04/25/20¤ †	247,717
3,992,451	FHLMC Multifamily Structured Pass Through Certificates, Series K008, Class X1, 1.69%, due 06/25/20¤ †	403,472
1,813,719	FHLMC Multifamily Structured Pass Through Certificates, Series K009, Class X1, 1.52%, due 08/25/20¤ †	165,960
42,503	FHLMC Non Gold Pool, 5.80%, due 05/01/37†	45,265
64,424	FHLMC Non Gold Pool, 6.25%, due 09/01/36†	67,464
494,810	FHLMC Structured Pass Through Securities, Series T-61, Class 1A1, 1.72%, due 07/25/44†	492,162
19,000,000	FHLMC TBA, 4.50%, due 02/01/39	19,308,750
100,000	FHLMC TBA, 5.50%, due 07/01/35	106,406
4,594,956	FNMA, 4.00%, due 05/01/25	4,732,087
2,917,860	FNMA, 4.00%, due 09/01/25	3,004,940
119,279	FNMA, 4.00%, due 04/01/34	118,840
22,924	FNMA, 4.00%, due 03/01/39	22,585
132,445	FNMA, 4.00%, due 03/01/39	130,508
138,743	FNMA, 4.00%, due 04/01/39	136,714

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

2,695,296	FNMA, 4.00%, due 08/01/40	2,655,883
102,314	FNMA, 4.00%, due 08/01/40	100,817
2,947,697	FNMA, 4.00%, due 08/01/40	2,904,592
292,667	FNMA, 4.00%, due 09/01/40	288,387
244,497	FNMA, 4.00%, due 09/01/40	240,922
979,058	FNMA, 4.00%, due 09/01/40	964,742
954,981	FNMA, 4.00%, due 09/01/40	941,016
851,292	FNMA, 4.00%, due 09/01/40	838,843
614,464	FNMA, 4.00%, due 09/01/40	605,479
1,802,739	FNMA, 4.00%, due 09/01/40	1,776,377
144,218	FNMA, 4.00%, due 09/01/40	142,109
725,562	FNMA, 4.00%, due 09/01/40	714,952
318,303	FNMA, 4.00%, due 09/01/40	313,648
105,950	FNMA, 4.00%, due 09/01/40	104,401
95,802	FNMA, 4.00%, due 09/01/40	94,401
511,199	FNMA, 4.00%, due 09/01/40	503,724
342,971	FNMA, 4.00%, due 09/01/40	337,956
953,626	FNMA, 4.00%, due 09/01/40	939,681
110,443	FNMA, 4.00%, due 09/01/40	108,828
82,491	FNMA, 4.00%, due 09/01/40	81,285
788,552	FNMA, 4.00%, due 10/01/40	777,021
342,238	FNMA, 4.00%, due 10/01/40	337,233
88,240	FNMA, 4.00%, due 10/01/40	86,949
561,890	FNMA, 4.00%, due 10/01/40	553,674
1,183,756	FNMA, 4.00%, due 10/01/40	1,166,446
44,750	FNMA, 4.00%, due 10/01/40	44,096
618,095	FNMA, 4.00%, due 10/01/40	609,056
748,287	FNMA, 4.00%, due 10/01/40	737,345
319,270	FNMA, 4.00%, due 11/01/40	314,602
1,996,993	FNMA, 4.00%, due 11/01/40	1,967,791
500,973	FNMA, 4.00%, due 11/01/40	493,648
500,000	FNMA, 4.00%, due 11/01/40	492,688
73,066	FNMA, 4.00%, due 11/01/40	71,997
202,248	FNMA, 4.00%, due 11/01/40	199,291
149,891	FNMA, 4.00%, due 11/01/40	147,699
1,675,418	FNMA, 4.00%, due 12/01/40	1,650,918
124,796	FNMA, 4.00%, due 12/01/40	122,971
855,663	FNMA, 4.00%, due 12/01/40	843,151
1,419,892	FNMA, 4.00%, due 12/01/40	1,399,129
296,946	FNMA, 4.00%, due 12/01/40	292,604
270,381	FNMA, 4.00%, due 12/01/40	266,427
752,360	FNMA, 4.00%, due 12/01/40	741,828
999,709	FNMA, 4.00%, due 12/01/40	985,090
876,675	FNMA, 4.00%, due 01/01/41	863,856
299,451	FNMA, 4.00%, due 01/01/41	295,072
368,529	FNMA, 4.00%, due 01/01/41	363,140
999,818	FNMA, 4.00%, due 01/01/41	985,198

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

240,995	FNMA, 4.00%, due 01/01/41	237,471
199,177	FNMA, 4.00%, due 01/01/41	196,264
3,407,626	FNMA, 4.00%, due 02/01/41	3,357,796
640,846	FNMA, 4.00%, due 02/01/41	631,275
253,875	FNMA, 4.00%, due 02/01/41	250,163
42,999	FNMA, 4.00%, due 02/01/41	42,357
201,488	FNMA, 4.00%, due 02/01/41	198,605
1,192,483	FNMA, 4.00%, due 02/01/41	1,175,045
1,634,241	FNMA, 4.00%, due 02/01/41	1,610,343
998,419	FNMA, 4.00%, due 02/01/41	983,819
1,905,778	FNMA, 4.00%, due 02/01/41	1,877,314
998,292	FNMA, 4.00%, due 02/01/41	983,694
2,001,197	FNMA, 4.00%, due 02/01/41	1,971,933
415,211	FNMA, 4.00%, due 03/01/41	409,139
1,000,000	FNMA, 4.00%, due 03/01/41	985,064
999,700	FNMA, 4.00%, due 03/01/41	985,081
999,800	FNMA, 4.00%, due 03/01/41	984,867
1,000,000	FNMA, 4.00%, due 03/01/41	985,064
999,600	FNMA, 4.00%, due 03/01/41	984,670
1,000,000	FNMA, 4.00%, due 03/01/41	985,064
1,000,000	FNMA, 4.00%, due 03/01/41	985,064
1,000,000	FNMA, 4.00%, due 03/01/41	985,377
10,648,692	FNMA, 4.50%, due 03/01/23	11,189,144
756,716	FNMA, 4.50%, due 06/01/23	795,122
823,472	FNMA, 4.50%, due 06/01/24	865,265
40,502	FNMA, 5.50%, due 12/01/32	43,645
468,222	FNMA, 5.50%, due 07/01/33	504,264
265,426	FNMA, 5.50%, due 02/01/35	285,858
566,104	FNMA, 5.50%, due 10/01/35	608,972
145,101	FNMA, 5.50%, due 02/01/36	155,635
488,453	FNMA, 5.50%, due 03/01/36	523,915
116,153	FNMA, 5.50%, due 04/01/36	123,370
352,543	FNMA, 5.50%, due 04/01/36	378,138
443,948	FNMA, 5.50%, due 11/01/36	476,179
406,007	FNMA, 5.50%, due 01/01/38	436,753
67,511	FNMA, 6.00%, due 11/01/21	73,830
29,641	FNMA, 6.00%, due 10/01/35	32,588
634,040	FNMA, 6.00%, due 05/01/36	692,677
93,459	FNMA, 6.00%, due 08/01/36	102,102
236,089	FNMA, 6.00%, due 08/01/36	257,923
254,781	FNMA, 6.00%, due 09/01/36	278,344
45,891	FNMA, 6.00%, due 09/01/36	50,135
44,929	FNMA, 6.00%, due 09/01/36	49,084
271,761	FNMA, 6.00%, due 11/01/36	296,894
1,117,368	FNMA, 6.00%, due 08/01/37	1,222,800
969,592	FNMA, 6.00%, due 10/01/39	1,059,261
4,899,934	FNMA, 6.00%, due 10/01/40	5,339,307

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

22,666	FNMA, 6.50%, due 04/01/36	25,559
232,739	FNMA, 6.50%, due 10/01/37	262,445
444,750	FNMA, Series 2004-38, Class FK, 0.60%, due 05/25/34†	445,175
1,000,000	FNMA TBA, 3.50%, due 08/01/40	941,875
9,000,000	FNMA TBA, 3.50%, due 09/01/40	8,451,558
1,000,000	FNMA TBA, 4.00%, due 12/01/39	983,750
34,800,000	FNMA TBA, 4.50%, due 02/01/39	35,425,321
10,300,000	FNMA TBA, 5.00%, due 06/01/36	10,776,375
12,600,000	FNMA TBA, 5.00%, due 07/01/36	13,141,409
14,600,000	FNMA TBA, 5.50%, due 04/01/35	15,615,167
14,650,000	FNMA TBA, 5.50%, due 05/01/35	15,622,848
6,400,000	FNMA TBA, 6.00%, due 09/01/35	6,960,998
2,100,000	FNMA TBA, 6.50%, due 10/01/34	2,353,970
94,145	GNMA II Pool # 4747, 5.00%, due 07/20/40	100,073
94,334	GNMA II Pool # 783050, 5.00%, due 07/20/40	100,271
842,742	GNMA Pool I, 4.50%, due 03/15/40	871,229
345,084	GNMA Pool I, 5.00%, due 09/15/35	367,838
22,223	GNMA Pool I, 5.00%, due 04/15/36	23,725
191,257	GNMA Pool I, 5.00%, due 04/15/40	204,410
579,620	GNMA Pool I, 5.00%, due 05/15/40	619,479
569,381	GNMA Pool I, 5.50%, due 02/15/35	619,528
200,000	GNMA Pool I TBA, 5.00%, due 05/01/38	212,125
900,000	GNMA Pool I TBA, 6.00%, due 01/01/36	990,140
1,521,715	GNMA Pool II, 5.00%, due 08/20/40	1,617,536
379,212	GNMA Pool II, 5.00%, due 09/20/40	403,090
589,562	GNMA Pool II, 6.50%, due 10/20/37	662,766
500,000	GNMA Pool II TBA, 4.00%, due 05/01/40	500,156
13,100,000	GNMA Pool II TBA, 4.50%, due 01/01/40	13,493,000
13,100,000	GNMA Pool II TBA, 4.50%, due 02/01/40	13,450,019
3,100,000	GNMA Pool II TBA, 5.00%, due 03/01/39	3,289,391
5,200,000	GNMA Pool II TBA, 5.50%, due 07/01/36	5,619,250
9,400,000	GNMA TBA, 6.00%, due 06/01/36	10,260,683

		289,660,906

	Municipal Obligations — 2.5%

2,250,000	American Municipal Power-Ohio, Inc., 8.08%, due 02/15/50	2,564,797
2,700,000	California East Bay Municipal Utility District, 5.87%, due 06/01/40	2,679,399
600,000	Chicago Transit Authority, Series A, 6.90%, due 12/01/40	589,110
600,000	Chicago Transit Authority, Series B, 6.90%, due 12/01/40	589,110
450,000	Florida Educational Loan Marketing Corp., 0.70%, due 12/01/36†	361,591
155,000	Los Angeles Unified School District, 5.75%, due 07/01/34	145,671
1,800,000	New York City Transitional Finance Authority, 4.73%, due 11/01/23	1,800,792
1,300,000	New York City Transitional Finance Authority, 4.91%, due 11/01/24	1,307,007
1,300,000	New York City Transitional Finance Authority, 5.08%, due 11/01/25	1,313,988
700,000	Northstar Education Finance, Inc., 1.49%, due 01/29/46†	575,202
100,000	Ohio Housing Finance Agency, 6.04%, due 09/01/17	101,857

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Municipal Obligations — continued

3,100,000	Ohio Tobacco Settlement Financing Authority, 6.50%, due 06/01/47	2,269,107
100,000	State of California General Obligation, 3.95%, due 11/01/15	100,205
800,000	State of California General Obligation, 7.50%, due 04/01/34	861,712
1,700,000	State of California General Obligation, 7.55%, due 04/01/39	1,849,583
4,100,000	State of Illinois General Obligation, 2.77%, due 01/01/12	4,125,256
1,000,000	State of Kentucky Property & Building Commission, 4.30%, due 11/01/19	952,520
1,200,000	State of Kentucky Property & Building Commission, 4.40%, due 11/01/20	1,144,224
2,400,000	State of Kentucky Property & Building Commission, 5.37%, due 11/01/25	2,306,616
160,000	Tulsa Airports Improvement Trust, 7.75%, due 06/01/35†	163,274

		25,801,021

	Sovereign Debt Obligations — 1.8%

6,500,000	Australia Government Bond, 4.75%, due 06/15/16	6,573,041
3,900,000	Australia Government Bond, 6.00%, due 02/15/17	4,173,897
2,500,000	Canadian Government Bond, 1.50%, due 03/01/12	2,573,606
2,500,000	Korea Housing Finance Corp., 4.13%, due 12/15/15 144A	2,544,920
2,600,000	Province of Ontario Canada, 2.70%, due 06/16/15	2,652,224
6,920	Russian Foreign - Eurobond, 7.50%, due 03/31/30†† 144A	8,083
112,000	United Mexican States, 6.75%, due 09/27/34	126,896

		18,652,667

	U.S. Government and Agency Obligations — 16.6%

471,848	FHLMC, 5.63%, due 02/01/37†	500,618
90,000	Financing Corp. FICO STRIPS, 0.00%, due 02/08/18¤ ‡	72,214
280,000	Financing Corp. FICO STRIPS, 0.00%, due 04/06/18¤ ‡	222,901
350,000	Financing Corp. FICO STRIPS, 0.00%, due 05/11/18¤ ‡	277,279
150,000	Financing Corp. FICO STRIPS, Series 7, 0.00%, due 08/03/18¤ ‡	117,495
140,000	Financing Corp. FICO STRIPS, Series 8, 0.00%, due 08/03/18¤ ‡	109,662
330,000	Financing Corp. FICO STRIPS, Series D, 0.00%, due 08/03/18¤ ‡	258,489
270,000	Financing Corp. FICO STRIPS, Series 7, 0.00%, due 08/03/18¤ ‡	211,491
330,000	Financing Corp. FICO STRIPS, 0.00%, due 11/02/18¤ ‡	255,267
150,000	Financing Corp. FICO STRIPS, 0.00%, due 03/07/19¤ ‡	113,877
50,000	Financing Corp. FICO STRIPS, 0.00%, due 06/06/19¤ ‡	37,466
20,000	Financing Corp. FICO STRIPS, 0.00%, due 09/26/19¤ ‡	14,734
830,000	FNMA, 0.00%, due 10/09/19‡	565,056
360,000	FNMA, 4.38%, due 10/15/15	393,159
168,053	FNMA, 5.04%, due 09/01/35†	178,284
1,850,000	FNMA, 5.25%, due 08/01/12	1,957,441
555,000	FNMA, 5.63%, due 07/15/37	624,016
416,646	FNMA, 5.71%, due 06/01/36†	438,236
451,479	FNMA, 5.78%, due 08/01/37†	481,743
585,000	FNMA, 6.63%, due 11/15/30	740,832
1,194,125	GNMA, 0.64%, due 12/20/60†	1,187,529
2,089,340	GNMA, 0.71%, due 02/20/61†	2,079,572
2,094,298	GNMA, 0.76%, due 01/20/61†	2,094,321
500,000	GNMA, 0.78%, due 03/20/61†	500,029
190,000	Tennessee Valley Authority, 5.25%, due 09/15/39	200,020

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	U.S. Government and Agency Obligations — continued

174,698	U.S. Treasury Bond, 2.38%, due 01/15/27	194,965
200,000	U.S. Treasury Bond, 4.38%, due 02/15/38	196,750
1,680,000	U.S. Treasury Bond, 4.38%, due 11/15/39	1,643,776
4,000,000	U.S. Treasury Bond, 4.50%, due 02/15/36	4,039,376
200,000	U.S. Treasury Bond, 4.50%, due 08/15/39	199,969
6,390,000	U.S. Treasury Bond, 4.75%, due 02/15/41	6,642,603
1,800,000	U.S. Treasury Bond, 5.25%, due 02/15/29	2,027,531
800,000	U.S. Treasury Bond, 7.50%, due 11/15/24	1,104,125
2,000,000	U.S. Treasury Bond, 7.63%, due 11/15/22	2,747,188
1,300,000	U.S. Treasury Bond, 8.13%, due 08/15/21	1,827,110
1,352,931	U.S. Treasury Inflation Indexed Bond, 1.25%, due 07/15/20	1,399,121
1,292,779	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28(a)	1,320,857
99,845	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26(a)	106,819
2,597,787	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40	2,757,104
1,511,132	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28(a)	1,953,611
1,326,016	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29	1,778,519
60,000	U.S. Treasury Note, 0.50%, due 11/15/13	59,105
12,835,000	U.S. Treasury Note, 1.00%, due 07/31/11	12,873,608
10,000,000	U.S. Treasury Note, 1.00%, due 09/30/11	10,041,800
2,190,000	U.S. Treasury Note, 1.25%, due 03/15/14	2,189,663
70,000	U.S. Treasury Note, 1.38%, due 02/15/13	70,839
4,900,000	U.S. Treasury Note, 1.88%, due 08/31/17	4,646,964
100,000	U.S. Treasury Note, 1.88%, due 09/30/17	94,609
560,000	U.S. Treasury Note, 2.00%, due 01/31/16	556,019
4,590,000	U.S. Treasury Note, 2.00%, due 03/31/16	4,596,091
5,930,000	U.S. Treasury Note, 2.13%, due 02/29/16	5,912,394
4,100,000	U.S. Treasury Note, 2.25%, due 11/30/17	3,960,985
200,000	U.S. Treasury Note, 2.38%, due 08/31/14	205,906
6,500,000	U.S. Treasury Note, 2.38%, due 07/31/17	6,371,014
800,000	U.S. Treasury Note, 2.50%, due 06/30/17	791,625
2,400,000	U.S. Treasury Note, 2.63%, due 08/15/20	2,251,874
27,630,000	U.S. Treasury Note, 2.75%, due 02/28/18	27,424,930
4,350,000	U.S. Treasury Note, 2.75%, due 03/31/18	4,344,902
6,400,000	U.S. Treasury Note, 2.75%, due 02/15/19(a)	6,254,502
300,000	U.S. Treasury Note, 3.13%, due 04/30/17	308,391
800,000	U.S. Treasury Note, 3.25%, due 05/31/16	837,875
300,000	U.S. Treasury Note, 3.38%, due 11/15/19	303,328
16,110,000	U.S. Treasury Note, 3.50%, due 05/15/20	16,330,336
17,910,000	U.S. Treasury Note, 3.63%, due 02/15/21	18,167,456
1,156,291	United States Treasury Inflation Indexed Bonds, 2.13%, due 02/15/41	1,226,843

		173,392,214

	TOTAL DEBT OBLIGATIONS (COST $823,356,601)	830,026,529

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Shares	Description	Value ($)
	COMMON STOCKS — 0.0%

	Building Materials — 0.0%

280	Nortek, Inc.*	12,040
10,371	US Concrete, Inc.*¤	98,628

		110,668

	Diversified Financial Services — 0.0%

1,754	CIT Group, Inc.*	74,633

	Oil & Gas Services — 0.0%

181	SemGroup Corp.*	5,097

	TOTAL COMMON STOCKS (COST $218,581)	190,398

	PREFERRED STOCKS — 0.1%

	Banks — 0.1%

600	Wells Fargo & Co., 7.50% Class A	622,563

	Diversified Financial Services — 0.0%

17,550	Citigroup Capital XII, 8.50%	462,091
2,625	Citigroup Capital XIII, 7.88%	71,925

		534,016

	Sovereign — 0.0%

29,425	FHLMC, 8.38%	50,022
700	FNMA, 0.00%	1,995
21,375	FNMA, 8.25%	36,338

		88,355

	TOTAL PREFERRED STOCKS (COST $2,159,091)	1,244,934

	WARRANTS — 0.0%

	Media — 0.0%

307	Charter Communications, Inc., Strike Price $46.68, Expires 11/30/14*	3,607

	Oil & Gas Services — 0.0%

190	SemGroup Corp., Strike Price $25.00, Expires 11/30/14* ¤	1,948

	TOTAL WARRANTS (COST $1,776)	5,555

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Notional	Description	Value ($)
	OPTIONS PURCHASED — 0.0%

	Call Options — 0.0%

31,000	OTC - U.S. Treasury 10-Year Futures Option with Barclays Capital, Inc., Strike Price $121.50, Expires 05/20/11	11,141

	TOTAL CALL OPTIONS PURCHASED (COST $14,070)	11,141

	Put Options — 0.0%

5,000,000	OTC 1-Year Interest Rate Swaption with Goldman Sachs Capital Markets, Strike Price $2.00, Expires 11/19/12	34,479

	TOTAL PUT OPTIONS PURCHASED (COST $12,125)	34,479

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 37.4%

	U.S. Government and Agency Obligations — 21.1%

10,800,000	FHLB, 0.20%, due 08/03/11	10,804,568
1,600,000	FHLMC Discount Note, 0.00%, due 04/18/11‡	1,599,868
3,300,000	FHLMC Discount Note, 0.00%, due 04/19/11‡	3,299,620
13,000,000	FHLMC Discount Note, 0.00%, due 06/06/11‡	12,998,089
10,800,000	FHLMC Discount Note, 0.00%, due 08/30/11‡	10,794,568
8,300,000	FNMA Discount Note, 0.00%, due 04/26/11‡	8,298,674
100,000	FNMA Discount Note, 0.01%, due 05/09/11(a) ‡	99,881
12,835,000	United States Treasury Bill, 0.00%, due 06/09/11‡	12,833,524
10,300,000	United States Treasury Bill, 0.00%, due 08/11/11‡	10,295,777
2,900,000	United States Treasury Bill, 0.14%, due 09/08/11	2,898,043
500,000	United States Treasury Bill, 0.16%, due 08/25/11	499,733
10,900,000	United States Treasury Bill, 0.16%, due 09/01/11	10,893,514
25,100,000	United States Treasury Bill, 0.17%, due 08/04/11	25,091,115
31,500,000	United States Treasury Bill, 0.18%, due 08/11/11	31,487,085
15,000,000	United States Treasury Bill, 0.18%, due 08/18/11	14,992,470
700,000	United States Treasury Bill, 0.19%, due 06/23/11	699,875
389,000	United States Treasury Bill, 0.19%, due 06/16/11(b)	388,945
42,211,000	United States Treasury Bill, 0.25%, due 08/25/11	42,188,417
19,600,000	United States Treasury Bill, 0.30%, due 07/28/11	19,593,571

	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $219,717,417)	219,757,337

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)

	Repurchase Agreements — 1.6%

13,500,000	Goldman Sachs & Co. (Dated 03/31/2011. Collateralized by a Federal National Mortgage Association security, with a rate of 5.000% with a maturity of 05/01/2038, valued at $14,012,109. Repurchase proceeds are $13,500,060), 0.16%, due 04/01/11	13,500,000
3,100,000	Barclays Capital, Inc. (Dated 03/10/2011. Collateralized by a Federal Home Loan Mortgage Corporation security, with a rate of 3.000% with a maturity of 02/24/2016, valued at $3,182,947. Repurchase proceeds are $3,100,358), 0.13%, due 04/11/11	3,100,000

	TOTAL REPURCHASE AGREEMENTS (COST $16,600,000)	16,600,000

	Bank Deposit — 14.7%

153,147,986	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/11	153,147,986

	TOTAL SHORT-TERM INVESTMENTS (COST $389,465,403)	389,505,323

	TOTAL INVESTMENTS BEFORE TBA COMMITMENTS — 117.1% (Cost $1,215,227,647)	1,221,018,359

	TBA SALE COMMITMENTS — (0.9)%

(9,000,000)	FNMA TBA, 4.00%, due 12/01/39	(8,853,750)

	TOTAL TBA SALE COMMITMENTS (PROCEEDS $8,924,063)	(8,853,750)

	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 116.2% (Cost $1,206,303,584)	1,212,164,609

	Other Assets and Liabilities (net) — (16.2)%	(169,137,285)

	NET ASSETS — 100.0%	$1,043,027,324

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Notes to Schedule of Investments:

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

MTN — Medium Term Note

PIK — Payment In Kind

TBA — To Be Announced

(a) All or a portion of this security is held for open futures collateral.

(b) All or a portion of this security is held for open futures and written options collateral.

* Non-income producing security.

 ¤ Illiquid security. The total market value of the securities at period end is $27,895,306 which represents 2.7% of net assets. The aggregate tax cost of these securities held at March 31, 2011 was $29,804,319.

 **** Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at period end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2011 was $143,026.

† Floating rate note. Rate shown is as of March 31, 2011.

†† Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

††† Security is currently in default.

‡ Zero coupon bond.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $78,246,144 which represents 7.5% of net assets.

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2011

A summary of outstanding financial instruments at March 31, 2011 is as follows:

Forward Currency Contracts

					Net
					Unrealized
Settlement			Units of		Appreciation
Date	Deliver/Receive	Counterparty	Currency	Value	(Depreciation)
Buys
6/20/11	CAD	JPMorgan Chase Bank	516,000	$530,043	$1,929
9/14/11	CNY	Bank of America N.A.	4,046,805	623,006	14,006
4/28/11	CNY	Citibank N.A.	2,718,354	415,644	4,644
2/13/12	CNY	Citibank N.A.	4,642,400	720,296	600
9/14/11	CNY	Citibank N.A.	1,407,680	216,712	4,712
4/28/11	CNY	JPMorgan Chase Bank	3,267,810	499,657	5,657
2/13/12	CNY	JPMorgan Chase Bank	41,623,700	6,458,163	67,157
4/07/11	CNY	JPMorgan Chase Bank	4,642,400	709,039	9,039
9/14/11	CNY	Royal Bank of Scotland Plc	875,160	134,731	2,731
9/14/11	CNY	UBS AG	2,095,080	322,537	6,537
5/09/11	INR	JPMorgan Chase Bank	57,057,480	1,271,321	46,386
5/09/11	KRW	Citibank N.A.	2,404,290,000	2,187,189	47,592
5/09/11	KRW	HSBC Bank USA	393,000,000	357,513	7,433
5/09/11	KRW	JPMorgan Chase Bank	905,300,000	823,554	25,252
5/09/11	KRW	Royal Bank of Scotland Plc	787,000,000	715,936	20,307
6/09/11	SGD	Bank of America N.A.	1,882,518	1,493,983	23,111
6/09/11	SGD	JPMorgan Chase Bank	2,541,175	2,016,699	66,150
1/11/12	TWD	Citibank N.A.	121,918,080	4,182,113	(68,125)
4/06/11	TWD	Citibank N.A.	121,918,080	4,146,126	8,822
4/06/11	TWD	Goldman Sachs International	74,952,000	2,548,928	14,626
4/06/11	TWD	JPMorgan Chase Bank	46,966,080	1,597,198	(26,802)

					$281,764

Sales
4/29/11	AUD	JPMorgan Chase Bank	10,787,410	$11,139,152	$(596,616)
4/07/11	CNY	Citibank N.A.	4,642,400	709,039	(1,626)
5/18/11	EUR	Citibank N.A.	576,166	816,961	(31,734)
4/19/11	EUR	Citibank N.A.	95,000	134,711	(2,081)
4/19/11	EUR	UBS AG	4,889,000	6,932,623	(341,880)
6/13/11	GBP	Bank of America N.A.	1,750,000	2,805,839	3,663
4/06/11	TWD	Citibank N.A.	121,918,080	4,146,126	(10,506)
4/06/11	TWD	Goldman Sachs International	74,952,000	2,548,928	(5,423)
4/06/11	TWD	JPMorgan Chase Bank	46,966,080	1,597,198	(3,398)

					$(989,601)

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2011

Currency Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound Sterling
INR	Indian Rupee
KRW	South Korean Won
SGD	Singapore Dollar
TWD	Taiwan Dollar

Futures Contracts

				Net
				Unrealized
Number of			Contract	Appreciation
Contracts	Type	Expiration Date	Value	(Depreciation)
Buys
606	Eurodollar 90 Day	December 2011	$150,583,425	$137,800
92	Euribor	June 2011	32,143,182	(102,636)
111	Euribor	September 2011	38,655,431	(12,277)
79	Eurodollar 90 Day	March 2013	19,306,612	(46,032)
14	Euro-Bund	June 2011	2,409,518	(14,536)
21	Euro-Bobl	June 2011	3,414,312	(15,248)
116	U.S. Treasury Bond 30 Yr.	June 2011	14,333,250	430,443
77	Eurodollar 90 Day	March 2012	19,085,413	7,363

				$384,877

Sales
85	U.S. Treasury Note 2 Yr.	June 2011	$18,540,625	$(20,776)
60	U.S. Treasury Bond 30 Yr.	June 2011	7,211,250	(38,586)
400	U.S. Treasury Note 10 Yr.	June 2011	47,612,500	70,880
47	U.S. Treasury Note 5 Yr.	June 2011	5,489,086	9,745
79	Eurodollar 90 Day	March 2012	19,581,138	(20,969)

				$294

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2011

Written Options

		Number of	Premiums	Value at
Type of Contract	Counterparty	Contracts	Received	March 31, 2011
CALL — EURODOLLAR FUTURES
Strike @ $99.38 Expires 09/19/2011	Citibank N.A.	49	21,427	(28,788)
CALL — EURODOLLAR FUTURES
Strike @ $99.25 Expires 03/19/2012	Barclays Capital, Inc.	40	21,370	(21,300)
CALL — OTC 1YR. VS. 1YR. FORWARD VOLATILITY AGREEMENT
Strike @ TBD Expires 10/11/2012	Goldman Sachs Capital Markets	20,700,000	109,300	(173,519)
CALL — OTC 1YR. VS. 2YR. FORWARD VOLATILITY AGREEMENT
Strike @ TBD Expires 11/14/2012	Morgan Stanley Capital Services, Inc.	21,200,000	231,398	(373,892)
PUT — 5 YEAR CREDIT DEFAULT SWAPTION ON DOW JONES CDX INDEX
Strike @ $1.20 Expires 06/15/2011	Morgan Stanley Capital Services, Inc.	14,900,000	44,700	(15,162)
PUT — EURODOLLAR FUTURES
Strike @ $99.38 Expires 09/19/2011	Citibank N.A.	49	28,553	(8,575)
PUT — EURODOLLAR FUTURES
Strike @ $99.25 Expires 03/19/2012	Barclays Capital, Inc.	40	30,870	(31,800)
PUT — OTC 1 YEAR INTEREST RATE SWAPTION
Strike @ $1.00 Expires 11/19/2012	Goldman Sachs Capital Markets	5,000,000	28,526	(65,294)
PUT — OTC 10 YEAR INTEREST RATE SWAPTION
Strike @ $10.00 Expires 07/10/2012	Royal Bank of Scotland Plc	300,000	2,040	(31)
PUT — OTC 10 YEAR INTEREST RATE SWAPTION
Strike @ $10.00 Expires 07/10/2012	Credit Suisse Securities	100,000	690	(10)
PUT — OTC 10 YEAR INTEREST RATE SWAPTION
Strike @ $10.00 Expires 07/10/2012	Morgan Stanley Capital Services, Inc.	4,000,000	24,503	(414)

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2011

Written Options — continued

		Number of	Premiums	Value at
Type of Contract	Counterparty	Contracts	Received	March 31, 2011
PUT — OTC 2 YEAR INTEREST RATE SWAPTION
Strike @ $2.25 Expires 09/24/2012	Citibank N.A.	400,000	2,725	(5,572)
PUT — OTC 2 YEAR INTEREST RATE SWAPTION
Strike @ $2.25 Expires 09/24/2012	Morgan Stanley Capital Services, Inc.	1,000,000	6,400	(13,931)
PUT — OTC 2 YEAR INTEREST RATE SWAPTION
Strike @ $2.25 Expires 09/24/2012	Goldman Sachs Capital Markets	12,200,000	72,387	(169,958)
PUT — OTC 2 YEAR INTEREST RATE SWAPTION
Strike @ $2.25 Expires 09/24/2012	Royal Bank of Scotland Plc	18,900,000	150,569	(263,296)
PUT — OTC 2 YEAR INTEREST RATE SWAPTION
Strike @ $2.25 Expires 09/24/2012	Bank of America N.A.	500,000	3,417	(6,966)
PUT — OTC 3 YEAR INTEREST RATE SWAPTION
Strike @ $3.00 Expires 06/18/2012	Citibank N.A.	9,000,000	90,864	(108,860)
PUT — OTC 3 YEAR INTEREST RATE SWAPTION
Strike @ $3.00 Expires 06/18/2012	Bank of America N.A.	4,000,000	39,786	(48,382)
PUT — OTC 3 YEAR INTEREST RATE SWAPTION
Strike @ $2.75 Expires 06/18/2012	Royal Bank of Scotland Plc	6,300,000	61,740	(93,194)
PUT — U.S. TREASURY BOND 10-YEAR FUTURES
Strike @ $115.50 Expires 05/20/2011	Barclays Capital, Inc.	48	39,157	(11,250)
PUT — U.S. TREASURY BOND 10-YEAR FUTURES
Strike @ $119.00 Expires 05/20/2011	Barclays Capital, Inc.	4	3,174	(4,813)

TOTAL			$1,013,596	$(1,445,007)

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2011

Credit Default Swaps (See Note 2(a))

Notional Amount	Expiration Date	Counterparty	Value
$1,600,000	12/20/19	Bank Of America N.A.	$(14,621)
8,500,000	06/20/15	Morgan Stanley Capital Services, Inc.	(93,712)
4,400,000	03/20/21	Goldman Sachs International	92,212
1,300,000	12/20/19	UBS AG	(11,880)
900,000	03/20/16	Deutsche Bank AG	20,257
1,400,000	03/20/16	Morgan Stanley Capital Services, Inc.	31,511
400,000	12/20/15	Deutsche Bank AG	3,521

			$27,288

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2011

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	79.6
Short-Term Investments	37.4
Preferred Stocks	0.1
Futures Contracts	0.0
Common Stocks	0.0
Options Purchased	0.0
Swaps	0.0
Warrants	0.0
Forward Foreign Currency Contracts	(0.1)
Written Options	(0.1)
TBA Sale Commitments	(0.9)
Other Assets and Liabilities (net)	(16.0)

100.0%

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 99.1%

	Asset Backed Securities — 14.6%

175,000	Ally Auto Receivables Trust, Series 2010-1, Class A3, 1.45%, due 05/15/14	176,410
200,000	Ally Auto Receivables Trust, Series 2010-2, Class A4, 2.09%, due 05/15/15	201,859
65,000	Ally Auto Receivables Trust, Series 2010-3, Class A4, 1.55%, due 08/17/15	64,375
254,617	AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A2, 1.22%, due 10/08/13	255,287
135,000	AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A3, 1.71%, due 08/08/14	136,293
229,033	Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, due 09/15/13 144A	230,782
342,254	Bank of America Auto Trust, Series 2009-3A, Class A3, 1.67%, due 12/15/13 144A	344,556
210,000	Bank of America Auto Trust, Series 2010-2, Class A3, 1.31%, due 07/14/14	211,506
256,365	Capital Auto Receivables Asset Trust, Series 2007-4A, Class A4, 5.30%, due 05/15/14	261,980
300,000	Capital One Multi-Asset Execution Trust, Series 2008-A5, Class A5, 4.85%, due 02/18/14	300,523
47,435	CarMax Auto Owner Trust, Series 2007-1, Class A4, 5.24%, due 06/15/12	47,523
121,029	CarMax Auto Owner Trust, Series 2007-2, Class A4, 5.27%, due 11/15/12	122,631
120,999	CarMax Auto Owner Trust, Series 2009-1, Class A3, 4.12%, due 03/15/13	122,855
200,000	CarMax Auto Owner Trust, Series 2009-2, Class A3, 1.74%, due 04/15/14	201,879
119,055	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-2, Class 1A6, 4.36%, due 08/25/14	120,509
384,519	Chrysler Financial Auto Securitization Trust, Series 2009-A, Class A3, 2.82%, due 01/15/16	389,932
400,000	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A3, 2.59%, due 10/15/13 144A	405,745
133,298	CNH Equipment Trust, Series 2009-A, Class A3, 5.28%, due 11/15/12	134,257
230,000	CNH Equipment Trust, Series 2010-A, Class A4, 2.49%, due 01/15/16	234,563
100,000	Discover Card Master Trust, Series 2008-A3, Class A3, 5.10%, due 10/15/13	100,180
227,032	Ford Credit Auto Owner Trust, Series 2009-B, Class A3, 2.79%, due 08/15/13	229,719
350,000	Ford Credit Auto Owner Trust, Series 2009-B, Class A4, 4.50%, due 07/15/14	369,617
135,000	Ford Credit Auto Owner Trust, Series 2009-E, Class A3, 1.51%, due 01/15/14	135,946
124,000	Ford Credit Auto Owner Trust, Series 2009-E, Class A4, 2.42%, due 11/15/14	126,900
200,000	GE Capital Credit Card Master Note Trust, Series 2009-2, Class A, 3.69%, due 07/15/15	207,136
100,000	GE Capital Credit Card Master Note Trust, Series 2009-4, Class A, 3.80%, due 11/15/17	105,388
160,000	Harley-Davidson Motorcycle Trust, Series 2009-3, Class A3, 1.74%, due 09/15/13	161,046
125,000	Harley-Davidson Motorcycle Trust, Series 2009-3, Class A4, 2.54%, due 04/15/17	127,396
560,000	Harley-Davidson Motorcycle Trust, Series 2009-4, Class A3, 1.87%, due 02/15/14	563,539
321,302	Honda Auto Receivables Owner Trust, Series 2009-2, Class A3, 2.79%, due 01/15/13	324,249
120,000	Honda Auto Receivables Owner Trust, Series 2010-2, Class A3, 1.34%, due 05/20/13	120,853
67,361	Household Automotive Trust, Series 2006-3, Class A4, 5.34%, due 09/17/13	67,500
15,789	Hyundai Auto Receivables Trust, Series 2009-A, Class A2, 1.11%, due 02/15/12	15,793
400,000	Hyundai Auto Receivables Trust, Series 2009-A, Class A3, 2.03%, due 08/15/13	403,502
30,000	Hyundai Auto Receivables Trust, Series 2010-A, Class A4, 2.45%, due 12/15/16	30,484
25,000	Hyundai Auto Receivables Trust, Series 2010-B, Class A3, 0.97%, due 04/15/15	24,975
65,000	Hyundai Auto Receivables Trust, Series 2010-B, Class A4, 1.63%, due 03/15/17	64,014
72,263	John Deere Owner Trust, Series 2009-A, Class A3, 2.59%, due 10/15/13	72,817

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Asset Backed Securities — continued

450,000	John Deere Owner Trust, Series 2009-A, Class A4, 3.96%, due 05/16/16	466,329
280,000	Mercedes-Benz Auto Receivables Trust, Series 2009-1, Class A3, 1.67%, due 01/15/14	282,430
185,000	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.42%, due 08/15/14	186,468
220,737	Nissan Auto Receivables Owner Trust, Series 2009-1, Class A3, 5.00%, due 09/15/14	225,911
90,753	Nissan Auto Receivables Owner Trust, Series 2009-A, Class A3, 3.20%, due 02/15/13	91,758
20,000	Santander Drive Auto Receivables Trust, Series 2010-3, Class A3, 1.20%, due 06/16/14	20,044
300,000	Santander Drive Auto Receivables Trust, Series 2010-A, Class A3, 1.83%, due 11/17/14 144A	303,291
78,746	Securitized Asset Backed NIM Trust, Series 2005-FR4, Class NIM, 6.00%, due 01/25/36¤ 144A	1
178,000	USAA Auto Owner Trust, Series 2009-2, Class A4, 2.53%, due 07/15/15	182,713
300,000	Volkswagen Auto Loan Enhanced Trust, Series 2010-1, Class A4, 2.14%, due 08/22/16	305,257
26,468	World Omni Auto Receivables Trust, Series 2008-A, Class A3A, 3.94%, due 10/15/12	26,561
260,000	World Omni Auto Receivables Trust, Series 2008-B, Class A4, 5.58%, due 04/15/14	272,537
47,969	World Omni Auto Receivables Trust, Series 2009-A, Class A3, 3.33%, due 05/15/13	48,477
260,000	World Omni Auto Receivables Trust, Series 2010-A, Class A4, 2.21%, due 05/15/15	264,678

		9,890,974

	Corporate Debt — 16.3%

20,000	Abbott Laboratories, 2.70%, due 05/27/15	20,342
45,000	Alabama Power Co., Series 2, 5.80%, due 11/15/13	49,899
80,000	Allstate Life Global Funding Trusts, 5.38%, due 04/30/13	86,352
35,000	American Express Co., 7.25%, due 05/20/14	39,839
25,000	American Express Credit Corp., 5.13%, due 08/25/14	26,989
105,000	American Express Credit Corp., 7.30%, due 08/20/13	117,472
150,000	American Honda Finance Corp., 2.38%, due 03/18/13 144A	152,194
30,000	Anheuser-Busch InBev Worldwide, Inc., 7.20%, due 01/15/14	34,104
60,000	AON Corp., 3.50%, due 09/30/15	60,272
60,000	Arrow Electronics, Inc., 6.88%, due 07/01/13	65,518
360,000	AT&T, Inc., 5.88%, due 08/15/12	383,763
55,000	Atmos Energy Corp., 4.95%, due 10/15/14	58,401
10,000	BAE Systems Holdings, Inc., 5.20%, due 08/15/15 144A	10,717
25,000	Bank of New York Mellon Corp. (The), 4.30%, due 05/15/14	26,828
80,000	Bank of New York Mellon Corp. (The), 5.13%, due 08/27/13	86,960
65,000	Bank of Nova Scotia, 2.25%, due 01/22/13	66,396
130,000	Barclays Bank Plc, 2.50%, due 01/23/13	132,334
40,000	BB&T Corp., 3.20%, due 03/15/16	39,771
100,000	BB&T Corp., 3.38%, due 09/25/13	104,138
190,000	Berkshire Hathaway Finance Corp., 4.00%, due 04/15/12	196,757
30,000	BHP Billiton Finance USA, Ltd., 4.80%, due 04/15/13	32,155
30,000	BHP Billiton Finance USA, Ltd., 8.50%, due 12/01/12	33,589
35,000	BlackRock, Inc., 3.50%, due 12/10/14	36,627
50,000	Boeing Capital Corp., 5.80%, due 01/15/13	54,169
80,000	BP Capital Markets Plc, 3.63%, due 05/08/14	83,149
30,000	Burlington Northern Santa Fe LLC, 7.00%, due 02/01/14	34,161
15,000	Canadian Imperial Bank of Commerce/Canada, 2.35%, due 12/11/15	14,566

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

15,000	Canadian National Railway Co., 4.40%, due 03/15/13	15,917
25,000	Canadian Natural Resources, Ltd., 4.90%, due 12/01/14	27,150
35,000	Capital One Financial Corp., 7.38%, due 05/23/14	40,201
25,000	Cargill, Inc., 4.38%, due 06/01/13 144A	26,429
75,000	Caterpillar Financial Services Corp., 6.13%, due 02/17/14	84,535
25,000	Caterpillar, Inc., 7.00%, due 12/15/13	28,574
195,000	Cellco Partnership / Verizon Wireless Capital LLC, 5.55%, due 02/01/14	214,259
15,000	CenterPoint Energy Houston Electric LLC, Series U, 7.00%, due 03/01/14	17,022
25,000	CenterPoint Energy Resources Corp., 5.95%, due 01/15/14	27,345
25,000	Charles Schwab Corp. (The), 4.95%, due 06/01/14	27,185
20,000	Cisco Systems, Inc., 5.50%, due 02/22/16	22,481
415,000	Citigroup, Inc., Global Note, 5.50%, due 04/11/13	444,270
100,000	CME Group, Inc., 5.75%, due 02/15/14	110,737
35,000	CNA Financial Corp., 5.85%, due 12/15/14	37,767
40,000	Coca-Cola Co. (The), 1.50%, due 11/15/15	38,327
30,000	Coca-Cola Refreshments USA, Inc., 8.50%, due 02/01/12	31,974
30,000	Comcast Cable Communications LLC, 7.13%, due 06/15/13	33,407
142,000	ConocoPhillips Australia Funding Co., 5.50%, due 04/15/13	154,399
70,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 1.85%, due 01/10/14	69,918
182,000	Countrywide Financial Corp., 5.80%, due 06/07/12	191,493
50,000	Cox Communications, Inc., 5.45%, due 12/15/14	55,231
150,000	Credit Suisse, 5.00%, due 05/15/13	160,220
80,000	Credit Suisse, 5.13%, due 01/15/14	86,756
100,000	Credit Suisse, 5.50%, due 05/01/14	109,689
60,000	CSX Corp., 6.30%, due 03/15/12	63,093
15,000	Daimler Finance North America LLC, 7.30%, due 01/15/12	15,759
30,000	Daimler Finance North America LLC, Senior Note, 6.50%, due 11/15/13	33,524
20,000	Dell, Inc., 4.70%, due 04/15/13	21,310
60,000	Delmarva Power & Light Co., Series I, 6.40%, due 12/01/13	67,407
25,000	Deutsche Bank AG, 3.88%, due 08/18/14	26,088
100,000	Deutsche Bank AG, 5.38%, due 10/12/12	106,142
65,000	Deutsche Bank Financial LLC, 5.38%, due 03/02/15	69,260
75,000	Deutsche Telekom International Finance BV, 4.88%, due 07/08/14	81,184
60,000	Diageo Finance BV, 5.50%, due 04/01/13	64,997
65,000	Dominion Resources, Inc., 5.70%, due 09/17/12	69,114
30,000	Dow Chemical Co. (The), 5.90%, due 02/15/15	33,280
10,000	Dow Chemical Co. (The), 7.60%, due 05/15/14	11,564
20,000	Duke Energy Carolinas LLC, 5.75%, due 11/15/13	22,266
15,000	Duke Energy Corp., 3.35%, due 04/01/15	15,334
35,000	Duke Energy Corp., 5.65%, due 06/15/13	38,107
10,000	EI Du Pont de Nemours & Co., 5.88%, due 01/15/14	11,092
35,000	Emerson Electric Co., 5.00%, due 12/15/14	38,775
25,000	ERAC USA Finance Co., Series 1, 2.75%, due 07/01/13 144A	25,323
407,000	General Electric Capital Corp., 3.50%, due 08/13/12	420,270
55,000	General Electric Capital Corp., 4.75%, due 09/15/14	58,988
325,000	General Electric Capital Corp., 4.88%, due 03/04/15	350,732
30,000	General Mills, Inc., 5.65%, due 09/10/12	31,934

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

191,000	Goldman Sachs Group (The), Inc., 3.70%, due 08/01/15	192,600
116,000	Goldman Sachs Group (The), Inc., 5.00%, due 10/01/14	123,745
50,000	Goldman Sachs Group (The), Inc., 5.70%, due 09/01/12	53,006
150,000	Hewlett-Packard Co., 6.50%, due 07/01/12	160,308
45,000	Honeywell International, Inc., 3.88%, due 02/15/14	48,053
200,000	HSBC Finance Corp., 7.00%, due 05/15/12	212,773
55,000	International Business Machines Corp., 4.75%, due 11/29/12	58,473
50,000	International Business Machines Corp., 7.50%, due 06/15/13	56,557
20,000	Intuit, Inc., 5.40%, due 03/15/12	20,819
50,000	Jackson National Life Global Funding, 5.38%, due 05/08/13 144A	53,875
61,000	Jefferies Group, Inc., 3.88%, due 11/09/15	60,932
20,000	John Deere Capital Corp., 4.90%, due 09/09/13	21,726
100,000	John Deere Capital Corp., 5.25%, due 10/01/12	106,327
35,000	Johnson Controls, Inc., 4.88%, due 09/15/13	37,702
15,000	KCP&L Greater Missouri Operations Co., 11.88%, due 07/01/12	16,737
60,000	KeyCorp, 6.50%, due 05/14/13	65,429
15,000	Macquarie Group, Ltd., 7.30%, due 08/01/14 144A	16,655
45,000	McDonald’s Corp., 8.88%, due 04/01/11	45,000
45,000	Merck & Co., Inc., 4.75%, due 03/01/15	49,236
50,000	Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	53,026
160,000	Merrill Lynch & Co., Inc., 6.15%, due 04/25/13	172,439
100,000	Metropolitan Life Global Funding I, 2.88%, due 09/17/12 144A	102,010
100,000	Metropolitan Life Global Funding I, 5.13%, due 04/10/13 144A	106,767
100,000	Morgan Stanley, 4.10%, due 01/26/15	102,762
100,000	Morgan Stanley, 5.30%, due 03/01/13	106,335
100,000	Morgan Stanley, 6.00%, due 05/13/14	108,863
25,000	NASDAQ OMX Group (The), Inc., 4.00%, due 01/15/15	24,846
50,000	National City Corp., 4.90%, due 01/15/15	53,796
40,000	National Rural Utilities Cooperative Finance Corp., 2.63%, due 09/16/12	40,914
65,000	New York Life Global Funding, 3.00%, due 05/04/15 144A	65,840
15,000	News America, Inc., 7.60%, due 10/11/15	17,647
50,000	Nisource Finance Corp., 6.15%, due 03/01/13	54,228
20,000	Nomura Holdings, Inc., 4.13%, due 01/19/16	19,810
40,000	Nomura Holdings, Inc., 5.00%, due 03/04/15	41,455
10,000	Northern States Power Co., Series B, 8.00%, due 08/28/12	10,950
25,000	Northern Trust Corp., 4.63%, due 05/01/14	27,017
60,000	Northern Trust Corp., 5.50%, due 08/15/13	65,729
20,000	Nucor Corp., 5.00%, due 12/01/12	21,249
60,000	Ohio Power Co., Series L, 5.75%, due 09/01/13	65,361
20,000	Oncor Electric Delivery Co. LLC, 6.38%, due 01/15/15	22,464
45,000	Oracle Corp., 3.75%, due 07/08/14	47,798
25,000	PACCAR, Inc., 6.38%, due 02/15/12	26,165
25,000	PC Financial Partnership, 5.00%, due 11/15/14	26,987
80,000	PepsiCo, Inc., 3.75%, due 03/01/14	85,137
25,000	PG&E Corp., 5.75%, due 04/01/14	27,337
15,000	Pitney Bowes, Inc., 3.88%, due 06/15/13	15,578
10,000	Pitney Bowes, Inc., 4.88%, due 08/15/14	10,492
30,000	Potash Corp. of Saskatchewan, Inc., 3.75%, due 09/30/15	31,237

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Corporate Debt — continued

35,000	PPG Industries, Inc., 5.75%, due 03/15/13	37,761
80,000	Praxair, Inc., 2.13%, due 06/14/13	81,980
60,000	Pricoa Global Funding I, 5.45%, due 06/11/14 144A	65,136
65,000	Procter & Gamble Co. (The), 4.95%, due 08/15/14	72,141
50,000	Protective Life Secured Trusts, 5.45%, due 09/28/12	52,913
15,000	Public Service Electric & Gas Co., 2.70%, due 05/01/15	15,054
10,000	Rio Tinto Finance USA, Ltd., 1.88%, due 11/02/15	9,636
30,000	Rio Tinto Finance USA, Ltd., 8.95%, due 05/01/14	36,116
15,000	Ryder System, Inc., 6.00%, due 03/01/13	16,165
60,000	SABMiller Plc, 5.50%, due 08/15/13 144A	65,245
50,000	Sempra Energy, 6.00%, due 02/01/13	53,532
40,000	Shell International Finance BV, 1.88%, due 03/25/13	40,737
45,000	Shell International Finance BV, 4.00%, due 03/21/14	48,130
30,000	Southern California Edison Co., 4.15%, due 09/15/14	32,099
15,000	Spectra Energy Capital LLC, 5.67%, due 08/15/14	16,448
15,000	State Street Corp., 2.88%, due 03/07/16	14,918
55,000	State Street Corp., 4.30%, due 05/30/14	58,960
61,000	SunTrust Banks, Inc., 5.25%, due 11/05/12	64,240
65,000	Target Corp., 5.88%, due 03/01/12	68,215
35,000	TCI Communications, Inc., Senior Note, 8.75%, due 08/01/15	42,514
15,000	Telecom Italia Capital SA, 6.18%, due 06/18/14	16,117
55,000	Time Warner Cable, Inc., 3.50%, due 02/01/15	56,413
22,000	Total Capital Canada, Ltd., 1.63%, due 01/28/14	22,445
36,000	Toyota Motor Credit Corp., 3.20%, due 06/17/15	36,634
50,000	Toyota Motor Credit Corp., 5.45%, due 05/18/11	50,320
30,000	Travelers Property Casualty Corp., 5.00%, due 03/15/13	32,069
25,000	Union Pacific Corp., 5.45%, due 01/31/13	26,890
60,000	United Technologies Corp., 4.88%, due 05/01/15	66,132
15,000	UnitedHealth Group, Inc., 5.00%, due 08/15/14	16,305
70,000	US Bancorp, 1.38%, due 09/13/13	69,912
75,000	US Bancorp, 3.15%, due 03/04/15	76,802
35,000	Verizon Communications, Inc., 4.35%, due 02/15/13	36,969
50,000	Verizon New Jersey, Inc., Series A, 5.88%, due 01/17/12	51,975
65,000	Vodafone Group Plc, 4.15%, due 06/10/14	68,962
60,000	Wachovia Corp., 4.88%, due 02/15/14	63,927
70,000	Wachovia Corp., 5.50%, due 05/01/13	75,475
50,000	Wal-Mart Stores, Inc., 4.55%, due 05/01/13	53,617
40,000	Wal-Mart Stores, Inc., 7.25%, due 06/01/13	45,179
65,000	Walt Disney Co. (The), 6.38%, due 03/01/12	68,416
30,000	WellPoint, Inc., 5.00%, due 12/15/14	32,842
288,000	Wells Fargo & Co., 4.38%, due 01/31/13	303,485
55,000	Westpac Banking Corp., 4.20%, due 02/27/15	57,601
15,000	Wisconsin Electric Power Co., 6.00%, due 04/01/14	16,785
65,000	Wyeth, 5.50%, due 02/01/14	71,727
25,000	Xerox Corp., 4.25%, due 02/15/15	26,340
20,000	Xerox Corp., 5.65%, due 05/15/13	21,553

		11,089,315

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — 3.6%

215,000	Banc of America Mortgage Securities, Inc., Series 2004-3, Class 1A26, 5.50%, due 04/25/34	221,645
19,231	Bear Stearns Commercial Mortgage Securities, Series 2001-TOP2, Class A2, 6.48%, due 02/15/35	19,220
141,629	Bear Stearns Commercial Mortgage Securities, Series 2004-T14, Class A3, 4.80%, due 01/12/41	145,429
52,512	Bear Stearns Commercial Mortgage Securities, Series 2005-T18, Class AAB, 4.82%, due 02/13/42†	55,005
111,938	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.25%, due 09/25/33	118,546
151,554	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, 5.44%, due 09/15/30† 144A	157,891
250,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.35%, due 01/17/32†	272,501
2,061	Countrywide Alternative Loan Trust, Series 2002-11, Class A4, 6.25%, due 10/25/32	2,060
65,971	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-17, Class 2A6, 3.50%, due 07/25/18	67,732
121,424	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.25%, due 11/25/33	126,210
90,000	GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6, 5.40%, due 08/10/38†	96,481
130,000	Honda Auto Receivables Owner Trust, Series 2010-1, Class A3, 1.25%, due 10/21/13	130,710
97,333	MASTR Alternative Loans Trust, Series 2004-8, Class 7A1, 5.00%, due 09/25/19	101,790
143,005	MASTR Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, due 09/25/18	145,172
100,000	Morgan Stanley Re-REMIC Trust, Series 2010-HQ4B, Class A7A, 4.97%, due 04/16/40 144A	105,665
125,314	NCUA Guaranteed Notes, Series 2010-C1, Class A1, 1.60%, due 10/29/20	122,302
71,995	NCUA Guaranteed Notes, Series 2010-R3, Class 3A, 2.40%, due 12/08/20	70,847
95,534	Residential Asset Securitization Trust, Series 2003-A14, Class A1, 4.75%, due 02/25/19	99,450
200,000	WaMu Mortgage Pass-Through Certificates, Series 2003-S1, Class A5, 5.50%, due 04/25/33	206,688
184,844	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-MS2, Class 3A1, 5.00%, due 03/25/18	188,936

		2,454,280

	Mortgage Backed Securities - U.S. Government Agency Obligations — 14.8%

33,866	FHLMC, Series 2394, Class KD, 6.00%, due 12/15/16	36,363
110,693	FHLMC, Series 2405, Class PE, 6.00%, due 01/15/17	118,663
82,076	FHLMC, Series 2513, Class DM, 5.50%, due 10/15/17	89,256
60,683	FHLMC, Series 2566, Class LH, 5.00%, due 04/15/32	63,129
195,356	FHLMC, Series 2590, Class AQ, 4.25%, due 03/15/18	206,625
43,331	FHLMC, Series 2594, Class YA, 4.00%, due 04/15/23	45,646
36,491	FHLMC, Series 2610, Class DJ, 4.00%, due 03/15/33	37,416
47,360	FHLMC, Series 2614, Class NA, 3.75%, due 04/15/33	48,956
85,117	FHLMC, Series 2614, Class UD, 5.50%, due 06/15/31	87,278
39,056	FHLMC, Series 2617, Class KD, 5.00%, due 05/15/20	41,132
84,961	FHLMC, Series 2644, Class ED, 4.00%, due 02/15/18	88,561
150,000	FHLMC, Series 2668, Class OG, 5.00%, due 03/15/32	160,248

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

24,176	FHLMC, Series 2672, Class HA, 4.00%, due 09/15/16	24,559
60,000	FHLMC, Series 2675, Class CK, 4.00%, due 09/15/18	63,267
170,000	FHLMC, Series 2682, Class LC, 4.50%, due 07/15/32	180,816
200,000	FHLMC, Series 2695, Class BG, 4.50%, due 04/15/32	212,837
185,000	FHLMC, Series 2709, Class PE, 5.00%, due 12/15/22	199,091
50,000	FHLMC, Series 2714, Class BQ, 4.50%, due 12/15/18	53,518
305,000	FHLMC, Series 2734, Class PG, 5.00%, due 07/15/32	326,535
250,000	FHLMC, Series 2737, Class YC, 5.00%, due 02/15/29	256,724
109,349	FHLMC, Series 2751, Class VC, 5.00%, due 02/15/15	110,319
179,745	FHLMC, Series 2758, Class VG, 5.50%, due 02/15/15	191,796
116,460	FHLMC, Series 2760, Class LB, 4.50%, due 01/15/33	123,505
120,000	FHLMC, Series 2827, Class QE, 5.50%, due 03/15/33	128,300
120,000	FHLMC, Series 2840, Class BC, 5.00%, due 01/15/32	126,009
92,398	FHLMC, Series 2864, Class NA, 5.50%, due 01/15/31	97,447
107,290	FHLMC, Series 2866, Class W, 4.50%, due 08/15/34	113,809
146,821	FHLMC, Series 2881, Class AE, 5.00%, due 08/15/34	157,252
130,000	FHLMC, Series 2899, Class KB, 4.50%, due 03/15/19	137,756
255,000	FHLMC, Series 2929, Class PE, 5.00%, due 05/15/33	273,344
83,933	FHLMC, Series 2931, Class AM, 4.50%, due 07/15/19	88,136
200,000	FHLMC, Series 2931, Class DC, 4.00%, due 06/15/18	209,671
225,000	FHLMC, Series 2931, Class QC, 4.50%, due 01/15/19	237,580
50,000	FHLMC, Series 2962, Class YE, 4.50%, due 09/15/18	52,972
62,872	FHLMC, Series 3001, Class BN, 4.50%, due 06/15/33	66,427
185,089	FHLMC, Series 3035, Class PA, 5.50%, due 09/15/35	199,570
87,000	FHLMC, Series 3088, Class CK, 5.50%, due 06/15/33	91,168
9,034	FHLMC, Series 3196, Class PA, 5.25%, due 08/15/11	9,069
249,074	FHLMC, Series 3325, Class JL, 5.50%, due 06/15/37	268,895
64,252	FHLMC Gold Pool, 4.00%, due 05/01/14	66,093
71,338	FHLMC Gold Pool, 5.50%, due 05/01/27	76,186
84,332	FNMA, 5.00%, due 12/01/14	87,936
112,983	FNMA, 5.00%, due 05/01/23	120,724
60,622	FNMA, 5.00%, due 08/01/23	64,775
154,994	FNMA, 6.00%, due 07/01/22	170,862
209,399	FNMA, 6.00%, due 09/01/22	230,836
93,576	FNMA, 6.00%, due 06/01/25	102,159
34,157	FNMA, 6.50%, due 07/01/13	37,396
49,986	FNMA, Series 2001-51, Class GH, 5.50%, due 10/25/31	54,673
34,816	FNMA, Series 2002-19, Class PE, 6.00%, due 04/25/17	37,382
95,601	FNMA, Series 2002-63, Class NB, 5.50%, due 10/25/32	104,555
107,738	FNMA, Series 2003-14, Class AQ, 3.50%, due 03/25/33	111,966
139,143	FNMA, Series 2003-21, Class OA, 4.00%, due 03/25/33	140,135
101,509	FNMA, Series 2003-35, Class UN, 4.25%, due 05/25/33	106,984
123,563	FNMA, Series 2003-39, Class LD, 4.50%, due 10/25/22	128,773
49,894	FNMA, Series 2003-42, Class EP, 4.00%, due 11/25/22	51,794
57,358	FNMA, Series 2003-45, Class AB, 3.75%, due 05/25/33	59,303
100,000	FNMA, Series 2003-64, Class TH, 5.00%, due 07/25/23	107,671
106,475	FNMA, Series 2003-92, Class GA, 4.50%, due 09/25/18	110,881

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

110,000	FNMA, Series 2004-81, Class KD, 4.50%, due 07/25/18	115,349
174,950	FNMA, Series 2005-62, Class CQ, 4.75%, due 07/25/35	184,771
152,220	FNMA, Series 2007-59, Class AQ, 5.75%, due 07/25/35	164,337
89,208	FNMA REMIC, Series 1998-37, Class VZ, 6.00%, due 06/17/28	98,140
125,000	FNMA REMIC, Series 2004-101, Class PD, 5.00%, due 06/25/30	131,716
233,347	FNMA REMIC, Series 2004-90, Class GA, 4.35%, due 03/25/34	244,403
162,713	FNMA REMIC, Series 2005-31, Class PA, 5.50%, due 10/25/34	178,039
50,285	FNMA REMIC, Series 2005-58, Class MA, 5.50%, due 07/25/35	55,146
160,000	GNMA, 4.50%, due 11/16/28	169,533
278,557	GNMA, 4.50%, due 03/20/34	287,937
80,050	GNMA, 5.00%, due 10/20/31	86,454
228,000	GNMA, 5.00%, due 11/20/32	241,331
138,801	GNMA, 5.00%, due 06/20/38	148,441
92,908	GNMA, 5.25%, due 11/20/37	98,851
281,000	GNMA, 5.50%, due 05/20/32	303,001
129,137	GNMA, 5.50%, due 02/20/33	141,262
182,985	GNMA REMIC, 5.00%, due 08/16/33	192,109
112,638	GNMA REMIC, 5.50%, due 03/16/37	122,193
74,773	GNMA REMIC, 6.00%, due 10/20/31	82,259

		10,040,001

	U.S. Government and Agency Obligations — 49.8%

150,000	Federal Farm Credit Bank, 3.70%, due 05/15/13	158,760
225,000	Federal Farm Credit Bank, 4.63%, due 06/11/12	236,058
117,000	Federal Farm Credit Bank, 5.45%, due 12/11/13	129,923
900,000	Federal Home Loan Bank, 1.13%, due 03/09/12	906,693
1,000,000	Federal Home Loan Bank, 1.13%, due 05/18/12	1,007,975
2,000,000	Federal Home Loan Bank, 1.88%, due 06/20/12	2,034,224
1,200,000	Federal Home Loan Bank, 1.88%, due 06/21/13	1,223,583
1,000,000	Federal Home Loan Bank, 2.00%, due 09/14/12	1,020,321
235,000	Federal Home Loan Bank, 2.38%, due 03/14/14	241,277
910,000	Federal Home Loan Bank, 4.25%, due 06/14/13	974,769
500,000	Federal Home Loan Bank, 4.75%, due 02/13/15	553,080
195,000	Federal Home Loan Bank, 5.13%, due 05/24/13	212,341
300,000	Federal Home Loan Bank, 6.05%, due 05/12/14	340,579
1,000,000	Federal Home Loan Mortgage Corp., 1.00%, due 08/28/12	1,006,168
700,000	Federal Home Loan Mortgage Corp., 1.75%, due 06/15/12	711,061
280,000	Federal Home Loan Mortgage Corp., 4.00%, due 06/12/13	298,562
125,000	Federal Home Loan Mortgage Corp., 4.75%, due 01/19/16	138,602
175,000	Federal Home Loan Mortgage Corp., 5.00%, due 01/30/14	192,814
1,000,000	FNMA, 1.00%, due 04/04/12	1,006,516
200,000	FNMA, 1.00%, due 09/23/13	199,247
560,000	FNMA, 4.63%, due 10/15/13	608,415
445,000	FNMA, 4.75%, due 02/21/13	477,623
150,000	U.S. Treasury Note, 0.38%, due 10/31/12	149,525
1,000,000	U.S. Treasury Note, 0.63%, due 06/30/12	1,002,736

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
(showing percentage of net assets)
March 31, 2011

Par Value ($)	Description	Value ($)
	U.S. Government and Agency Obligations — continued

200,000	U.S. Treasury Note, 0.63%, due 12/31/12	199,859
70,000	U.S. Treasury Note, 0.63%, due 01/31/13	69,885
2,400,000	U.S. Treasury Note, 0.75%, due 08/15/13	2,388,187
7,865,000	U.S. Treasury Note, 0.88%, due 02/29/12	7,907,361
1,900,000	U.S. Treasury Note, 1.00%, due 04/30/12	1,913,427
1,300,000	U.S. Treasury Note, 1.00%, due 07/15/13	1,302,232
200,000	U.S. Treasury Note, 1.25%, due 08/31/15	193,875
600,000	U.S. Treasury Note, 1.25%, due 09/30/15	580,360
200,000	U.S. Treasury Note, 1.38%, due 01/15/13	202,398
3,000,000	U.S. Treasury Note, 1.38%, due 03/15/13	3,035,268
260,000	U.S. Treasury Note, 1.75%, due 04/15/13	264,958
150,000	U.S. Treasury Note, 1.75%, due 07/31/15	148,898
250,000	U.S. Treasury Note, 1.88%, due 06/30/15	249,903
200,000	U.S. Treasury Note, 2.13%, due 12/31/15	200,078
135,000	U.S. Treasury Note, 2.13%, due 02/29/16	134,599
200,000	U.S. Treasury Note, 2.25%, due 01/31/15	204,156

		33,826,296

	TOTAL DEBT OBLIGATIONS (COST $67,140,185)	67,300,866

	SHORT-TERM INVESTMENTS — 0.7%

	Bank Deposits — 0.7%

483,179	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/11	483,179

	TOTAL SHORT-TERM INVESTMENTS (COST $483,179)	483,179

	TOTAL INVESTMENTS — 99.8% (Cost $67,623,364)	67,784,045

	Other Assets and Liabilities (net) — 0.2%	165,460

	NET ASSETS — 100.0%	$67,949,505

	Notes to Schedule of Investments:

	FHLMC — Federal Home Loan Mortgage Corporation

	FNMA — Federal National Mortgage Association

	GNMA — Government National Mortgage Association

	REMIC — Real Estate Mortgage Investment Conduit

	¤ Illiquid security. The total market value of the securities at period end is $1 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2011 was $77,673.

	† Floating rate note. Rate shown is as of March 31, 2011.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $2,238,122 which represents 3.3% of net assets.

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund
Schedule of Investments (Continued)
March 31, 2011

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	99.1
Short-Term Investments	0.7
Other Assets and Liabilities (net)	0.2

100.0%

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Assets and Liabilities
March 31, 2011

	MGI US Large Cap	MGI US Large Cap	MGI US Small/Mid Cap	MGI US Small/Mid Cap
	Growth Equity Fund	Value Equity Fund	Growth Equity Fund	Value Equity Fund
Assets
Investments, at value(a)	$426,344,058	$419,414,301	$301,097,442	$294,582,386
Receivable for investments sold	4,394,324	5,095,839	1,434,504	4,003,837
Dividend and interest receivable	250,062	791,433	48,434	280,578
Receivable for expenses reimbursed by Advisor	22,951	29,197	18,398	14,273
Foreign tax reclaims receivable	4,550	36,769	—	—
Prepaid expenses	—	—	395	475

Total assets	431,015,945	425,367,539	302,599,173	298,881,549

Liabilities
Payable for investments purchased	2,772,703	4,228,765	644,161	2,461,806
Payable for Fund shares repurchased	126,105	347,979	681,642	500,000
Payable to affiliate for:
Advisor fee	195,083	187,234	225,255	220,601
Trustees fees	5,171	4,996	3,624	3,517
Accrued expenses	76,886	80,704	64,684	69,735

Total liabilities	3,175,948	4,849,678	1,619,366	3,255,659

Net assets	$427,839,997	$420,517,861	$300,979,807	$295,625,890

Net assets consist of:
Paid-in capital	367,863,821	513,798,105	229,560,281	243,603,751
Accumulated undistributed (distributions in excess of) net investment income	68,519	1,592,025	(1,346)	55,569
Accumulated net realized gain (loss)	(38,971,616)	(158,876,704)	2,961,966	(7,536,769)
Net unrealized appreciation on investments and foreign currencies	98,879,273	64,004,435	68,458,906	59,503,339

Net assets	$427,839,997	$420,517,861	$300,979,807	$295,625,890

Net assets attributable to:
Class Y-3 shares	$427,839,997	$420,517,861	$300,979,807	$295,625,890

Shares outstanding:
Class Y-3	35,101,450	50,995,937	24,105,301	27,777,133

Net asset value per share:
Class Y-3	$12.19	$8.25	$12.49	$10.64

(a) Investments at cost	327,464,878	355,410,471	232,638,536	235,079,047

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Assets and Liabilities (Continued)
March 31, 2011

	MGI Non-US Core	MGI Core Opportunistic	MGI US Short Maturity
	Equity Fund	Fixed Income Fund	Fixed Income Fund
Assets
Investments, at value(a)	$1,562,217,496	$1,221,018,359	$67,784,045
Foreign currency, at value(b)	2,989,725	766,199	—
Receivable for investments sold	11,439,709	1,274,740	159,618
Receivable for TBA securities sold	—	207,669,532	—
Dividend and interest receivable	5,617,490	5,850,275	307,399
Receivable for open forward foreign currency contracts	5,439,807	380,354	—
Cash collateral held at broker on open future contracts	316,204	482,273	—
Receivable for variation margin on open futures contracts	16,646	109,402	—
Receivable for expenses reimbursed by Advisor	202,376	94,454	10,738
Swap contracts, at value (up-front net premiums paid of $138,092)	—	147,501	—
Foreign tax reclaims receivable	893,983	—	—
Prepaid expenses	2,937	2,104	—

Total assets	1,589,136,373	1,437,795,193	68,261,800

Liabilities
Payable for investments purchased	18,755,689	4,196,113	242,970
Payable for TBA securities purchased	—	377,436,857	—
Payable for Fund shares repurchased	270,882	—	—
Swap contracts, at value (up-front net premiums received of $78,631)	—	120,213	—
Payable for open forward foreign currency contracts	5,091,876	1,088,191	—
Cash collateral on TBA due to broker	—	1,100,000	—
Payable for variation margin on open futures contracts	74,656	—	—
Payable to affiliate for:
Advisor fee	965,204	304,121	14,439
Trustees fees	18,310	12,457	853
Written options, at value(c)	—	1,445,007	—
TBA Sale Commitments(d)	—	8,853,750	—
Accrued expenses	431,117	211,160	54,033

Total liabilities	25,607,734	394,767,869	312,295

Net assets	$1,563,528,639	$1,043,027,324	$67,949,505

Net assets consist of:
Paid-in capital	1,527,616,387	1,035,403,986	72,167,028
Accumulated undistributed net investment income	8,875,424	5,583,850	251,716
Accumulated net realized loss	(118,927,393)	(3,091,527)	(4,629,920)
Net unrealized appreciation on investments, futures contracts, options written, short sales, swap contracts and foreign currencies	145,964,221	5,131,015	160,681

Net assets	$1,563,528,639	$1,043,027,324	$67,949,505

Net assets attributable to:
Class Y-3 shares	$1,563,528,639	$1,043,027,324	$67,949,505

Shares outstanding:
Class Y-3	149,447,493	101,952,192	7,107,326

Net asset value per share:
Class Y-3	$10.46	$10.23	$9.56

(a) Investments at cost	1,416,514,735	1,215,227,647	67,623,364

(b) Foreign currency at cost	2,960,108	739,869	—

(c) Premiums on written options	—	1,013,596	—

(d) Proceeds for TBA Sale Commitments	—	8,924,063	—

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Operations
For the Year Ended March 31, 2011

	MGI US Large Cap	MGI US Large Cap	MGI US Small/Mid Cap	MGI US Small/Mid Cap
	Growth Equity Fund	Value Equity Fund	Growth Equity Fund	Value Equity Fund
Investment Income:
Interest	$688	$657	$700	$426
Dividends	3,064,205	7,486,292	1,455,300	3,907,800
Withholding taxes	(11,774)	(78,967)	(9,353)	(16,408)
Other income	—	—	—	620

Total investment income	3,053,119	7,407,982	1,446,647	3,892,438

Expenses:
Advisory fees	2,010,212	1,893,068	2,236,673	2,238,026
Transfer agent fees	36,508	35,532	24,840	24,857
Custodian and fund accounting fees	137,381	156,229	133,271	147,460
Audit fees	43,783	43,543	42,052	43,732
Legal fees	42,971	42,241	28,897	29,322
Trustees fees	19,295	18,799	13,876	12,261
Registration fees	—	1,194	1,308	1,754
Blue Sky fees	20,500	20,500	19,500	19,500
Miscellaneous	37,936	39,013	26,366	27,141

Total expenses	2,348,586	2,250,119	2,526,783	2,544,053
Reimbursement of expenses	(265,277)	(285,615)	(240,404)	(256,294)

Net expenses	2,083,309	1,964,504	2,286,379	2,287,759

Net investment income (loss)	969,810	5,443,478	(839,732)	1,604,679

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	41,730,195	36,794,737	46,137,198	34,456,943
Closed futures contracts	—	—	—	197,022
Forward foreign currency contracts and foreign currency related transactions	83	756	—	(11)

Net realized gain	41,730,278	36,795,493	46,137,198	34,653,954

Change in net unrealized appreciation (depreciation) on:
Investments	33,034,961	1,045,566	26,841,376	26,117,811
Forward foreign currency contracts and foreign currency related translations	(214)	459	—	—

Change in net unrealized appreciation (depreciation)	33,034,747	1,046,025	26,841,376	26,117,811

Net realized and unrealized gain	74,765,025	37,841,518	72,978,574	60,771,765

Net increase in net assets resulting from operations	$75,734,835	$43,284,996	$72,138,842	$62,376,444

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Operations (Continued)
For the Year Ended March 31, 2011

	MGI Non-US Core	MGI Core Opportunistic	MGI US Short Maturity
	Equity Fund	Fixed Income Fund	Fixed Income Fund
Investment Income:
Interest	$12,772	$28,723,871	$1,211,706
Dividends	35,065,067	96,713	—
Withholding taxes	(2,805,324)	(1,351)	(8)
Other income	98	91,314	—

Total investment income	32,272,613	28,910,547	1,211,698

Expenses:
Advisory fees	9,275,288	3,168,415	157,618
Transfer agent fees	124,478	91,992	6,354
Custodian and fund accounting fees	1,595,648	449,485	48,695
Audit fees	67,073	65,758	47,699
Legal fees	143,109	108,070	7,500
Trustees fees	70,054	49,046	2,076
Registration fees	46,172	33,437	2,465
Blue Sky fees	21,800	20,500	20,300
Interest expense	1,304	—	—
Miscellaneous	130,314	98,132	6,610

Total expenses	11,475,240	4,084,835	299,317
Reimbursement of expenses	(1,223,611)	(700,552)	(97,565)

Net expenses	10,251,629	3,384,283	201,752

Net investment income	22,020,984	25,526,264	1,009,946

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	78,824,518	16,828,542	80,377
TBA Sale Commitments	—	(111,102)	—
Swap contracts	—	(190,821)	—
Closed futures contracts	1,108,961	(1,822,978)	—
Written option contracts	—	2,140,238	—
Forward foreign currency contracts and foreign currency related transactions	(597,807)	(389,068)	—

Net realized gain	79,335,672	16,454,811	80,377

Change in net unrealized appreciation (depreciation) on:
Investments	40,813,335	9,577,549	220,390
TBA Sale Commitments	—	114,123	—
Swap contracts	—	(13,934)	—
Open futures contracts	(313,842)	(620,094)	—
Written option contracts	—	(1,338,733)	—
Forward foreign currency contracts and foreign currency related translations*	(445,621)	(719,578)	—

Change in net unrealized appreciation (depreciation)	40,053,872	6,999,333	220,390

Net realized and unrealized gain	119,389,544	23,454,144	300,767

Net increase in net assets resulting from operations	$141,410,528	$48,980,408	$1,310,713

*	Net of Brazilian Imposto sobre Operacoes Financeiras (“IOF”) tax of $339,336 for the Non-US Core Equity Fund.

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Changes in Net Assets

	MGI US Large Cap		MGI US Large Cap
	Growth Equity Fund		Value Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$969,810	$1,807,441	$5,443,478	$5,517,781
Net realized gain (loss)	41,730,278	7,583,635	36,795,493	14,002,743
Change in net unrealized appreciation (depreciation)	33,034,747	118,744,206	1,046,025	104,746,159

Net increase in net assets from operations	75,734,835	128,135,282	43,284,996	124,266,683

Distributions to shareholders from:
Net investment income
Class Y-3	(1,533,041)	(1,636,702)	(4,947,427)	(6,388,716)

Total distributions from net investment income	(1,533,041)	(1,636,702)	(4,947,427)	(6,388,716)

Net share transactions:
Class Y-3	(6,153,449)	(44,447,319)	24,392,816	(15,490,501)

Increase (decrease) in net assets resulting from net shares transactions	(6,153,449)	(44,447,319)	24,392,816	(15,490,501)

Net increase in net assets	68,048,345	82,051,261	62,730,385	102,387,466

Net assets:
Beginning of year	359,791,652	277,740,391	357,787,476	255,400,010

End of year	$427,839,997	$359,791,652	$420,517,861	$357,787,476

Undistributed net investment income included in net assets at end of year	$68,519	$648,001	$1,592,025	$1,142,161

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Changes in Net Assets (Continued)

	MGI US Small/Mid Cap		MGI US Small/Mid
	Growth Equity Fund		Cap Value Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(839,732)	$(814,541)	$1,604,679	$1,438,852
Net realized gain (loss)	46,137,198	7,900,642	34,653,954	22,772,802
Change in net unrealized appreciation (depreciation)	26,841,376	69,808,228	26,117,811	58,698,736

Net increase in net assets from operations	72,138,842	76,894,329	62,376,444	82,910,390

Distributions to shareholders from:
Net investment income
Class Y-3	—	—	(2,802,122)	(726,197)

Total distributions from net investment income	—	—	(2,802,122)	(726,197)

Net share transactions:
Class Y-3	8,175,853	10,654,783	13,949,227	15,332,542

Increase in net assets resulting from net shares transactions	8,175,853	10,654,783	13,949,227	15,332,542

Net increase in net assets	80,314,695	87,549,112	73,523,549	97,516,735

Net assets:
Beginning of year	220,665,112	133,116,000	222,102,341	124,585,606

End of year	$300,979,807	$220,665,112	$295,625,890	$222,102,341

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,346)	$(1,490)	$55,569	$1,035,621

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Changes in Net Assets (Continued)

	MGI Non-US Core		MGI Core Opportunistic
	Equity Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$22,020,984	$15,605,121	$25,526,264	$23,680,726
Net realized gain (loss)	79,335,672	(23,231,409)	16,454,811	232,740
Change in net unrealized appreciation (depreciation)	40,053,872	304,173,644	6,999,333	50,006,934

Net increase in net assets from operations	141,410,528	296,547,356	48,980,408	73,920,400

Distributions to shareholders from:
Net investment income
Class Y-3	(26,060,738)	(11,295,302)	(34,487,212)	(16,542,961)

Total distributions from net investment income	(26,060,738)	(11,295,302)	(34,487,212)	(16,542,961)

Net realized gains
Class Y-3	—	—	(13,790,283)	—

Total distributions from net realized gains	—	—	(13,790,283)	—

Net share transactions:
Class Y-3	405,347,432	272,036,603	283,544,769	307,055,205

Increase in net assets resulting from net shares transactions	405,347,432	272,036,603	283,544,769	307,055,205

Net increase in net assets	520,697,222	557,288,657	284,247,682	364,432,644

Net assets:
Beginning of year	1,042,831,417	485,542,760	758,779,642	394,346,998

End of year	$1,563,528,639	$1,042,831,417	$1,043,027,324	$758,779,642

Undistributed net investment income included in net assets at end of year	$8,875,424	$8,689,263	$5,583,850	$14,605,414

See accompanying Notes to the Financial Statements.

MGI Funds

Statements of Changes in Net Assets (Continued)

	MGI US Short Maturity
	Fixed Income Fund
	Year Ended	Year Ended
	March 31, 2011	March 31, 2010
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,009,946	$1,020,602
Net realized gain (loss)	80,377	(337,871)
Change in net unrealized appreciation (depreciation)	220,390	2,324,878

Net increase in net assets from operations	1,310,713	3,007,609

Distributions to shareholders from:
Net investment income
Class Y-3	(1,083,585)	(843,009)

Total distributions from net investment income	(1,083,585)	(843,009)

Net share transactions:
Class Y-3	20,235,277	26,418,530

Increase in net assets resulting from net shares transactions	20,235,277	26,418,530

Net increase in net assets	20,462,405	28,583,130

Net assets:
Beginning of year	47,487,100	18,903,970

End of year	$67,949,505	$47,487,100

Undistributed net investment income included in net assets at end of year	$251,716	$325,355

See accompanying Notes to the Financial Statements.

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	03/31/11		03/31/10	03/31/09	03/31/08	03/31/07

Net asset value at beginning of year	$10.08		$6.85	$10.20	$10.54	$10.58

Net investment income†	0.03		0.05	0.04	0.03	0.04
Net realized and unrealized gain (loss) on investments	2.12		3.23	(3.37)	(0.06)	0.09

Total from investment operations	2.15		3.28	(3.33)	(0.03)	0.13

Less dividends and distributions:
From net investment income	(0.04)		(0.05)	(0.02)	(0.03)	(0.02)
From net realized gain on investments	—		—	—	(0.28)	(0.15)

Total dividends and distributions	(0.04)		(0.05)	(0.02)	(0.31)	(0.17)

Net asset value at end of year	$12.19		$10.08	$6.85	$10.20	$10.54

Total investment return(a)	21.38%		47.85%	(32.62)%	(0.55)%	1.28%

Ratios/Supplemental Data:
Net investment income to average net assets	0.27%		0.54%	0.43%	0.25%	0.40%
Net expenses to average daily net assets	0.57%		0.57%	0.57%	0.57%	0.57%
Total expenses (before reimbursements) to average daily net assets	0.64%		0.66%	0.65%	0.68%	0.75%
Portfolio turnover rate	106	%(b)	102%	93%	129%	77%
Net assets at end of year (in 000’s)	$427,840		$359,792	$277,740	$381,775	$308,879

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(b)	Portfolio turnover calculation does not include $23,568,413 of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

MGI US Large Cap Value Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year Ended		Year Ended	Year Ended		Year Ended	Year Ended
	03/31/11		03/31/10	03/31/09		03/31/08	03/31/07

Net asset value at beginning of year	$7.52		$5.18	$9.39		$11.77	$10.82

Net investment income†	0.11		0.11	0.19		0.20	0.19
Net realized and unrealized gain (loss) on investments	0.72		2.37	(4.23)		(1.77)	1.10

Total from investment operations	0.83		2.48	(4.04)		(1.57)	1.29

Less dividends and distributions:
From net investment income	(0.10)		(0.14)	(0.17)		(0.16)	(0.14)
From net realized gain on investments	—		—	(0.00	)(a)	(0.65)	(0.20)

Total dividends and distributions	(0.10)		(0.14)	(0.17)		(0.81)	(0.34)

Net asset value at end of year	$8.25		$7.52	$5.18		$9.39	$11.77

Total investment return(b)	11.07%		47.96%	(43.31)%		(13.95)%	11.98%

Ratios/Supplemental Data:
Net investment income to average net assets	1.52%		1.69%	2.57%		1.76%	1.67%
Net expenses to average daily net assets	0.55%		0.55%	0.55%		0.55%	0.55%
Total expenses (before reimbursements) to average daily net assets	0.63%		0.64%	0.64%		0.67%	0.72%
Portfolio turnover rate	117	%(c)	128%	238%		132%	67%
Net assets at end of year (in 000’s)	$420,518		$357,787	$255,400		$376,226	$314,038

(a)	Amount rounds to less than $0.01 per share.
(b)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	Portfolio turnover calculation does not include $21,956,759 of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/11	03/31/10	03/31/09	03/31/08	03/31/07

Net asset value at beginning of year	$9.75	$6.19	$9.84	$11.66	$11.99

Net investment loss†	(0.03)	(0.04)	(0.03)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	2.77	3.60	(3.55)	(0.94)	0.37

Total from investment operations	2.74	3.56	(3.58)	(0.99)	0.32

Less dividends and distributions:
From net realized gain on investments	—	—	(0.07)	(0.83)	(0.65)

Total dividends and distributions	—	—	(0.07)	(0.83)	(0.65)

Net asset value at end of year	$12.49	$9.75	$6.19	$9.84	$11.66

Total investment return(a)	28.10%	57.51%	(36.43)%	(9.40)%	2.75%

Ratios/Supplemental Data:
Net investment loss to average net assets	(0.34)%	(0.45)%	(0.36)%	(0.39)%	(0.43)%
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.92%	0.92%
Total expenses (before reimbursements) to average daily net assets	1.02%	1.04%	1.07%	1.07%	1.15%
Portfolio turnover rate	107%	92%	170%	95%	77%
Net assets at end of year (in 000’s)	$300,980	$220,665	$133,116	$161,362	$132,178

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/11	03/31/10	03/31/09	03/31/08	03/31/07

Net asset value at beginning of year	$8.64	$5.26	$8.85	$11.32	$11.03

Net investment income†	0.05	0.06	0.09	0.10	0.10
Net realized and unrealized gain (loss) on investments	2.05	3.35	(3.61)	(2.13)	0.75

Total from investment operations	2.10	3.41	(3.52)	(2.03)	0.85

Less dividends and distributions:
From net investment income	(0.10)	(0.03)	(0.06)	(0.07)	(0.06)
From net realized gain on investments	—	—	(0.01)	(0.37)	(0.50)

Total dividends and distributions	(0.10)	(0.03)	(0.07)	(0.44)	(0.56)

Net asset value at end of year	$10.64	$8.64	$5.26	$8.85	$11.32

Total investment return(a)	24.36%	64.86%	(39.85)%	(18.26)%	7.90%

Ratios/Supplemental Data:
Net investment income to average net assets	0.65%	0.81%	1.20%	1.01%	0.93%
Net expenses to average daily net assets	0.92%	0.92%	0.92%	0.92%	0.92%
Total expenses (before reimbursements) to average daily net assets	1.02%	1.07%	1.08%	1.07%	1.17%
Portfolio turnover rate	95%	119%	120%	71%	139%
Net assets at end of year (in 000’s)	$295,626	$222,102	$124,586	$144,167	$118,166

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

MGI Non-US Core Equity Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	03/31/11	03/31/10	03/31/09	03/31/08	03/31/07(a)

Net asset value at beginning of period	$9.73	$6.29	$12.76	$13.76	$12.17

Net investment income†	0.17	0.17	0.25	0.32	0.06
Net realized and unrealized gain (loss) on investments	0.74	3.38	(6.51)	(0.41)	1.55

Total from investment operations	0.91	3.55	(6.26)	(0.09)	1.61

Less dividends and distributions:
From net investment income	(0.18)	(0.11)	(0.12)	(0.21)	(0.02)
From net realized gain on investments	—	—	(0.09)	(0.70)	—

Total dividends and distributions	(0.18)	(0.11)	(0.21)	(0.91)	(0.02)

Net asset value at end of period	$10.46	$9.73	$6.29	$12.76	$13.76

Total investment return(b)	9.45%	56.52%	(49.30)%	(1.09)%	13.24	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.76%	1.93%	2.68%	2.28%	0.75	%*
Net expenses to average daily net assets	0.82%	0.82%	0.82%	0.82%	0.82	%*
Total expenses (before reimbursements) to average daily net assets	0.92%	0.94%	0.95%	0.96%	1.06	%*
Portfolio turnover rate	87%	51%	64%	72%	36	%**
Net assets at end of period (in 000’s)	$1,563,529	$1,042,831	$485,543	$624,426	$475,351

(a)	Class commenced operations on August 18, 2006.
(b)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.
*	Annualized
**	Not annualized

See accompanying Notes to the Financial Statements.

MGI Core Opportunistic Fixed Income Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/11	03/31/10	03/31/09	03/31/08	03/31/07

Net asset value at beginning of year	$10.11	$9.00	$10.24	$10.21	$9.89

Net investment income†	0.29	0.40	0.50	0.51	0.48
Net realized and unrealized gain (loss) on investments	0.34	0.98	(0.91)	(0.10)	0.14

Total from investment operations	0.63	1.38	(0.41)	0.41	0.62

Less dividends and distributions:
From net investment income	(0.36)	(0.27)	(0.63)	(0.38)	(0.30)
From net realized gain on investments	(0.15)	—	(0.20)	—	—

Total dividends and distributions	(0.51)	(0.27)	(0.83)	(0.38)	(0.30)

Net asset value at end of year	$10.23	$10.11	$9.00	$10.24	$10.21

Total investment return(a)	6.25%	15.34%	(3.90)%	4.08%	6.30%

Ratios/Supplemental Data:
Net investment income to average net assets	2.79%	4.12%	5.16%	4.94%	4.74%
Net expenses to average daily net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Total expenses (before reimbursements) to average daily net assets	0.45%	0.47%	0.47%	0.48%	0.55%
Portfolio turnover rate	379%	276%	229%	229%	244%
Net assets at end of year (in 000’s)	$1,043,027	$758,780	$394,347	$527,340	$465,912

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

MGI US Short Maturity Fixed Income Fund

Financial Highlights (Continued)
(For a Class Y-3 share outstanding throughout each period)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	03/31/11	03/31/10	03/31/09	03/31/08	03/31/07

Net asset value at beginning of year	$9.51	$8.57	$10.01	$10.05	$9.98

Net investment income†	0.15	0.30	0.40	0.49	0.48
Net realized and unrealized gain (loss) on investments	0.06	0.83	(1.16)	(0.11)	0.06

Total from investment operations	0.21	1.13	(0.76)	0.38	0.54

Less dividends and distributions:
From net investment income	(0.16)	(0.19)	(0.68)	(0.42)	(0.47)

Total dividends and distributions	(0.16)	(0.19)	(0.68)	(0.42)	(0.47)

Net asset value at end of year	$9.56	$9.51	$8.57	$10.01	$10.05

Total investment return(a)	2.19%	13.19%	(7.52)%	3.72%	5.51%

Ratios/Supplemental Data:
Net investment income to average net assets	1.60%	3.24%	4.16%	4.80%	4.76%
Net expenses to average daily net assets	0.32%	0.32%	0.32%	0.32%	0.32%
Total expenses (before reimbursements) to average daily net assets	0.47%	0.61%	0.49%	0.49%	1.00%
Portfolio turnover rate	61%	589%	217%	131%	186%
Net assets at end of year (in 000’s)	$67,950	$47,487	$18,904	$62,172	$58,509

(a)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.

MGI Funds

Notes to the Financial Statements
March 31, 2011

1.	Organization

MGI Funds (the “Trust”) consists of seven series as follows: MGI US Large Cap Growth Equity Fund (“Large Cap Growth”), MGI US Large Cap Value Equity Fund (“Large Cap Value”), MGI US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth”), MGI US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”), MGI Non-US Core Equity Fund (“Non-US Core Equity”), MGI Core Opportunistic Fixed Income Fund (“Core Opportunistic”), and MGI US Short Maturity Fixed Income Fund (“Short Maturity”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust, established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Global Investments, Inc. (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund.

Each Fund is classified as “diversified” for purposes of the Investment Company Act of 1940 (“1940 Act”).

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Long-term total return, which includes capital appreciation and income
Large Cap Value	Long-term total return, which includes capital appreciation and income
Small/Mid Cap Growth	Long-term total return, comprised primarily of capital appreciation
Small/Mid Cap Value	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Opportunistic	Total return, consisting of both current income and capital appreciation
Short Maturity	Safety of principal and a moderate level of income

There can be no guarantee that a Fund will achieve its investment objective. Each Fund is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2011, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

Price; other over-the-counter securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the rate in effect at a uniform time on each business day (“Valuation Date”). Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

The Board of Trustees of the Trust (the “Board”) has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board. Certain fixed-income securities may be valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each Fund generally values short-term investments, which mature in 60 days or less, at amortized cost, which approximates market value; unless the Board determines that this approach does not represent fair value.

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund was to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The valuation techniques used by the Funds to measure fair value for the year ended March 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. The Funds follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements” (“ASC 820”). Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2011, Large Cap Growth, Large Cap Value, Small/Mid Cap Growth and Small/Mid Cap Value each held long-term investments determined using Level 1 inputs, with corresponding major categories as shown in the schedules of investments, and a short-term investment position in Euro Time Deposits as shown in the schedules of investments, which is determined using Level 2 inputs.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

The following is a summary of the inputs used as of March 31, 2011 in valuing the assets and liabilities of Non-US Core Equity, Core Opportunistic, and Short Maturity for which fair valuation was used:

Non-US Core Equity

ASSETS VALUATION INPUT

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Argentina	$1,415,304	$—	$—	$1,415,304
Australia	41,819,930	—	—	41,819,930
Austria	13,424,552	—	—	13,424,552
Belgium	20,433,167	—	—	20,433,167
Bermuda	16,174,170	—	—	16,174,170
Brazil	40,546,563	—	—	40,546,563
British Virgin Islands	355,839	—	—	355,839
Canada	18,033,257	—	—	18,033,257
Cayman Islands	6,464,779	—	—	6,464,779
China	7,047,730	—	—	7,047,730
Cyprus	2,481,529	—	—	2,481,529
Czech Republic	778,621	—	—	778,621
Denmark	15,834,386	—	—	15,834,386
Egypt	2,447,578	—	—	2,447,578
Finland	27,215,982	—	—	27,215,982
France	158,198,580	—	—	158,198,580
Germany	83,193,206	—	—	83,193,206
Greece	8,144,718	—	—	8,144,718
Hong Kong	9,269,913	—	—	9,269,913
Hungary	889,025	—	—	889,025
India	12,138,075	—	—	12,138,075
Indonesia	5,004,747	—	—	5,004,747
Ireland	6,064,227	—	—	6,064,227
Israel	17,710,453	—	—	17,710,453
Italy	32,909,948	—	—	32,909,948
Japan	264,302,470	—	—	264,302,470
Luxembourg	20,017,843	—	—	20,017,843
Malaysia	552,204	—	—	552,204
Mexico	11,295,117	—	—	11,295,117
Netherlands	38,330,705	—	—	38,330,705
Norway	24,948,440	—	—	24,948,440
Pakistan	1,121,224	—	—	1,121,224
Peru	2,651,249	—	—	2,651,249
Philippines	1,683,645	—	—	1,683,645
Poland	4,677,808	—	—	4,677,808
Portugal	1,951,077	—	—	1,951,077
Russia	11,644,373	—	—	11,644,373
Singapore	22,396,700	—	—	22,396,700
South Africa	14,579,094	—	—	14,579,094

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
South Korea	$33,326,963	$—	$—	$33,326,963
Spain	37,348,509	—	—	37,348,509
Sweden	27,931,504	—	—	27,931,504
Switzerland	107,156,277	—	—	107,156,277
Taiwan	13,643,223	—	—	13,643,223
Thailand	2,135,454	668,333	—	2,803,787
Turkey	10,148,502	—	—	10,148,502
United Kingdom	293,012,749	121,673	—	293,134,422
United States	5,957,050	—	—	5,957,050

Total Common Stocks	1,498,808,459	790,006	—	1,499,598,465

Investment Companies
United States	17,925,748	—	—	17,925,748

Total Investment Companies	17,925,748	—	—	17,925,748

Preferred Stocks
Brazil	1,826,536	—	—	1,826,536
Germany	4,502,737	—	—	4,502,737

Total Preferred Stocks	6,329,273	—	—	6,329,273

Rights
Germany	56,299	—	—	56,299

Total Rights	56,299	—	—	56,299

Warrants
Bermuda	—	5,044,240	—	5,044,240

Total Warrants	—	5,044,240	—	5,044,240

Options Purchased
Call Options	—	500,954	—	500,954
Put Options	—	565,227	—	565,227

Total Options Purchased	—	1,066,181	—	1,066,181

Short-Term Investments
Bank Deposit	—	32,197,290	—	32,197,290

Total Short-Term Investments	—	32,197,290	—	32,197,290

Forward Foreign Currency Contracts
Buys	—	5,384,471	—	5,384,471
Sales	—	55,336	—	55,336

Total Forward Foreign Currency Contracts	—	5,439,807	—	5,439,807

Futures Contracts
Buys	—	16,646	—	16,646

Total Futures Contracts	—	16,646	—	16,646

Total	$1,523,119,779	$44,554,170	$—	$1,567,673,949

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

LIABILITIES VALUATION INPUT

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Forward Foreign Currency Contracts
Buys	$—	$(424,023)	$—	$(424,023)
Sales	—	(4,667,853)	—	(4,667,853)

Total Forward Foreign Currency Contracts	—	(5,091,876)	—	(5,091,876)

Futures Contracts
Buys	—	(74,656)	—	(74,656)

Total Futures Contracts	—	(74,656)	—	(74,656)

Total	$—	$(5,166,532)	$—	$(5,166,532)

Core Opportunistic

ASSETS VALUATION INPUT

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset Backed Securities	$—	$44,664,531	$—	$44,664,531
Convertible Debt	—	249,900	—	249,900
Corporate Debt	—	238,320,255	—	238,320,255
Mortgage Backed Securities - Private Issuers	—	39,285,035	—	39,285,035
Mortgage Backed Securities - U.S. Government Agency Obligations	—	289,660,906	—	289,660,906
Municipal Obligations	—	25,801,021	—	25,801,021
Sovereign Debt Obligations	—	18,652,667	—	18,652,667
U.S. Government and Agency Obligations	159,760,483	13,631,731	—	173,392,214

Total Debt Obligations	159,760,483	670,266,046	—	830,026,529

Common Stocks
Building Materials	110,668	—	—	110,668
Diversified Financial Services	74,633	—	—	74,633
Oil & Gas Services	5,097	—	—	5,097

Total Common Stocks	190,398	—	—	190,398

Preferred Stocks
Banks	622,563	—	—	622,563
Diversified Financial Services	534,016	—	—	534,016
Sovereign	88,355	—	—	88,355

Total Preferred Stocks	1,244,934	—	—	1,244,934

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Warrants
Media	$3,607	$—	$—	$3,607
Oil & Gas Services	1,948	—	—	1,948

Total Warrants	5,555	—	—	5,555

Options Purchased
Call Options	—	11,141	—	11,141
Put Options	—	34,479	—	34,479

Total Options Purchased	—	45,620	—	45,620

Short-Term Investments
U.S. Government and Agency Obligations	171,862,069	47,895,268	—	219,757,337
Repurchase Agreements	—	16,600,000	—	16,600,000
Bank Deposit	—	153,147,986	—	153,147,986

Total Short-Term Investments	171,862,069	217,643,254	—	389,505,323

Forward Foreign Currency Contracts
Buys	—	376,691	—	376,691
Sales	—	3,663	—	3,663

Total Forward Foreign Currency Contracts	—	380,354	—	380,354

Futures Contracts
Buys	—	575,606	—	575,606
Sales	—	80,625	—	80,625

Total Futures Contracts	—	656,231	—	656,231

Credit Default Swaps	—	147,501	—	147,501

Total	$333,063,439	$889,139,006	$—	$1,222,202,445

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

LIABILITIES VALUATION INPUT

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
TBA Sale Commitments	$—	$(8,853,750)	$—	$(8,853,750)
Forward Foreign Currency Contracts
Buys	—	(94,927)	—	(94,927)
Sales	—	(993,264)	—	(993,264)

Total Forward Foreign Currency Contracts	—	(1,088,191)	—	(1,088,191)

Futures Contracts
Buys	—	(190,729)	—	(190,729)
Sales	—	(80,331)	—	(80,331)

Total Futures Contracts	—	(271,060)	—	(271,060)

Written Options	—	(1,445,007)	—	(1,445,007)

Credit Default Swaps	—	(120,213)	—	(120,213)

Total	$—	$(11,778,221)	$—	$(11,778,221)

Short Maturity

ASSETS VALUATION INPUT

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset Backed Securities	$—	$9,890,974	$—	$9,890,974
Corporate Debt	—	11,089,315	—	11,089,315
Mortgage Backed Securities - Private Issuers	—	2,454,280	—	2,454,280
Mortgage Backed Securities - U.S. Government Agency Obligations	—	10,040,001	—	10,040,001
U.S. Government and Agency Obligations	20,147,705	13,678,591	—	33,826,296

Total Debt Obligations	20,147,705	47,153,161	—	67,300,866

Short-Term Investments
Bank Deposits	—	483,179	—	483,179

Total Short-Term Investments	—	483,179	—	483,179

Total	$20,147,705	$47,636,340	$—	$67,784,045

There were no significant transfers between Level 1 and Level 2 securities within each of the Funds for the year ended March 31, 2011. The Funds recognize transfers between Levels as of the end of the reporting period.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

Disclosures about Derivative Instruments and Hedging Activities

The Funds follow FASB ASC 815 “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”), which requires enhanced disclosures about the Funds’ use of, and accounting for, derivative instruments and the effect on the results of each Fund’s operations and financial position.

Non-US Core Equity held rights during the year as a result of corporate actions. Non-US Core Equity and Core Opportunistic held warrants during the year as a result of corporate actions.

At March 31, 2011 and during the period then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Small/Mid Cap Value

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(9)	$197,022	$197,022

Total Net Realized Gain (Loss)	$197,022	$197,022

NUMBER OF CONTRACTS(17)

	Equity Risk	Total
Futures Contracts	7	7

Non-US Core Equity

ASSET DERIVATIVES

	Foreign
	Exchange Risk	Equity Risk	Total
Rights(1)	$—	$56,299	$56,299
Warrants(1)	—	5,044,240	5,044,240
Options Purchased(1)	1,066,181	—	1,066,181
Forward Foreign Currency Contracts(2)	5,439,807	—	5,439,807
Futures Contracts(3)	—	16,646	16,646

Total Value	$6,505,988	$5,117,185	$11,623,173

LIABILITY DERIVATIVES

	Foreign
	Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$(5,091,876)	$—	$(5,091,876)
Futures Contracts(3)	—	(74,656)	(74,656)

Total Value	$(5,091,876)	$(74,656)	$(5,166,532)

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

NET REALIZED GAIN (LOSS)

	Foreign
	Exchange Risk	Equity Risk	Total
Rights(7)	$—	$702,343	$702,343
Warrants(7)	—	(85,016)	(85,016)
Options Purchased(7)	(169,264)	—	(169,264)
Forward Foreign Currency Contracts(8)	1,116,943	—	1,116,943
Futures Contracts(9)	—	1,108,961	1,108,961

Total Net Realized Gain (Loss)	$947,679	$1,726,288	$2,673,967

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Foreign
	Exchange Risk	Equity Risk	Total
Rights(12)	$—	$56,299	$56,299
Warrants(12)	—	(782,740)	(782,740)
Options Purchased(12)	433,717	—	433,717
Forward Foreign Currency Contracts(13)	(401,001)	—	(401,001)
Futures Contracts(14)	—	(313,842)	(313,842)

Total Change in Net Unrealized Appreciation (Depreciation)	$32,716	$(1,040,283)	$(1,007,567)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign
	Exchange Risk	Equity Risk	Total
Rights	—	151,204	151,204
Warrants	—	179,182	179,182
Options Purchased	925,573,953	—	925,573,953
Forward Foreign Currency Contracts	3,641,047	—	3,641,047
Futures Contracts	—	231	231

Core Opportunistic

ASSET DERIVATIVES

	Interest Rate	Foreign		Equity
	Risk	Exchange Risk	Credit Risk	Risk	Total
Warrants(1)	$—	$—	$—	$5,555	$5,555
Options Purchased(1)	45,620	—	—	—	45,620
Forward Foreign Currency Contracts(2)	—	380,354	—	—	380,354
Futures Contracts(3)	656,231	—	—	—	656,231
Swap Contracts(4)	—	—	147,501	—	147,501

Total Value	$701,851	$380,354	$147,501	$5,555	$1,235,261

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

LIABILITY DERIVATIVES

	Interest	Foreign
	Rate Risk	Exchange Risk	Credit Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$—	$(1,088,191)	$—	$—	$(1,088,191)
Futures Contracts(3)	(271,060)	—	—	—	(271,060)
Options Written(6)	(1,429,845)	—	(15,162)	—	(1,445,007)
Swap Contracts(4)	—	—	(120,213)	—	(120,213)

Total Value	$(1,700,905)	$(1,088,191)	$(135,375)	$—	$(2,924,471)

NET REALIZED GAIN (LOSS)

	Interest	Foreign
	Rate Risk	Exchange Risk	Credit Risk	Equity Risk	Total
Options Purchased(7)	$(165,091)	$—	$—	$—	$(165,091)
Forward Foreign Currency Contracts(8)	—	(461,876)	—	—	(461,876)
Futures Contracts(9)	(1,822,978)	—	—	—	(1,822,978)
Options Written(10)	2,140,238	—	—	—	2,140,238
Swap Contracts (11)	(189,049)	—	(1,772)	—	(190,821)

Total Net Realized Gain (Loss)	$(36,880)	$(461,876)	$(1,772)	$—	$(500,528)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)

	Interest	Foreign
	Rate Risk	Exchange Risk	Credit Risk	Equity Risk	Total
Warrants(12)	$—	$—	$—	$2,211	$2,211
Options Purchased(12)	56,893	—	—	—	56,893
Forward Foreign Currency Contracts(13)	—	(769,525)	—	—	(769,525)
Futures Contracts(14)	(620,094)	—	—	—	(620,094)
Options Written(15)	(1,359,728)	—	20,995	—	(1,338,733)
Swap Contracts(16)	—	—	(13,934)	—	(13,934)

Total Change in Net Unrealized Appreciation (Depreciation)	$(1,922,929)	$(769,525)	$7,061	$2,211	$(2,683,182)

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Interest	Foreign
	Rate Risk	Exchange Risk	Credit Risk	Equity Risk	Total
Warrants	—	—	—	497	497
Options Purchased	2,933,364	—	—	—	2,933,364
Forward Foreign Currency Contracts	—	(774,939)	—	—	(774,939)
Futures Contracts	1,263	—	—	—	1,263
Options Written	(123,453,251)	—	(16,171,429)	—	(139,624,680)
Swap Contracts	7,233,333	—	11,058,333	—	18,291,666

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency contracts.
(3)	Cumulative appreciation (depreciation) on futures contracts is reported within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(4)	Statement of Assets and Liabilities location: Swap contracts, at value.
(5)	Statement of Assets and Liabilities location: Payable for open forward foreign currency contracts.
(6)	Statement of Assets and Liabilities location: Written options, at value.
(7)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Investments.
(8)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts and foreign currency related transactions.
(9)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.

(10)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(11)	Statement of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(12)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Investments.
(13)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts and foreign currency related transactions.
(14)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(15)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(16)	Statement of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(17)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the months that the Fund held such derivatives during the year ended March 31, 2011.

The Funds follow FASB ASC 815-10-50 “Disclosures about Credit Derivative and Certain Guarantees”. This applies to written credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees. See Note 2 for a description of credit derivative instruments.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

The following is a summary of open credit default swaps positions held in Core Opportunistic at March 31, 2011:

					Maximum
					Potential Amount
					of Future	Receive
					Payments by	(Pay)		Unrealized
Notional		Expiration		Buy/Sell	the Fund Under	Fixed	Deliverable	Appreciation
Amount	Currency	Date	Counterparty	Protection	the Contract	Rate	on Default	(Depreciation)	Value
400,000	USD	12/20/2015	Deutsche Bank AG	Buy	$400,000	(1.00%)	Starwood Hotels and Resorts, 6.75%, 05/15/18	$(25,283)	$3,521
900,000	USD	3/20/2016	Deutsche Bank AG	Buy	900,000	(1.00%)	Kinder Morgan, Inc., 6.50%, 09/01/12	(21,937)	20,257
1,400,000	USD	3/20/2016	Morgan Stanley Capital Services, Inc.	Buy	1,400,000	(1.00%)	Kinder Morgan, Inc., 6.50%, 09/01/12	(35,583)	31,511
1,600,000	USD	12/20/2019	Bank of America N.A.	Sell	1,600,000	1.00%	CDX.NA.IG.I3 (Rating: BAA+)*	7,236	(14,621)
1,300,000	USD	12/20/2019	UBS AG	Sell	1,300,000	1.00%	CDX.NA.IG.I3 (Rating: BAA+)*	7,672	(11,880)
8,500,000	USD	06/20/2015	Morgan Stanley Capital Services, Inc.	Buy	8,500,000	(1.00%)	CDX.NA.IG.I4	(56,490)	(93,712)
4,400,000	USD	03/20/2021	Goldman Sachs International	Sell	4,400,000	1.60%	State of Connecticut (Moody’s Rating: Aa2; S&P Rating: AA)	92,212	92,212

					$18,500,000			$(32,173)	$27,288

*	Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(b) Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

The Non-US Core Equity Fund is subject to a 2% Imposto sobre Operacoes Financeiras (“IOF”) transaction tax levied by the Brazilian government on certain foreign exchange transactions related to security transactions executed across Brazilian exchanges. The IOF tax has been included in net realized gain (loss) on forward contracts and foreign currency related transactions in the Statement of Operations.

(c) Cash and short-term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d) Securities lending

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Effective October 6, 2008, the Funds suspended their participation in the securities lending arrangement under which State Street Bank and Trust Company serves as lending agent (the “State Street Program”). As of March 31, 2011, no Fund had any portfolio securities on loan. The Advisor will determine if or when it becomes appropriate for the Funds to resume their participation in the State Street Program.

(e) Repurchase agreements

A Fund may enter into a repurchase agreement where the Fund purchases securities from a bank or broker-dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. See the Core Opportunistic Schedule of Investments for open repurchase agreements held as of March 31, 2011.

(f) Swaps

A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any nonperiodic payments received or due under the notional principal contract must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or the Subadvisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor and/or Subadvisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that a Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

During the year ended March 31, 2011, Core Opportunistic used swap agreements to control credit event risk and to increase or decrease credit exposure.

See the Core Opportunistic Schedule of Investments for a listing of open swap agreements as of March 31, 2011.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

(g) Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the CFTC for sale to customers in the United States, on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

During the year ended March 31, 2011, Non-US Core Equity used futures to adjust exposure to certain markets and maintain liquidity. Core Opportunistic used futures to adjust interest rate exposure and replicate government bond positions. Small Mid/Cap Value used futures to maintain market exposure in instances of cash inflow.

See the Non-US Core Equity and Core Opportunistic Schedules of Investments for a listing of open futures contracts as of March 31, 2011.

(h) Options

The Funds may purchase and sell (write) put and call options on debt securities and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

During the year ended March 31, 2011, Core Opportunistic used options to manage interest rate and volatility exposure.

See the Core Opportunistic Schedule of Investments for a listing of open written options contracts as of March 31, 2011.

Transactions in written option contracts for Core Opportunistic for the period ended March 31, 2011, is as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2010	92,600,968	$1,288,795
Options written	231,901,120	2,043,593
Options terminated in closing purchase transactions	(204,201,359)	(2,096,935)
Options expired	(1,800,499)	(221,857)

Options outstanding at March 31, 2011	118,500,230	$1,013,596

(i) Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2011, Non-US Core Equity used forward foreign currency contracts to adjust exposure to foreign currencies and to efficiently maintain liquidity. Core Opportunistic used forward foreign currency contracts to hedge, cross-hedge or to actively manage non-US Dollar exposures in the Fund.

See the Non-US Core Equity and Core Opportunistic Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2011.

(j) Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within the Statements of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k) When-issued/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as “to-be-announced” (“TBA”) securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date. See the Core Opportunistic Schedule of Investments for TBA sale commitments held as of March 31, 2011.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

(l) Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Funds’ Schedule of Investments for REIT securities held as of March 31, 2011.

(m) Mortgage-Related and other Asset-Backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedules of Investments for mortgage-backed and asset-backed securities held by Core Opportunistic and Short Maturity as of March 31, 2011.

(n) Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Core Opportunistic Schedule of Investments for indexed securities held as of March 31, 2011.

(o) Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

On March 31, 2011, the following Funds had capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring March 31
	2014	2015	2016	2017	2018	2019
Large Cap Growth	$—	$—	$—	$—	$29,279,257	$—
Large Cap Value	—	—	—	40,516,886	106,183,322	—
Small Mid/Cap Value	—	—	—	—	6,186,660	—
Non-US Core Equity	—	—	—	—	91,588,054	—
Short Maturity	56,196	89,734	96,969	1,337,794	2,821,093	221,547

For the year ended March 31, 2011, Core Opportunistic has elected to defer to April 1, 2011, post October 2010 capital losses of $2,915,297. All other differences are temporary losses related to wash sales, timing differences and organizational costs.

During the year ended March 31, 2011 the following Funds utilized capital loss carryforwards:

Fund
Large Cap Growth	$37,333,633
Large Cap Value	$30,489,956
Small/Mid Cap Growth	$39,424,516
Small/Mid Cap Value	$33,839,728
Non-US Core Equity	$62,244,349
Core Opportunistic	$3,871,779

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Management is currently evaluating the complete impact of the Act on the Funds’ financial statements.

As of March 31, 2011, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

				Net
	Federal	Tax Basis	Tax Basis	Unrealized
	Income Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Large Cap Growth	$337,157,239	$91,212,834	$(2,026,015)	$89,186,819
Large Cap Value	367,586,967	53,911,990	(2,084,656)	51,827,334
Small/Mid Cap Growth	234,778,608	68,128,157	(1,809,323)	66,318,834
Small/Mid Cap Value	236,475,422	60,129,607	(2,022,643)	58,106,964
Non-US Core Equity	1,444,901,510	148,509,327	(31,193,341)	117,315,986
Core Opportunistic	1,216,515,126	21,305,243	(16,802,010)	4,503,233
Short Maturity	67,644,702	449,379	(310,036)	139,343

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, REIT and other basis adjustments.

As of March 31, 2011, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2011 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2011 and March 31, 2010 the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2011		2010
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Large Cap Growth	$1,533,041	$—	$1,636,702	$—
Large Cap Value	4,947,427	—	6,388,716	—
Small/Mid Cap Growth	—	—	—	—
Small/Mid Cap Value	2,802,122	—	726,197	—
Non-US Core Equity	26,060,738	—	11,295,302	—
Core Opportunistic	48,273,520	3,975	16,542,961	—
Short Maturity	1,083,585	—	843,009	—

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Capital Losses	Unrealized	Total
	Ordinary	Long-Term	Other Temporary	Appreciation	Distributable
	Income	Gains	Differences	(Depreciation)	Earnings
Large Cap Growth	$75,726	$—	$(29,286,462)	$89,186,912	$59,976,176
Large Cap Value	1,598,892	—	(146,707,075)	51,827,939	(93,280,244)
Small/Mid Cap Growth	—	5,102,038	(1,346)	66,318,834	71,419,526
Small/Mid Cap Value	102,936	—	(6,187,761)	58,106,964	52,022,139
Non-US Core Equity	10,364,907	—	(91,597,629)	117,144,974	35,912,252
Core Opportunistic	5,390,669	966,028	(2,931,369)	4,198,010	7,623,338
Short Maturity	267,178	—	(4,624,044)	139,343	(4,217,523)

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(p) Allocation of expenses

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

(q) Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

(r) Credit agreement

The Trust has entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a revolving line of credit through June 27, 2011. Borrowings for each Fund under the Agreement are limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Total Net Assets provided borrowings do not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust will pay an annual commitment fee at the rate 0.15% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest is charged to the Funds based on its borrowings at a variable rate equal to the Overnight Rate plus 1.25%. The Funds did not borrow under the Agreement during the year ended March 31, 2011.

(s) Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Assets up to	Assets in excess of
	$750 million	$750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.90%
Small/Mid Cap Value	0.90%	0.90%
Non-US Core Equity	0.75%	0.73%
Core Opportunistic	0.35%	0.33%
Short Maturity	0.25%	0.23%

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses. For the year ended March 31, 2011, the fees were reimbursed to the extent that each Fund’s class expenses exceeded the net expense rates as set forth below of average daily net assets of the Fund class. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. These reimbursements are shown in the Reimbursement of expenses line in the Statements of Operations.

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.42%	1.37%	1.07%	0.92%
Small/Mid Cap Value	1.42%	1.37%	1.07%	0.92%
Non-US Core Equity	1.32%	1.27%	0.97%	0.82%
Core Opportunistic	0.87%	0.82%	0.52%	0.37%
Short Maturity	0.82%	0.77%	0.47%	0.32%

As of March 31, 2011 only Class Y-3 had commenced operations.

4.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended March 31, 2011, were as follows:

	Long-Term	Other Long-Term
	U.S. Government Securities	Securities
Purchases
Large Cap Growth	$—	$381,182,834
Large Cap Value	—	411,409,509
Small/Mid Cap Growth	—	263,572,130
Small/Mid Cap Value	—	244,999,326
Non-US Core Equity	—	1,455,626,604
Core Opportunistic	2,400,761,137	270,090,385
Short Maturity	38,877,655	26,585,510
Sales
Large Cap Growth	—	412,567,562
Large Cap Value	—	410,422,240
Small/Mid Cap Growth	—	257,174,332
Small/Mid Cap Value	—	232,686,117
Non-US Core Equity	—	1,059,735,273
Core Opportunistic	2,470,730,006	232,617,493
Short Maturity	29,929,802	7,460,052

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

5.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,060,891	$63,248,838	5,380,865	$42,037,528
Shares issued through in-kind contribution	2,176,215	23,568,413	—	—
Shares issued to shareholders in reinvestment of distributions	133,308	1,533,041	172,648	1,636,702
Shares repurchased	(8,952,482)	(94,503,741)	(10,435,073)	(88,121,549)

Net decrease	(582,068)	$(6,153,449)	(4,881,560)	$(44,447,319)

Large Cap Value

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	9,643,487	$70,765,558	8,870,678	$51,821,146
Shares issued through in-kind contribution	2,927,568	21,956,759	—	—
Shares issued to shareholders in reinvestment of distributions	640,858	4,947,427	907,488	6,388,716
Shares repurchased	(9,768,225)	(73,276,928)	(11,510,704)	(73,700,363)

Net increase (decrease)	3,443,688	$24,392,816	(1,732,538)	$(15,490,501)

Small/Mid Cap Growth

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	7,368,261	$70,741,691	5,364,502	$44,777,467
Shares repurchased	(5,892,339)	(62,565,838)	(4,228,699)	(34,122,684)

Net increase	1,475,922	$8,175,853	1,135,803	$10,654,783

Small/Mid Cap Value

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	8,135,739	$70,169,226	6,545,792	$47,406,898
Shares issued to shareholders in reinvestment of distributions	282,472	2,802,122	93,462	726,197
Shares repurchased	(6,342,104)	(59,022,121)	(4,602,500)	(32,800,553)

Net increase	2,076,107	$13,949,227	2,036,754	$15,332,542

MGI Funds

Notes to the Financial Statements (Continued)
March 31, 2011

Non-US Core Equity

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	46,740,082	$449,851,919	36,838,239	$328,847,880
Shares issued to shareholders in reinvestment of distributions	2,575,172	26,060,738	1,191,487	11,295,302
Shares repurchased	(6,994,746)	(70,565,225)	(8,045,586)	(68,106,579)

Net increase	42,320,508	$405,347,432	29,984,140	$272,036,603

Core Opportunistic

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	32,658,373	$346,199,317	49,095,831	$475,710,721
Shares issued to shareholders in reinvestment of distributions	4,779,950	48,277,495	1,669,320	16,542,961
Shares repurchased	(10,571,225)	(110,932,043)	(19,494,447)	(185,198,477)

Net increase	26,867,098	$283,544,769	31,270,704	$307,055,205

Short Maturity

	Year Ended		Year Ended
	March 31, 2011		March 31, 2010
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	2,166,595	$20,779,441	2,808,604	$26,614,402
Shares issued to shareholders in reinvestment of distributions	113,703	1,083,585	89,873	843,009
Shares repurchased	(167,722)	(1,627,749)	(109,011)	(1,038,881)

Net increase	2,112,576	$20,235,277	2,789,466	$26,418,530

6.	Subsequent events

In accordance with the provisions set forth in FASB ASC 855 (“Subsequent Events”), management has evaluated the possibility of subsequent events existing in the Funds’ financial statements for the year ended March 31, 2011 and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements through the date of issuance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MGI Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MGI Funds, comprising MGI US Large Cap Growth Equity Fund, MGI US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap Value Equity Fund, MGI Non-US Core Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity Fixed Income Fund (the “Funds”), as of March 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the MGI Funds as of March 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 25, 2011

MGI Funds

Additional Information (Unaudited)

          Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mgifunds.us/proxy.

          Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

          Federal Tax Information

For the fiscal year ended March 31, 2011, Core Opportunistic paid long-term capital gains of $3,975.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2011, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$2,854,527
Large Cap Value	6,458,638
Small/Mid Cap Value	1,228,215
Non-US Core Equity	31,797,076
Core Opportunistic	85,291

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2011, qualified for the dividends received reduction, as follows:

Fund
Large Cap Growth	100.00%
Large Cap Value	100.00%
Small/Mid Cap Value	88.81%
Core Opportunistic	0.15%

Board Approvals of Investment Management Agreement and Subadvisory Agreements during the period October 1, 2010 through March 31, 2011

September 28-29, 2010 Board Meeting

MGI US Large Cap Value Equity Fund — Approval of a New Subadvisory Agreement

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of MGI FundsTM (the “Trust”) held on September 28-29, 2010 (the “September Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Global Investments, Inc., the Trust’s investment advisor (the “Advisor” or “MGI”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed OSAM Subadvisory Agreement”) between the Advisor and O’Shaughnessy Asset Management, LLC (“OSAM” or the “Proposed Subadvisor”) with respect to the MGI US Large Cap Value Equity Fund (the “Large Cap Value Fund”). In considering the approval of the Proposed OSAM Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Large Cap Value Fund, and the Trust’s other series, as well as the Advisor and OSAM.

MGI Funds

Additional Information (Unaudited) (Continued)

At the September Meeting, the Advisor recommended the approval of OSAM to serve as a Subadvisor to the Large Cap Value Fund, after evaluating a number of other possible investment managers. The Advisor’s recommendation of OSAM was based upon, among other factors: (i) the Advisor’s high degree of conviction in the Proposed Subadvisor, which met the Advisor’s specific criteria for a concentrated manager that would diversify the Large Cap Value Fund’s investment strategies; (ii) the Advisor’s expectation that the addition of the Proposed Subadvisor would increase the consistency of the Fund’s excess returns, while providing lower downside volatility; (iii) the Advisor’s opinion that OSAM’s greater emphasis on the deeper value end of the value spectrum than the Fund’s then-serving Subadvisors — Eaton Vance Management (“Eaton Vance”), Numeric Investors LLC (“Numeric”), and Robeco Investment Management, Inc. (“RIM”) (together, the “Current Subadvisors”) — would allow the Proposed Subadvisor to effectively complement the Current Subadvisors and increase portfolio diversification; (iv) the Proposed Subadvisor’s high tracking error with the Current Subadvisors; and (vi) the Advisor’s preliminary proposed allocation of 20% of the Large Cap Value Fund’s investment portfolio to OSAM and its Market Leaders Value investment strategy (the “Leaders Value Strategy”).

At the September Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed OSAM Subadvisory Agreement. In determining whether to approve the Proposed OSAM Subadvisory Agreement, the Board considered the information received in advance of the Meeting, which included: (i) a copy of the form of the Proposed OSAM Subadvisory Agreement; (ii) information regarding the process by which the Advisor selected OSAM, and the Advisor’s rationale for recommending the Proposed Subadvisor for Board approval; (iii) information regarding the nature, quality, and extent of the services that OSAM would provide to the Large Cap Value Fund; (iv) information regarding the reputation, prior investment experience, investment management business, portfolio management personnel, and operations of the Proposed Subadvisor; (v) information regarding OSAM’s brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by the Proposed Subadvisor, and a comparison of those fees to the fees the Proposed Subadvisor charged to other comparable accounts that OSAM advised; (vii) information regarding OSAM’s compliance program; (viii) information regarding OSAM’s historical performance returns managing investment mandates similar to the Large Cap Value Fund’s investment mandate, and such performance compared to a relevant index; and (ix) information regarding the Proposed Subadvisor’s financial condition. The Board also considered the substance of discussions with representatives of the Advisor and OSAM at the September Meeting.

When considering the approval of the Proposed OSAM Subadvisory Agreement, the Board reviewed and analyzed the factors that the Board deemed relevant with respect to OSAM, including: the nature, quality, and extent of the services to be provided to the Large Cap Value Fund by OSAM; the Proposed Subadvisor’s management style; the Proposed Subadvisor’s historical performance record managing pooled investment products similar to the Large Cap Value Fund; the qualifications and experience of the portfolio managers and investment management personnel who will be responsible for the day-to-day management of OSAM’s allocated portion of the Large Cap Value Fund’s investment portfolio; and the Proposed Subadvisor’s staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, quality, and extent of the services to be provided by the Proposed Subadvisor to the Large Cap Value Fund, the Board considered: the specific investment management process to be employed by OSAM in managing its allocated portion of the Large Cap Value Fund; the qualifications of the Proposed Subadvisor’s investment professionals with regard to implementing investment mandates similar to the Large Cap Value Fund’s investment mandate; OSAM’s Leaders Value Strategy’s overall favorable performance record as compared to a relevant benchmark; the Proposed Subadvisor’s infrastructure and whether OSAM’s organization appeared to adequately support the Leaders Value Strategy; and the Advisor’s review and selection process and the Advisor’s favorable assessment as to the nature, quality, and extent of the subadvisory services expected to be provided by OSAM. The Board concluded that the Large Cap Value Fund and its shareholders would benefit from the qualifications and experience of the Proposed Subadvisor’s portfolio managers and other investment professionals. Based on the Board’s consideration and review of the foregoing information, the Board concluded that the nature, quality, and extent of the subadvisory services anticipated to be provided by OSAM, as well as

MGI Funds

Additional Information (Unaudited) (Continued)

the Proposed Subadvisor’s ability to render such services based on its experience, operations, and resources, were appropriate for the Large Cap Value Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Fund’s investment portfolio that OSAM would manage, and supported a decision to approve the Proposed OSAM Subadvisory Agreement.

Because OSAM previously had not managed an allocated portion of the Large Cap Value Fund’s investment portfolio, the Board, at the September Meeting, could not consider the Proposed Subadvisor’s investment performance in managing the Fund as a factor in evaluating the Proposed OSAM Subadvisory Agreement. However, the Board did review OSAM’s historical performance record utilizing its Leaders Value Strategy in managing other accounts and advising and subadvising other registered investment companies that were comparable to the Large Cap Value Fund. The Board compared this historical performance to a relevant benchmark and considered that the Proposed Subadvisor’s historical performance compared favorably to the benchmark. On this basis, the Board concluded that OSAM’s historical performance record, when viewed together with the other factors considered by the Board, supported a decision to approve the Proposed OSAM Subadvisory Agreement.

The Board carefully considered the proposed fees payable under the Proposed OSAM Subadvisory Agreement. In this regard, the Board evaluated the compensation to be paid to OSAM by the Advisor. The Board also considered comparisons of the fees that will be paid to the Proposed Subadvisor with the fees OSAM charges to its other advisory and subadvisory clients, noting that the fee rate that the Advisor had negotiated with the Proposed Subadvisor appeared to compare favorably with the fee rates that OSAM has implemented with its other, similar clients.

The Board also considered whether the Proposed Subadvisor’s fee schedule included breakpoints that would reduce OSAM’s fees as the assets of the Large Cap Value Fund allocated to the Proposed Subadvisor increased. The Board noted that while OSAM’s proposed subadvisory fee schedule did include breakpoints, this would not be a primary factor in the Board’s analysis because the fees to be paid to the Proposed Subadvisor would be paid by the Advisor, rather than directly by the Large Cap Value Fund. The Board recalled the data presented by MGI, as required by the exemptive order issued to the Trust and the Advisor by the U.S. Securities and Exchange Commission, permitting the use of a multi-manager structure, that illustrated that the hiring of OSAM would have a slightly negative impact on the Advisor’s profitability in managing the Large Cap Value Fund. The Board was not provided with, and did not review, information regarding the estimated profits that may be realized by the Proposed Subadvisor in managing its allocated portion of the Large Cap Value Fund’s assets. Since the fees to be paid to OSAM were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the Proposed Subadvisor’s potential profitability was not considered relevant to the Board’s deliberations. After evaluating the proposed fees, the Board concluded that the fees that would be paid to the Proposed Subadvisor by MGI for managing its allocated portion of the Large Cap Value Fund appeared to be within a reasonable range in light of the nature, quality, and extent of the services to be provided.

The Board reviewed a copy of the Proposed OSAM Subadvisory Agreement. The Board considered that the Proposed OSAM Subadvisory Agreement provided for substantially the same range of services as the Subadvisory Agreements that were in place with the Large Cap Value Fund’s three Current Subadvisors.

The Board also considered whether there were any ancillary benefits that may accrue to the Proposed Subadvisor as a result of OSAM’s relationship with the Large Cap Value Fund. The Board noted that MGI will closely monitor and evaluate the Proposed Subadvisor’s portfolio transactions on a quarterly basis and provide reports to the Board on these matters (as MGI did for all of the Trust’s Subadvisors). The Board concluded that the potential benefits that were expected to accrue to the Proposed Subadvisor by virtue of its relationship with the Large Cap Value Fund were reasonable.

The Board considered the Advisor’s recommendation that the addition of OSAM as the fourth Subadvisor would complement the Large Cap Value Fund’s three Current Subadvisors, and would add value by enhancing the benefits of the Trust’s multi-manager approach. The Board also considered the Advisor’s belief that the addition

MGI Funds

Additional Information (Unaudited) (Continued)

of the Proposed Subadvisor would improve the consistency of excess returns for the Large Cap Value Fund and improve the Fund’s risk/return profile by maintaining excess return expectations for lower expected tracking error, while reducing downside volatility. The Board discussed that the addition of OSAM, and the accompanying proposed preliminary reallocation of a portion of the Large Cap Value Fund’s assets from each of the Fund’s three Current Subadvisors to the Proposed Subadvisor, should serve to increase portfolio diversification, help to reduce volatility, and improve the risk profile for the Large Cap Value Fund, while increasing the potential for positive returns, thereby benefiting shareholders of the Large Cap Value Fund.

The Board considered the Advisor’s belief that the addition of the Proposed Subadvisor would provide greater exposure to the deeper value space for investment manager diversification, and that a concentrated investment manager may benefit a manager-of-managers structure, such as the Large Cap Value Fund. The Board also considered that the Advisor could accomplish efficiently and economically the transition to add OSAM as a Subadvisor to the Large Cap Value Fund and to reallocate portions of the Large Cap Value Fund’s assets from the Current Subadvisors to the Proposed Subadvisor.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with and discussed a description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as beingdeterminative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the initial approval of the Proposed OSAM Subadvisory Agreement was in the best interests of the Large Cap Value Fund and its shareholders, and approved the Proposed OSAM Subadvisory Agreement.

MGI Non-US Core Equity Fund — Approval of New Subadvisory Agreements

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of MGI FundsTM (the “Trust”) held on September 28-29, 2010 (the “September Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Global Investments, Inc., the Trust’s investment advisor (the “Advisor” or “MGI”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed Echo Point Subadvisory Agreement”) between the Advisor and Echo Point Investment Management, LLC (“Echo Point”) with respect to the MGI Non-US Core Equity Fund (the “Non-US Fund”). Also at the September Meeting, the Board, including the Independent Trustees, considered and approved the proposed subadvisory agreement (the “Proposed Arrowstreet Subadvisory Agreement” and, together with the Proposed Echo Point Subadvisory Agreement, the “Proposed Non-US Subadvisory Agreements”) between the Advisor and Arrowstreet Capital, Limited Partnership (“Arrowstreet”) (each of Echo Point and Arrowstreet is a “Proposed Non-US Subadvisor,” and together, the “Proposed Non-US Subadvisors”) with respect to the Non-US Fund. In considering the approval of the Proposed Non-US Subadvisory Agreements, the Board was able to draw on its knowledge of the Trust, the Non-US Fund, and the Trust’s other series, as well as the Advisor, Echo Point, and Arrowstreet.

At the September Meeting, MGI had recommended to the Board the appointment of Echo Point to serve as a Subadvisor to the Non-US Fund, replacing Invesco Advisers, Inc. (“Invesco”), as a result of the then-pending acquisition (the “Transaction”) of Invesco’s international growth portfolio management team (the “International Growth Team”) by Old Mutual Asset Management (“OMAM”). The Transaction provided for the members of the International Growth Team of Invesco, which had served as a Subadvisor to the Fund pursuant to a Subadvisory Agreement with MGI, dated June 1, 2010 (the “Prior Invesco Subadvisory Agreement”), to become employees of Echo Point, which would be operated as an independent, wholly-owned subsidiary of OMAM. The Board, including a majority of the Independent Trustees, had approved the Prior Invesco Subadvisory Agreement at its April 19, 2010 meeting. The International Growth Team initially began managing an allocated portion of the Fund’s portfolio on March 16, 2009 (the “Team Inception Date”), when the members of the Team were

MGI Funds

Additional Information (Unaudited) (Continued)

employees of Morgan Stanley Investment Management (“MSIM”). Until June 1, 2010, MSIM, through the International Growth Team, had served as a Subadvisor to the Non-US Fund.

The Advisor’s recommendation to hire Echo Point, after the International Growth Team joined Echo Point in conjunction with the closing of the Transaction, was based upon, among other factors: (i) the Advisor’s high degree of conviction in the members of the International Growth Team, and in particular, the Team’s two senior portfolio managers (with each senior portfolio manager possessing thirty years of investment experience); (ii) the Advisor’s expectations that the entire International Growth Team would be fully and successfully integrated into Echo Point, without any material changes to the Team’s investment process, operations, or strategy; (iii) OMAM’s assurances, provided both prior to and at the Meeting, that OMAM (a) would use its best efforts in assisting the International Growth Team to smoothly transition and to successfully integrate into Echo Point and OMAM (including ensuring appropriate tools and resources were in place for the International Growth Team at the time of the closing of the Transaction), and (b) would not become involved in the International Growth Team’s investment process in managing the Team’s allocated portion of the Fund (by confirming the Team will operate independently as one of a number of investment boutiques owned by OMAM); (iv) the International Growth Team’s commitment to its investment process and aligning the Team’s interests with the interests of the Fund’s shareholders (as each senior portfolio manager invested a percentage of his personal assets in the international growth equity strategy managed by the International Growth Team); (v) the Advisor’s opinion that the International Growth Team’s relatively low correlation with the Fund’s four other Subadvisors would allow Echo Point to continue to effectively complement those Subadvisors within the Fund; and (vi) MGI’s positive experience with the International Growth Team to date, including the Team’s commendable performance in managing its allocated portion of the Fund’s investment portfolio since the Team Inception Date. It was noted that the Advisor also had considered other possible qualified investment managers that might replace Invesco, in the event that the International Growth Team did not successfully transition to Echo Point in conjunction with the Transaction.

At the September Meeting, MGI also had recommended to the Board the appointment of Arrowstreet to serve as a Subadvisor to the Non-US Fund, after evaluating a number of other possible investment managers. In conjunction with recommending the approval of Arrowstreet by the Board, the Advisor at the September Meeting also recommended the termination of Grantham, Mayo, Van Otterloo & Co., LLC (“GMO”) as a Subadvisor to the Non-US Fund. The Advisor’s recommendation of the appointment Arrowstreet was based upon, among other factors: (i) the Advisor’s high degree of conviction in the team of investment professionals at Arrowstreet who will be managing the Proposed Non-US Subadvisor’s allocated portion of the Fund’s investment portfolio; (ii) the Advisor’s desire to replace GMO with a Subadvisor that utilized more transparent investment strategies that can be monitored by MGI; (iii) the Advisor’s view that Arrowstreet’s experienced team employed a quantitative investment approach within a consistently disciplined and reasonably transparent process; (iv) the Advisor’s belief that Arrowstreet’s proprietary investment process, which measures the direct effects on stocks, as well as the indirect effects on countries, global sectors, country/sector interactions, distinguished Arrowstreet from many other investment managers in their asset class.

At the September Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed Non-US Subadvisory Agreements. The Board’s approval of the Proposed Arrowstreet Subadvisory Agreement was conditioned upon the receipt of appropriate additional information, which was provided to the Board by MGI. In determining whether to approve the Proposed Non-US Subadvisory Agreements, the Board considered the information received in advance of the Meeting, which included: (i) a copy of a form of each Proposed Non-US Subadvisory Agreement; (ii) information regarding the process by which the Advisor selected each Proposed Non-US Subadvisor, and the Advisor’s rationale for recommending both Proposed Non-US Subadvisors for Board approval; (iii) information regarding the nature, quality, and extent of the services that each Proposed Non-US Subadvisor would provide to the Non-US Fund; (iv) information regarding the Proposed Non-US Subadvisors’ reputations, investment management businesses, personnel, and operations; (v) information regarding each Proposed Non-US Subadvisor’s brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by each Proposed Non-US Subadvisor; (vii) information regarding the Proposed Non-US Subadvisors’ compliance programs; (viii) information regarding each Proposed

MGI Funds

Additional Information (Unaudited) (Continued)

Non-US Subadvisor’s historical performance returns managing an investment mandate similar to the Non-US Fund’s investment mandate, and such performance compared to a relevant index; and (ix) information regarding each Proposed Non-US Subadvisor’s financial condition. At the September Meeting, the Board requested additional information from MGI regarding Arrowstreet’s financial condition, and supplemental information was provided to the Board, as requested. The Board also considered the substance of discussions with representatives of the Advisor and each Proposed Non-US Subadvisor at the September Meeting.

When considering the approval of the Proposed Non-US Subadvisory Agreements, the Board reviewed and analyzed the factors that the Board deemed relevant with respect to the Proposed Non-US Subadvisors, including: the nature, quality, and extent of the services to be provided to the Non-US Fund by each Proposed Non-US Subadvisor; the Proposed Non-US Subadvisors’ management styles; the historical performance record of each Proposed Non-US Subadvisor in managing pooled investment products similar to the Non-US Fund; the qualifications and experience of the investment professionals at each Proposed Non-US Subadvisor who will be responsible for the day-to-day management of the Proposed Non-US Subadvisor’s allocated portion of the Non-US Fund’s investment portfolio; and each Proposed Non-US Subadvisor’s staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, quality, and extent of the services to be provided by each Proposed Non-US Subadvisor to the Non-US Fund, the Board considered: the specific investment management process and strategy to be employed by each Proposed Non-US Subadvisor in managing the assets of the Fund to be allocated to the Proposed Non-US Subadvisor; the qualifications of each Proposed Non-US Subadvisor’s investment professionals with regard to implementing investment mandates similar to the Non-US Fund’s investment mandate; the overall favorable performance record of each Proposed Non-US Subadvisor as compared to a relevant benchmark; and the infrastructure of each Proposed Non-US Subadvisor and whether that infrastructure appeared to adequately support the Proposed Non-US Subadvisor’s investment strategy. The Board considered Echo Point’s ability to rely on the administrative and support infrastructure provided by OMAM. The Board requested, and received, supplemental information to demonstrate that Arrowstreet possessed the necessary resources to furnish the subadvisory services contemplated under the Proposed Arrowstreet Subadvisory Agreement. The Board also discussed the Advisor’s review process and the Advisor’s favorable assessment as to the nature, quality, and extent of the subadvisory services expected to be provided by each Proposed Non-US Subadvisor. The Board noted that, with respect to Arrowstreet, the Advisor had followed its standard rigorous due diligence process in which more than fifteen potential qualified successor subadvisors were considered, and four viable subadvisor candidates were carefully evaluated. The Board also considered the Advisor’s representations that it had followed Arrowstreet for several years, and that this familiarity contributed to the Advisor’s confidence in recommending Arrowstreet.

In the case of Echo Point, the Board recalled the Advisor’s high degree of conviction in the members of the International Growth Team, as well as the International Growth Team’s commitment to its investment process and aligning the Team’s interests with the interests of the Non-US Fund’s shareholders (as each senior portfolio manager was personally invested in the international growth equity strategy managed by the International Growth Team). The Board also considered OMAM’s assurances that it would use its best efforts in assisting the International Growth Team to smoothly transition and to successfully integrate into Echo Point and OMAM, and would not become involved in the International Growth Team’s investment process in managing the Team’s allocated portion of the Fund.

The Board concluded that the Non-US Fund and its shareholders would continue to benefit from the quality and experience of the members of Echo Point’s International Growth Team. Based on the Board’s consideration and review of the foregoing information, the Board concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by Echo Point to the Non-US Fund, as well as Echo Point’s ability to render such services based on the Proposed Non-US Subadvisor’s experience, operations, and resources, were appropriate for the Non-US Fund, in light of the Fund’s investment objective, and the mandate relating to the allocated portion of the Non-US Fund’s investment portfolio that Echo Point would manage. The Board concluded that the information supported a decision to approve the Proposed Echo Point Subadvisory Agreement.

MGI Funds

Additional Information (Unaudited) (Continued)

The Board next concluded that the Non-US Fund and its shareholders would benefit from the quality and experience of the members of Arrowstreet’s investment team. Based on the Board’s consideration and review of the foregoing information, as well as supplemental information provided by MGI to the Board, the Board concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by Arrowstreet to the Non-US Fund, as well as the Proposed Non-US Subadvisor’s ability to render such services based on Arrowstreet’s experience, operations, and resources, were appropriate for the Non-US Fund, in light of the Fund’s investment objective and the mandate relating to the allocated portion of the Non-US Fund’s investment portfolio that the Proposed Non-US Subadvisor would manage. The Board concluded that the information supported a decision to approve the Proposed Arrowstreet Subadvisory Agreement.

Because the International Growth Team, as employees of Invesco and MSIM, previously had managed an allocated portion of the Non-US Fund’s investment portfolio, the Board was able to consider the International Growth Team’s positive investment performance in managing the Non-US Fund as a factor in evaluating the Proposed Echo Point Subadvisory Agreement. The Board also compared the International Growth Team’s historical investment performance to a relevant benchmark, and concluded that Echo Point’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed Echo Point Subadvisory Agreement.

In contrast, because Arrowstreet previously had not managed an allocated portion of the Non-US Fund’s investment portfolio, the Board could not consider Arrowstreet’s investment performance in managing the Fund as a factor in evaluating the Proposed Arrowstreet Subadvisory Agreement. However, the Board reviewed Arrowstreet’s historical investment performance record utilizing its International Equity Strategy (EAFE) in managing other accounts and advising and subadvising other registered investment companies that were comparable to the Non-US Fund. The Board also compared Arrowstreet’s historical investment performance to a relevant benchmark, and concluded that the Proposed Non-US Subadvisor’s historical performance record, viewed together with the other factors considered by the Board, supported a decision to approve the Proposed Arrowstreet Subadvisory Agreement.

The Board carefully considered the proposed fees payable under the Proposed Non-US Subadvisory Agreements. In this regard, the Board evaluated the compensation to be paid to each Proposed Non-US Subadvisor by the Advisor. The Board also considered comparisons of the fees that will be paid to the Proposed Non-US Subadvisors with the fees that the Proposed Non-US Subadvisors charged to their other advisory and subadvisory clients to the extent applicable. In making such comparisons, the Board noted that the fee rates that the Advisor had negotiated with a Proposed Non-US Subadvisor appeared to compare favorably with the fee rates that such Proposed Non-US Subadvisor had implemented with other, similar clients.

The Board also considered whether the fee schedules of the Proposed Non-US Subadvisors included breakpoints that would reduce the fees of each Proposed Non-US Subadvisor as the assets of the Non-US Fund allocated to the Proposed Non-US Subadvisor increased. The Board noted that while each proposed subadvisory fee schedule did include breakpoints, such breakpoints were not a primary factor in the Board’s analysis because the fees to be paid to the Proposed Non-US Subadvisors would be paid by the Advisor, rather than directly by the Non-US Fund. The Board recalled the data presented by MGI, as required by the exemptive order issued to the Trust and the Advisor by the U.S. Securities and Exchange Commission, permitting the use of a multi-manager structure, that illustrated that the hiring of Arrowstreet would have a slightly negative impact on the Advisor’s profitability in managing the Non-US Fund. The Board recalled that because Echo Point’s fee was identical to the fee paid to Invesco under the Prior Invesco Subadvisory Agreement, Echo Point’s proposed subadvisory fee would have no impact on MGI’s profitability. The Board was not provided with, and did not review, information regarding the estimated profits that may be realized by each Proposed Non-US Subadvisor in managing its allocated portion of the Non-US Fund’s assets. Since the fees to be paid to the Proposed Non-US Subadvisors were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate reasonable fees, the Proposed Non-US Subadvisors’ potential profitability was not considered relevant to the Board’s deliberations. After evaluating the proposed fees, the Board concluded that the fees that would be paid to each Proposed Non-US Subadvisor by MGI with respect to the assets to be allocated to the Proposed Non-US

MGI Funds

Additional Information (Unaudited) (Continued)

Subadvisor appeared to be within a reasonable range in light of the nature, quality, and extent of the services to be provided.

The Board reviewed copies of the Proposed Non-US Subadvisory Agreements. The Board considered that the Proposed Non-US Subadvisory Agreements provided for the same range of services as the Subadvisory Agreements that were in place with the Non-US Fund’s other then-serving Subadvisors, Invesco, AllianceBernstein L.P. (“AllianceBernstein”), Lazard Asset Management LLC (“Lazard”), and Massachusetts Financial Services Company (“MFS”) (together, the “Current Subadvisors”). The Board noted that the Proposed Echo Point Subadvisory Agreement provided for the same range of services that had been provided for in the Prior Invesco Subadvisory Agreement.

The Board also considered whether there were any ancillary benefits that may accrue to the Proposed Non-US Subadvisors as a result of the Proposed Non-US Subadvisors’ relationships with the Non-US Fund. The Board concluded that the Proposed Non-US Subadvisors may direct the Non-US Fund’s brokerage transactions to certain brokers to obtain research and other services. However, the Board noted that the Proposed Non-US Subadvisors were required to select brokers who met the Non-US Fund’s requirements for seeking best execution, and that MGI monitored and evaluated the Subadvisors’ trade execution with respect to Fund brokerage transactions on a quarterly basis and provided reports to the Board on these matters. The Board concluded that the benefits that were expected to accrue to the Proposed Non-US Subadvisors by virtue of their relationships with the Non-US Fund were reasonable.

The Board recalled MGI’s recommendation that the addition of Echo Point as a Subadvisor to the Non-US Fund would not represent a substantive change in the current subadvisory services being provided to the Fund by the International Growth Team as employees of Invesco, pursuant to the Prior Invesco Subadvisory Agreement, and may actually improve the services, as the International Growth Team, as a result of the Transaction, would be able to concentrate more attention on the investment process while being freed of administrative functions by OMAM’s infrastructure. The Board also recalled the Advisor’s view that the International Growth Team’s relatively low correlation with the Non-US Fund’s Current Subadvisors would allow Echo Point to continue to effectively complement the Current Subadvisors within the Fund.

The Board then considered MGI’s recommendation that the addition of Arrowstreet, replacing GMO, also would complement the Non-US Fund’s Current Subadvisors, and would add value by enhancing the benefits of the Trust’s multi-manager approach. The Board also considered MGI’s explanation that Arrowstreet would bring a more transparent and disciplined investment process to managing the allocated portion of the Non-US Fund’s investment portfolio than MGI experienced with GMO. The Board discussed that the addition of Arrowstreet, and the accompanying proposed reallocation of portions of the Non-US Fund’s assets from GMO to Arrowstreet, should serve to increase portfolio diversification, help to reduce volatility, and improve the risk profile for the Non-US Fund, while increasing the potential for positive returns, thereby benefiting shareholders of the Non-US Fund. The Board noted that GMO managed the largest portion of the Non-US Fund’s investment portfolio (35%), and this portion would be managed by Arrowstreet. The Board also considered that the Advisor could accomplish efficiently and economically the transition to add the Proposed Non-US Subadvisor and to reallocate the Non-US Fund’s assets from GMO and the Current Subadvisors to Arrowstreet.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with and discussed a description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the initial approval of each Proposed Non-US Subadvisory Agreement was in the best interests of the Non-US Fund and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the Proposed Echo Point Subadvisory Agreement and the Proposed Arrowstreet Subadvisory Agreement.

MGI Funds

Additional Information (Unaudited) (Continued)

December 14-15, 2010 Board Meeting

MGI US Small/Mid Cap Growth Equity Fund — Approval of a New Subadvisory Agreement

At the meeting of the Board of Trustees (the “Board” or the “Trustees”) of MGI FundsTM (the “Trust”) held on December 14-15, 2010 (the “December Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Global Investments, Inc., the Trust’s investment advisor (the “Advisor” or “MGI”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed Delaware Subadvisory Agreement”) between the Advisor and Delaware Investments with respect to the MGI US Small/Mid Cap Growth Equity Fund (the “Small Cap Growth Fund”). In considering the approval of the Proposed Delaware Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Small Cap Growth Fund, and the Trust’s other series, as well as the Advisor and Delaware Investments.

At the December Meeting, after evaluating a number of other possible investment managers, the Advisor recommended the approval of Delaware Investments’ Focus Growth Team (the “Delaware Growth Team”) to serve as a Subadvisor to the Small Cap Growth Fund. The Advisor’s recommendation of Delaware Investments and the Delaware Growth Team was based upon, among other factors: (i) the Advisor’s high degree of conviction in Delaware Investments and the Delaware Growth Team, which met the Advisor’s strict criteria for a concentrated manager with a small-cap growth bias and that had an established and positive investment track record over multiple time periods; (ii) the Advisor’s expectation that the addition of Delaware Investments would increase the consistency of the Fund’s excess returns, while providing lower downside volatility; and (iii) the Advisor’s opinion that the relatively low correlation with the Fund’s three then-serving Subadvisors, Goldman Sachs Asset Management, L.P. (“GSAM”), Tygh Capital Management, Inc. (“Tygh Capital”), and Westfield Capital Management Company, L.P. (“Westfield”) (together, the “Current Subadvisors”), combined with the proposed allocation of a portion of the Fund’s assets to Delaware Investments, would allow Delaware Investments to effectively complement the Current Subadvisors within the Fund and increase portfolio diversification.

At the December Meeting, the Board, including a majority of the Independent Trustees, considered and approved the Proposed Delaware Subadvisory Agreement. In determining whether to approve the Proposed Delaware Subadvisory Agreement, the Board considered the information received in advance of the Meeting, which included: (i) a copy of the form of the Proposed Delaware Subadvisory Agreement; (ii) information regarding the process by which the Advisor selected the Delaware Growth Team, and the Advisor’s rationale for recommending Delaware Investments for Board approval; (iii) information regarding the nature, quality, and extent of the services that Delaware Investments would provide to the Small Cap Growth Fund; (iv) information regarding the reputation, prior investment experience, investment management business, portfolio management personnel, and operations of Delaware Investments and the Delaware Growth Team; (v) information regarding Delaware Investments’ brokerage and trading policies and practices; (vi) information regarding the level of subadvisory fees to be charged by Delaware Investments, and a comparison of those fees to the fees Delaware Investments charged to other registered investment companies that Delaware Investments advised; (vii) information regarding Delaware Investments’ compliance program; (viii) information regarding the Delaware Growth Team’s historical performance returns managing investment mandates similar to the Small Cap Growth Fund’s investment mandate, and such performance compared to a relevant index; and (ix) information regarding Delaware Investments’ financial condition. The Board also considered the substance of discussions with representatives of the Advisor and Delaware Investments at the December Meeting.

When considering the approval of the Proposed Delaware Subadvisory Agreement, the Board reviewed and analyzed the factors that the Board deemed relevant with respect to Delaware Investments, including: the nature, quality, and extent of the services to be provided to the Small Cap Growth Fund by Delaware Investments and the Delaware Growth Team; Delaware Investments’ management style; the Delaware Growth Team’s historical performance record managing pooled investment products similar to the Small Cap Growth Fund; the qualifications and experience of the portfolio managers and investment management personnel who will be responsible for the day-to-day management of the Delaware Growth Team’s allocated portion of the Small Cap

MGI Funds

Additional Information (Unaudited) (Continued)

Growth Fund’s investment portfolio; and Delaware Investments’ and the Delaware Growth Team’s staffing levels and overall resources. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act.

In examining the nature, quality, and extent of the services to be provided by Delaware Investments to the Small Cap Growth Fund, the Board considered: the specific investment management process to be employed by the Delaware Growth Team in managing its allocated sleeve of the Small Cap Growth Fund; the qualifications of Delaware Investments’ investment professionals with regard to implementing investment mandates similar to the Small Cap Growth Fund’s investment mandate; the Delaware Growth Team’s overall favorable performance record as compared to a relevant benchmark; Delaware Investments’ infrastructure and whether the Delaware Growth Team’s organization appeared to adequately support the Team’s Small-Mid Cap Growth-Focus investment strategy (the “Focused Growth Strategy”); and the Advisor’s review and selection process and the Advisor’s favorable assessment as to the nature, quality, and extent of the subadvisory services expected to be provided by Delaware Investments through the Delaware Growth Team. The Board concluded that the Small Cap Growth Fund and its shareholders would benefit from the qualifications and experience of the Delaware Growth Team’s portfolio managers and other investment professionals. Based on the Board’s consideration and review of the foregoing information, the Board concluded that the nature, quality, and extent of the subadvisory services anticipated to be provided by Delaware Investments, as well as the Delaware Growth Team’s ability to render such services based on the experience, operations, and resources of Delaware Investments and the Delaware Growth Team, were appropriate for the Small Cap Growth Fund, in light of the Fund’s investment objective and the mandate relating to the allocated portion of the Fund’s investment portfolio that the Delaware Growth Team would manage. The Board concluded that the information supported a decision to approve the Proposed Delaware Subadvisory Agreement.

Because Delaware Investments previously had not managed an allocated portion of the Small Cap Growth Fund’s investment portfolio, the Board, at the December Meeting, could not consider Delaware Investments’ investment performance in managing the Fund as a factor in evaluating the Proposed Delaware Subadvisory Agreement. However, the Board did review the Delaware Growth Team’s historical performance record utilizing its Focused Growth Strategy in managing other accounts and advising and subadvising other registered investment companies that were comparable to the Small Cap Growth Fund. The Board compared this historical performance to a relevant benchmark and considered that the Delaware Growth Team’s historical performance compared favorably to the benchmark. On this basis, the Board concluded that the Delaware Growth Team’s historical performance record, when viewed together with the other factors considered by the Board, supported a decision to approve the Proposed Delaware Subadvisory Agreement.

The Board carefully considered the proposed fees payable under the Proposed Delaware Subadvisory Agreement. In this regard, the Board evaluated the compensation to be paid to Delaware Investments by the Advisor. The Board also considered comparisons of the fees that will be paid to Delaware Investments with the fees Delaware Investments charges to its other advisory and subadvisory clients, noting that the fee rate that the Advisor had negotiated with Delaware Investments appeared to compare favorably with the fee rates that Delaware Investments has implemented with its other investment company clients.

The Board also considered whether Delaware Investments’ fee schedule included breakpoints that would reduce Delaware Investments’ fees as the assets of the Small Cap Growth Fund allocated to the Delaware Growth Team increased. The Board noted that while Delaware Investments’ proposed subadvisory fee schedule did not include breakpoints, this would not be a primary factor in the Board’s analysis because the fees to be paid to Delaware Investments would be paid by the Advisor, rather than directly by the Small Cap Growth Fund. The Board recalled the data presented by MGI, as required by the exemptive order issued to the Trust and the Advisor by the U.S. Securities and Exchange Commission, permitting the use of a multi-manager structure, that illustrated that the hiring of Delaware Investments would have a slightly negative impact on the Advisor’s profitability in managing the Small Cap Growth Fund. The Board was not provided with, and did not review, information regarding the estimated profits that may be realized by Delaware Investments in managing the Small Cap Growth Fund’s assets. Since the fees to be paid to Delaware Investments were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, Delaware

MGI Funds

Additional Information (Unaudited) (Continued)

Investments’ potential profitability was not considered relevant to the Board’s deliberations. After evaluating the proposed fees, the Board concluded that the fees that would be paid to Delaware Investments by MGI for managing its allocated sleeve of the Small Cap Growth Fund appeared to be within a reasonable range in light of the nature, quality, and extent of the services to be provided by the Delaware Growth Team.

The Board reviewed a copy of the Proposed Delaware Subadvisory Agreement. The Board considered that the Proposed Delaware Subadvisory Agreement provided for the same range of services as the Subadvisory Agreements that were in place with each of the Small Cap Growth Fund’s three Current Subadvisors.

The Board also considered whether there were any ancillary benefits that may accrue to Delaware Investments as a result of the Delaware Growth Team’s relationship with the Small Cap Growth Fund. The Board noted that MGI will closely monitor and evaluate the Delaware Growth Team’s portfolio transactions on a quarterly basis and provide reports to the Board on these matters (as MGI did for all of the Trust’s Subadvisors). The Board concluded that the potential benefits that were expected to accrue to Delaware Investments by virtue of the Delaware Growth Team’s relationship with the Small Cap Growth Fund were reasonable.

The Board considered the Advisor’s recommendation that the addition of Delaware Investments as the fourth Subadvisor would complement the Small Cap Growth Fund’s three Current Subadvisors, and would add value by enhancing the benefits of the Trust’s multi-manager approach. The Board also considered the Advisor’s belief that the addition of the Delaware Growth Team would improve the consistency of excess returns for the Small Cap Growth Fund and improve the Fund’s risk/return profile by maintaining excess return expectations for lower expected tracking error while reducing downside volatility. The Board discussed that the addition of Delaware Investments, and the accompanying proposed preliminary reallocation of a portion of the Small Cap Growth Fund’s assets from each of the Fund’s Current Subadvisors to the Proposed Subadvisor, should serve to increase portfolio diversification, help to reduce volatility, and improve the risk profile for the Small Cap Growth Fund, while increasing the potential for positive returns, thereby benefiting shareholders of the Small Cap Growth Fund. The Board also considered that the Advisor could accomplish efficiently and economically the transition to add Delaware Investments and to reallocate a portion of the Small Cap Growth Fund’s assets from the Fund’s Current Subadvisors to the Delaware Growth Team.

In considering the materials and information described above, the Independent Trustees received assistance from, and met separately with, their independent legal counsel, and were provided with and discussed a description of their statutory responsibilities and the legal standards that are applicable to the approval of investment advisory and subadvisory agreements.

After full consideration of the factors discussed above, with no single factor identified as being determinative, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the initial approval of the Proposed Delaware Subadvisory Agreement was in the best interests of the Small Cap Growth Fund and its shareholders, and approved the Proposed Delaware Subadvisory Agreement.

MGI Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2010 through March 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.57%	1,000.00	1,200.70	1,100.35	3.13
Hypothetical	0.57%	1,000.00	1,022.09	1,011.05	2.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 182/365

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.55%	1,000.00	1,163.30	1,081.65	2.97
Hypothetical	0.55%	1,000.00	1,022.19	1,011.10	2.77

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 182/365

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.92%	1,000.00	1,275.80	1,137.90	5.22
Hypothetical	0.92%	1,000.00	1,020.34	1,010.17	4.63

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365

MGI Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.92%	1,000.00	1,232.20	1,116.10	5.12
Hypothetical	0.92%	1,000.00	1,020.34	1,010.17	4.63

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 182/365

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.82%	1,000.00	1,200.70	1,100.35	4.50
Hypothetical	0.82%	1,000.00	1,020.84	1,010.42	4.13

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365

Core Opportunistic — Class Y-3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.37%	1,000.00	996.50	998.25	1.84
Hypothetical	0.37%	1,000.00	1,023.09	1,011.55	1.87

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 182/365

Short Maturity — Class Y3

Hypothetical Return on $1,000

					Operating
	Expense	Beginning	Ending	Avg	Expense
	Ratio	Amount	Value	Value	Incurred*
Actual	0.32%	1,000.00	1,000.80	1,000.40	1.60
Hypothetical	0.32%	1,000.00	1,023.34	1,011.67	1.61

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 182/365

MGI Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

				Number of
		Term of		Portfolios
		Office(1) and		in Fund	Other
	Position(s)	Length of	Principal	Complex*	Directorships
Name, Address	Held with	Time	Occupation(s) During	Overseen	Held by
and Age	Trust	Served	Past 5 Years	by Trustee	Trustee

Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (67)	Chairman and Trustee	Chairman since 2009; Trustee Since 2005	Mr. Bains is retired.	7	Mr. Bains is a director of BG Medicine, Inc.

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (53)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	7	Ms. Cepeda is a director of The UBS Funds, UBS Relationship Funds, Fort Dearborn Income Securities, Inc., SMA Relationship Trust, Consulting Group Capital Markets Funds, and the Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (62)	Trustee	Since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	7	None

MGI Funds

Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Number of
		Term of		Portfolios
		Office(1) and		in Fund	Other
	Position(s)	Length of	Principal	Complex*	Directorships
Name, Address	Held with	Time	Occupation(s) During	Overseen	Held by
and Age	Trust	Served	Past 5 Years	by Trustee	Trustee

Richard Nuzum** (42)	Trustee, President, and Chief Executive Officer	Since 2010	Mr.Nuzum is President and Global Business Leader of Mercer’s Investment Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	7	None

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has seven portfolios.

**	Mr. Nuzum is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

MGI Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Term of
Office† and
	Position(s)	Length of
	Held with	Time
Name and Age	the Trust	Served	Principal Occupation(s) During Past 5 Years

Denis Larose (49)	Vice President and Chief Investment Officer	Since 2007	Mr. Larose is Chief Investment Officer, Mercer Global Investments, Inc. since 2007. He is Chief Investment Officer, Mercer Global Investments Canada Limited since 2006. Mr. Larose was Chief Investment Officer of Colleges of Applied Arts & Technology Pension Plan from 2004-2006.

Kenneth Crotty (49)	Vice President	Since 2008	Mr. Crotty is the President and Head of the U.S. investment management business of Mercer Global Investments, Inc. since 2008 and the Global Chief Operating Officer of Mercer Global Investments, Inc. since 2006. He is also Global Chief Operating officer for Mercer Global Investments, Inc.’s combined investment consulting and management businesses since 2008. Mr. Crotty was a consultant for UPromise Investments from 2005 to 2006, and Chief Operating Officer - Institutional Business of Putnam Investments from 2001 to 2005.

Richard S. Joseph (46)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Global Investments, Inc. since 2005. Mr. Joseph was Chief Operating Officer of Pioneer Investments from March 2004 to June 2004, and Chief Operating Officer of AdvisorCentral LLC from 2001 to 2004.

Scott M. Zoltowski (42)	Vice President, Chief Legal Officer and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Chief Counsel - Investments, for Mercer Global Investments, Inc. and Mercer Investment Consulting, Inc. Mr. Zoltowski was Senior Counsel and Vice President for State Street Global Advisors (2006-2008) and State Street Bank and Trust Company (2004-2006).

Colin Dean (34)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel - Investments for Mercer Global Investments, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP (2007-2010) and Associate Counsel at Affiliated Managers Group, Inc. (2005-2007).

Christopher Ray (48)	Vice President	Since 2006	Mr. Ray is a Vice President and Portfolio Manager of Mercer Global Investments, Inc. since 2005. From 1986 to 2005, Mr. Ray held several positions with Putnam Investments, including senior vice president, consultant relations manager, and fixed income portfolio manager.

Ian Dillon (43)	Vice President	Since 2008	Mr. Dillon is a Portfolio Manager and Principal of Mercer Global Investments Canada Limited since 2006. From 2004 to 2006, Mr. Dillon was Chief Investment Strategist of Altamira Financial Services, Ltd.

MGI Funds

Trustees and Officers (Unaudited) (Continued)

Officers: — continued

Term of
Office† and
	Position(s)	Length of
	Held with	Time
Name and Age	the Trust	Served	Principal Occupation(s) During Past 5 Years

Manny Weiss (62)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manger and Principal of Mercer Global Investments, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

Wil Berglund (39)	Vice President	Since 2010	Mr. Berglund is a Portfolio Manager and Principal of Mercer Global Investments, Inc. since 2009. From 2000 to 2008, Mr. Berglund held several positions with Putnam Investments including fixed income portfolio manager.

Martin J. Wolin (42)	Vice President and Chief Compliance Officer	Since 2006	Mr. Wolin is the Chief Compliance Officer for Mercer Global Investments, Inc. in North America and Mercer Investment Consulting since 2006. Prior to 2006, Mr. Wolin was Chief Compliance Officer of Pioneer Investments’ U.S. investment management and mutual funds business.

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of MGI Funds are distributed by MGI Funds Distributors, Inc.

Item 2.	Code of Ethics.
As of March 31, 2010, the Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Treasurer. For the year ended March 31, 2011, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a) (1).

Item 3.	Audit Committee Financial Expert.
The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4.	Principal Accountant Fees and Services.
(a) Audit Fees— The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $242,300 and $260,025 for the fiscal years ended March 31, 2010 and March 31, 2011, respectively.
(b) Audit-Related Fees— There were no fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.
(c) Tax Fees — The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $23,975 and $32,750 for the fiscal years ended March 31, 2010 and March 31, 2011, respectively.
(d) All Other Fees — There were no other fees billed for the fiscal years ended March 31, 2010 and March 31, 2011 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.
(e)	(1)	The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

	(2)	There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2011 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2011 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.
     Not applicable.

Item 6.	Schedule of Investments.
     The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
     Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.
     Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

     Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of Ethics for the Registrant’s Principal Executive Officer and Treasurer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).
(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MGI FUNDS

By (Signature and Title)	By: /s/ Richard Nuzum Richard Nuzum
President and Chief Executive Officer
(Principal Executive Officer)

Date	May 25, 2011
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Richard Nuzum Richard Nuzum
President and Chief Executive Officer
(Principal Executive Officer)

Date	May 25, 2011

By (Signature and Title)	By: /s/ Richard S. Joseph Richard S. Joseph
Vice President, Treasurer and Principal Accounting Officer
(Principal Financial Officer)

Date	May 25, 2011